Argent Securities Inc.

Asset-Backed Pass-Through Certificates, Series 2006-W4

$820,730,000 (Approximate Offered Amount)

Subject to Revision
Filed pursuant to Rule 433(d)
Registration Statement No. 333-131895
April 17, 2006 - Computational Materials

The Depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-4154 (collect call) or by emailing Randall Outlaw at randall.outlaw@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

THE INFORMATION CONTAINED IN THIS COMMUNICATION IS SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the issuer, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2006 JPMorgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

PRELIMINARY TERM SHEET
$820,730,000 (Approximate Offered Certificates)
Asset-Backed Pass-Through Certificates, Series 2006-W4 April 17, 2006
Argent Securities Inc.

Argent Securities Inc. (Depositor) Argent Mortgage Company, L.L.C. (Originator) Ameriquest Mortgage Company (Master Servicer)

All terms and statements are subject to change.

PRELIMINARY TERM SHEET DATED April 17, 2006

Argent Securities Inc.
Asset-Backed Pass-Through Certificates, Series 2006-W4

$ 820,730,000
(Approximate Offered Certificates)
Subject to Revision

Class	Approximate Size ($)	Type[1,2]	WAL (yrs) Call3 / Mat[4]	Principal Payment Window Call3 / Mat[4]	Pmt Delay (days)	Interest Accrual Basis	Stated Final Maturity	Expected Ratings Moody’s/S&P/Fitch	Initial Credit Enhancement (%)
Offered Certificates
A-2A	248,540,000	FLT/SEQ/SR	1.00 / 1.00	1 - 21 / 1 - 21	0	Actual/360	May 2036	Aaa/AAA/AAA	19.60%
A-2B	117,842,000	FLT/SEQ/SR	2.00 / 2.00	21 - 26 / 21 - 26	0	Actual/360	May 2036	Aaa/AAA/AAA	19.60%
A-2C	120,228,000	FLT/SEQ/SR	3.00 / 3.00	26 - 57 / 26 - 57	0	Actual/360	May 2036	Aaa/AAA/AAA	19.60%
A-2D	85,412,000	FLT/SEQ/SR	6.30 / 7.62	57 - 83 / 57 - 189	0	Actual/360	May 2036	Aaa/AAA/AAA	19.60%
M-1	49,031,000	FLT/MEZ	4.87 / 5.42	43 - 83 / 43 - 165	0	Actual/360	May 2036	Aa1/AA+/AA+	16.15%
M-2	43,346,000	FLT/MEZ	4.79 / 5.31	42 - 83 / 42 - 153	0	Actual/360	May 2036	Aa2/AA/AA	13.10%
M-3	27,713,000	FLT/MEZ	4.75 / 5.25	40 - 83 / 40 - 145	0	Actual/360	May 2036	Aa3/AA-/AA	11.15%
M-4	24,160,000	FLT/MEZ	4.72 / 5.19	40 - 83 / 40 - 139	0	Actual/360	May 2036	A1/AA-/AA-	9.45%
M-5	23,450,000	FLT/MEZ	4.70 / 5.15	39 - 83 / 39 - 133	0	Actual/360	May 2036	A2/A+/A+	7.80%
M-6	19,897,000	FLT/MEZ	4.69 / 5.10	38 - 83 / 38 - 125	0	Actual/360	May 2036	A3/A/A	6.40%
M-7	19,186,000	FLT/MEZ	4.67 / 5.02	38 - 83 / 38 - 118	0	Actual/360	May 2036	Baa1/A-/BBB+	5.05%
M-8	17,054,000	FLT/MEZ	4.67 / 4.94	38 - 83 / 38 - 109	0	Actual/360	May 2036	Baa2/BBB+/BBB	3.85%
M-9	10,659,000	FLT/MEZ	4.66 / 4.83	37 - 83 / 37 - 99	0	Actual/360	May 2036	Baa3/BBB/BBB	3.10%
M-10	14,212,000	FLT/MEZ	4.63 / 4.67	37 - 83 / 37 - 91	0	Actual/360	May 2036	Ba1/BBB-/BBB-	2.10%
Non-Offered Certificates
A-1	570,613,000	FLT/SR	Not Offered		0	Actual/360	May 2036	Aaa/AAA/AAA	19.60%
CE	29,844,888	N/A	Not Offered		N/A			NR	N/A
P	100	N/A	Not Offered		N/A			NR	N/A
R	N/A	N/A	Not Offered		N/A			NR	N/A
R-X	N/A	N/A	Not Offered		N/A			NR	N/A

(1)	The interest rate on each of the Certificates is subject to the related Net WAC Rate Cap.
(2)	The Adjustable-Rate Certificates will accrue interest at a rate not greater than the related Maximum Cap Rate.
(3)	To 10% Optional Termination at the pricing speed.
(4)	To maturity at the pricing speed.

Pricing Speed (“PPC”)

Fixed-Rate Mortgage Loans	2% CPR growing to 20% CPR over 10 months.
Adjustable-Rate Mortgage Loans
100% PPC, which is 5% CPR in month 1, an additional 2% CPR for each month thereafter, building to 27% CPR in month 12 and remaining constant at 27% CPR until month 23, increasing to and remaining constant at 60% CPR from month 24 until month 27 and decreasing and remaining constant at 30% CPR from month 28 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.

Part I: Key Terms
Parties: Depositor:	Argent Securities Inc.

Originator:	Argent Mortgage Company, L.L.C.

Seller, Sponsor and Master Servicer:
Ameriquest Mortgage Company.
Static pool information regarding delinquencies, cumulative losses and prepayments for prior securitized pools sponsored by the Sponsor and serviced by the Master Servicer for the last five years can be obtained from the following website: http://www.amcinvestors.com/arsi.

Trustee, Custodian and Swap Administrator:	Deutsche Bank National Trust Company.

Swap Provider:	[TBD]

Co-Lead Underwriters:	J. P. Morgan Securities Inc. and Banc of America Securities LLC.

Co-Manager:	Merrill Lynch, Pierce, Fenner & Smith Incorporated.
Collateral:
Mortgage Loans:
As of the Cut-off Date, 6,770 Adjustable-Rate and Fixed-Rate, first-lien and second-lien, closed-end, subprime mortgage loans with LTVs at origination not in excess of 100% and an aggregate scheduled principal balance as of the Cut-off Date of approximately $1,421,187,988 (the “Mortgage Loans”). References to percentages or balances herein are based on the aggregate scheduled principal balance of such Mortgage Loans on the Cut-off Date. For the purpose of calculating interest and principal on the Class A Certificates, the Mortgage Loans have been divided into two loan groups, designated as follows:

Group I Mortgage Loans: 4,021 Adjustable-Rate and Fixed-Rate Mortgage Loans with an aggregate scheduled principal balance as of the Cut-off Date of approximately $709,717,780 and with principal balances at origination that conform to principal balance limits of Freddie Mac.

Group II Mortgage Loans:2,749 Adjustable-Rate and Fixed-Rate Mortgage Loans with an aggregate scheduled principal balance as of the Cut-off Date of approximately $711,470,208 and with principal balances at origination that may or may not conform to principal balance limits of Fannie Mae and Freddie Mac.

Primary Mortgage Insurance Policy:
As of the Cut-off Date, approximately 12.18% of the Mortgage Loans will be covered by a mortgage insurance policy (the “PMI Policy”) issued by Mortgage Guaranty Insurance Corporation (the “Mortgage Insurance Provider”). For each of those Mortgage Loans, the Mortgage Insurance Provider provides insurance coverage, subject to certain carveouts, down to 60% of the value of the related mortgaged property.

Dates:
Cut-off Date:	The close of business on April 1, 2006.
Distribution Dates:	The 25th day of each month or, if the 25th day is not a business day, the next business day, beginning in May 2006.
Record Date:
Adjustable-Rate Certificates: the close of business on the business day immediately preceding the related Distribution Date.

Retained Certificates: the close of business on the last business day of the month preceding the month in which the related Distribution Date occurs.

Expected Pricing Date:	The week of April 17, 2006.
Expected Closing Date:	On or about April 25, 2006.
Designations:
Certificates:	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2006-W4.
Adjustable-Rate Certificates:	Class A Certificates and Class M Certificates.
Class A Certificates:	Class A-1, Class A-2A, Class A-2B, Class A-2C, and Class A-2D Certificates.
Class M Certificates:	Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates.
Offered Certificates:	Class A-2A, Class A-2B, Class A-2C, Class A-2D, and Class M Certificates.
Non-Offered Certificates:	Class A-1, Class CE, Class P and Residual Certificates.
Residual Certificates:	Class R and Class R-X Certificates.
Retained Certificates:	Class CE, Class P and Residual Certificates.
Group I Certificates:	Class A-1 Certificates, which evidence interests in the Group I Mortgage Loans.
Group II Certificates:	Class A-2A, Class A-2B, Class A-2C, and Class A-2D Certificates, which evidence interests in the Group II Mortgage Loans.
Other Terms:
Source for Calculation of One-Month LIBOR:	Moneyline Telerate page 3750.
ERISA:	The Offered Certificates will not be ERISA eligible as of the Closing Date.
SMMEA Eligibility:	The Offered Certificates will not constitute “mortgage related securities” for purposes of SMMEA.
Federal Taxation:	Designated portions of the Trust will be established as multiple REMICs for federal income tax purposes.
Form of Registration:	Book-entry form through DTC, Clearstream and Euroclear.
Minimum Denominations:	With respect to the Class A and Class M Certificates, $100,000 and integral multiples of $1 in excess.

Part II: Definitions/Description of the Certificates

Determination Date:	The 10th day of the month or, if such day is not a business day, the business day immediately preceding such 10th day.
Due Period:	For each Distribution Date, the period from the second day of the immediately preceding month to the first day of the month in which such Distribution Date occurs.
Prepayment Period:
For the first Distribution Date, the Cut-off Date to and including the initial Determination Date, and for all other Distribution Dates, the day after the prior Determination Date to and including the Determination Date in the month in which such Distribution Date occurs.

Interest Accrual Basis:	Actual/360. The Adjustable-Rate Certificates will settle flat and will have no payment delay.
Administrative Fee Rate:	The sum of (a) the Servicing Fee Rate (0.50% per annum), (b) the Trustee Fee Rate (0.0013% per annum) and (c) the PMI Insurer Fee Rate, if applicable.
Expense Adjusted Net Mortgage Rate:	The mortgage rate of each Mortgage Loan minus the Administrative Fee Rate.
Expense Adjusted Net Maximum Mortgage Rate:
The per annum rate equal to the applicable maximum mortgage rate (or the mortgage rate for such Mortgage Loan in the case of the fixed-rate Mortgage Loans) of each Mortgage Loan minus the Administrative Fee Rate.

Optional Termination:
The majority holders of the Class CE Certificates, the Master Servicer and the NIMS Insurer, if any, in that order, may purchase all of the Mortgage Loans and REO properties and retire the Certificates on or after the Optional Termination Date.

Optional Termination Date:	The first Distribution Date on which the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.
Credit Enhancement:	Excess Interest; Overcollateralization ("OC"); Subordination; and Primary Mortgage Insurance Policy.
Initial Overcollateralization Target Percentage:	Approximately 2.10%.
Overcollateralization Floor:	The aggregate principal balance of the Mortgage Loans as of the Cut-off Date multiplied by 0.50%.
Overcollateralization Target Amount:
For any Distribution Date, (i) prior to the Stepdown Date, an amount equal to the Initial Overcollateralization Target Percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date, provided a Trigger Event is not in effect, the greater of (x) 2x the Initial Overcollateralization Target Percentage of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period and (y) the Overcollateralization Floor or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Stepdown Date:
The earlier of (i) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later of (A) the 37th Distribution Date and (B) the date that the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 2x the Initial Credit Enhancement Percentage.

Credit Enhancement Percentage:
The percentage obtained by dividing (x) the aggregate Certificate Principal Balance of each class of Certificates with a lower distribution priority by (y) the aggregate principal balance of the Mortgage Loans.

	Class	Initial CE%	Target CE% On/After Stepdown Date
	Class A	19.60%	2x Initial CE%
	M-1	16.15%	2x Initial CE%
	M-2	13.10%	2x Initial CE%
	M-3	11.15%	2x Initial CE%
	M-4	9.45%	2x Initial CE%
	M-5	7.80%	2x Initial CE%
	M-6	6.40%	2x Initial CE%
	M-7	5.05%	2x Initial CE%
	M-8	3.85%	2x Initial CE%
	M-9	3.10%	2x Initial CE%
	M-10	2.10%	2x Initial CE%

Overcollateralization Reduction Amount:
For any Distribution Date, the lesser of (A) the principal remittance amount on such Distribution Date and (B) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the principal remittance amount on such Distribution Date has been distributed) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralized Amount:
For any Distribution Date, will be the excess, if any, of (a) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments received or advanced on or before the related Determination Date and principal prepayments received during the related Prepayment Period) over (b) the aggregate Certificate Principal Balance of the Class A and Class M Certificates plus the Certificate Principal Balance of the Class P Certificates, after giving effect to distributions to be made on such Distribution Date.

Net Monthly Excess Cashflow:
For any Distribution Date, the sum of (x) the Overcollateralization Reduction Amount, if any, and (y) the excess of the Available Funds, net of any Net Swap Payment made by the Trustee and the Swap Termination Payments (only if such Swap Termination Payment is not due to a Swap Provider Trigger Event (as defined in the Swap Agreement)), if any, made by the Trustee, over the sum of (i) the monthly interest accrued and any unpaid interest on the Class A Certificates and the monthly interest accrued on the Class M Certificates and (ii) the principal remittance amount.

Allocation of Losses:
Any Realized Losses on the Mortgage Loans on any Distribution Date will first be absorbed by the Class CE Certificates.

If on any Distribution Date as a result of Realized Losses on the Mortgage Loans, the aggregate certificate principal balance of the Certificates exceeds the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period, such excess, (the “Realized Loss Amount”) will be allocated to the classes of Class M Certificates, sequentially, in descending numerical order.

There will be no allocation of Realized Losses on the Mortgage Loans to the Class A Certificates or the Class P Certificates. Investors in the Class A Certificates should note, however, that although Realized Losses cannot be allocated to such Certificates, under certain loss scenarios there may not be enough principal and interest on the Mortgage Loans to distribute to the holders of such Certificates all principal and interest amounts to which they are then entitled. Once Realized Losses are allocated to the Class M Certificates, such amounts with respect to such Certificates will no longer accrue interest. However, the amount of any Realized Losses allocated to the Class M Certificates may be distributed to the holders of those certificates from the Net Monthly Excess Cashflow (and from certain amounts received by the Swap Administrator from the Swap Agreement, if any), sequentially, as described in the Pooling and Servicing Agreement.

Net WAC Rate Cap:
Group I Certificates: The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to (x) the weighted average of the Expense Adjusted Net Mortgage Rates of the Group I Mortgage Loans minus (y) the Net Swap Payment or Swap Termination Payment, if any, made to the Swap Provider (only if such Swap Termination Payment is not due to a Swap Provider Trigger Event (as defined in the Swap Agreement)) expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment or Swap Termination Payment made to the Swap Provider by the Trust and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans, multiplied by 12.

Group II Certificates: The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to (x) the weighted average of the Expense Adjusted Net Mortgage Rates of the Group II Mortgage Loans minus (y) the Net Swap Payment or Swap Termination Payment, if any, made to the Swap Provider (only if such Swap Termination Payment is not due to a Swap Provider Trigger Event (as defined in the Swap Agreement)) expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment or Swap Termination Payment made to the Swap Provider by the Trust and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans, multiplied by 12.

Class M Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current certificate principal balance of the related Class A Certificates), of (i) the Net WAC Rate Cap for the Group I Certificates and (ii) the Net WAC Rate Cap for the Group II Certificates.

Pass-Through Rate:	For any Distribution Date, the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate Cap for such Distribution Date.
Formula Rate:	For any Distribution Date and any class of Adjustable-Rate Certificates, the lesser of (i) LIBOR plus the applicable certificate margin and (ii) the related Maximum Cap Rate.
Maximum Cap Rate:
The Maximum Cap Rate for any Distribution Date and any Adjustable-Rate Certificates is calculated in the same manner as the related Net WAC Rate Cap, but based on the Expense Adjusted Net Maximum Mortgage Rates of the applicable Mortgage Loans rather than the Expense Adjusted Net Mortgage Rates of the applicable Mortgage Loans, plus, an amount, expressed as a per annum rate, equal to a fraction, the numerator of which is equal to the Net Swap Payment made by the Swap Provider and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans.

Coupon Step-up:
After the Optional Termination Date, if the majority holders of the Class CE Certificates, the Master Servicer (or NIMs Insurer, if any) fails to exercise its right to terminate the Trust, the certificate margins with respect to the Adjustable-Rate Certificates on any then outstanding Certificates will increase according to the following:

	Certificates	After Optional Termination
	Class A Certificates	2x Applicable Margin
	Class M Certificates	1.5x Applicable Margin

Net WAC Rate Carryover Amount:
For any Distribution Date, (i) the excess of (a) the amount of interest such class would have accrued for such Distribution Date had the applicable Pass-Through Rate not been subject to the Net WAC Rate Cap, over (b) the amount of interest such class of Certificates accrued for such Distribution Date based on the Net WAC Rate Cap, together with the unpaid portion of any such amounts from the prior Distribution Date and (ii) accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net WAC Rate Cap. The Net WAC Rate Carryover Amount will be distributed from certain amounts received by the Swap Administrator from the Swap Agreement, if any, and from the Net Monthly Excess Cashflow on a subordinated basis on the same Distribution Date or in any subsequent period. The ratings on each class of Certificates do not address the likelihood of the payment of any Net WAC Rate Carryover Amount.

Swap Agreement:
On the Closing Date, the Trustee will enter into a Swap Agreement with an initial notional amount of $1,323,801,081.19 (the “Swap Agreement”). Under the Swap Agreement, the Trust will be obligated to pay an amount equal to 5.34% per annum on the notional amount as set forth in the Swap Agreement to the Swap Provider, and the Trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement from the Swap Provider, until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”). See the attached schedule.

Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the Swap Administrator pursuant to the Pooling and Servicing Agreement and a swap administration agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, solely from collections on the Mortgage Loans and generally, prior to distributions to Certificateholders.

In the event that the Trust receives a Swap Termination Payment, and a successor Swap Provider cannot be obtained, then such Swap Termination Payment will be deposited into a reserve account and the Swap Administrator, on each subsequent Distribution Date, will withdraw the amount of any Net Swap Payment due to the Trust (calculated in accordance with the terms of the original Swap Agreement) and administer such Net Swap Payment in accordance with the terms of the Pooling and Servicing Agreement and the swap administration agreement.

Interest Carry Forward Amount:
For each class of Class A and Class M Certificates, on any Distribution Date, the sum of (i) the excess of (a) the accrued certificate interest for such class with respect to the prior Distribution Date (excluding any Net WAC Rate Carryover Amount with respect to such class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (b) the amount actually distributed to such class with respect to interest on such prior Distribution Date and (ii) interest on such excess at the Pass-Through Rate for such class.

Available Funds:
For any Distribution Date, the sum, net of amounts reimbursable to the Master Servicer or the Trustee, of: (i) the aggregate amount of scheduled monthly payments on the Mortgage Loans due during the related Due Period and received on or prior to the related Determination Date; (ii) unscheduled payments in respect of the Mortgage Loans (including prepayments, insurance proceeds, liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for the Mortgage Loans occurring during the related Prepayment Period or proceeds from the repurchase of the Mortgage Loans due to the Optional Termination of the Trust); (iii) all Master Servicer Advances with respect to the Mortgage Loans received for such Distribution Date and (iv) all compensating interest paid by the Master Servicer in respect of prepayment interest shortfalls on the Mortgage Loans for the related period.

Class A Principal Distribution Amount:
With respect to the Class A Certificates, prior to the Stepdown Date, or if a Trigger Event is in effect, the Class A Certificates will receive the principal collected on the Mortgage Loans plus any Net Monthly Excess Cashflow required to maintain the Overcollateralization Target Amount until the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero. On or after the Stepdown Date, if no Trigger Event is in effect, principal paid on the Class A Certificates will be an amount such that each of the Class A Certificates will maintain 2x the Initial Credit Enhancement Percentage as set forth in the Credit Enhancement Percentage table included herein.

Principal distributions on the Group II Certificates will be allocated sequentially, to the Class A-2A, the Class A-2B, Class A-2C, and the Class A-2D Certificates, in that order, until their respective certificate principal balances have been reduced to zero. Notwithstanding the foregoing, if the aggregate Certificate Principal Balance of the Group II Certificates exceeds the aggregate principal balance of the Group II Mortgage Loans, principal distributions will be allocated concurrently, on a pro rata basis.

Notwithstanding the foregoing, if the aggregate Certificate Principal Balance of the Group I or Group II Certificates is reduced to zero, then the amount of principal distributions from the related loan group on subsequent Distribution Dates will be distributed to the group(s) of Class A Certificates remaining outstanding, to the extent necessary to provide all required principal distributions to such Certificates.

Class M Principal Distribution Amount:
The Class M Certificates will not receive any principal payments prior to the Stepdown Date. On or after the Stepdown Date (if no Trigger Event is in effect), principal will be paid on the Class M Certificates in the following order: to the Class M-1 Certificates until it reaches 2x the Class M-1 Initial Credit Enhancement Percentage, then to the Class M-2 Certificates until it reaches 2x the Class M-2 Initial Credit Enhancement Percentage, then to the Class M-3 Certificates until it reaches 2x the Class M-3 Initial Credit Enhancement Percentage, then to the Class M-4 Certificates until it reaches 2x the Class M-4 Initial Credit Enhancement Percentage, then to the Class M-5 Certificates until it reaches 2x the Class M-5 Initial Credit Enhancement Percentage, then to the Class M-6 Certificates until it reaches 2x the Class M-6 Initial Credit Enhancement Percentage, then to the Class M-7 Certificates until it reaches 2x the Class M-7 Initial Credit Enhancement Percentage, then to the Class M-8 Certificates until it reaches 2x the Class M-8 Initial Credit Enhancement Percentage, then to the Class M-9 Certificates until it reaches 2x the Class M-9 Initial Credit Enhancement Percentage and then to the Class M-10 Certificates until it reaches 2x the Class M-10 Initial Credit Enhancement Percentage in each case, as set forth in the Credit Enhancement Percentage table included herein.

If a Trigger Event is in effect, principal payments will be paid sequentially first to the Class A Certificates and then to the Class M Certificates in their order of seniority until the Certificate Principal Balance of each such class is reduced to zero.

Trigger Event:	If either the Delinquency Trigger Event or Cumulative Loss Test is violated.

The percentage obtained by dividing (x) the aggregate Stated Principal Balance of (i) Mortgage Loans Delinquent 60 days or more, (ii) REO Properties and (iii) Mortgage Loans in foreclosure and in bankruptcy by (y) the aggregate Stated Principal Balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, exceeds a percentage (as specified in the Pooling and Servicing Agreement) of the Credit Enhancement Percentage for the most senior class of Certificates then outstanding. In the case of the Class A Certificates, the percentage will be 40.75%.

Cumulative Loss Test:
The aggregate amount of Realized Losses incurred with respect to the Mortgage Loans since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of subsequent recoveries received with respect to the Mortgage Loans from the Cut-off Date through the last day of the related Due Period) divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the approximate applicable percentages set forth below with respect to such Distribution Date:

	Distribution Date Occurring In	Percentage
	May 2008 through April 2009	1.35% for the first month plus an additional 1/12th of 1.65% for each month thereafter
	May 2009 through April 2010	3.00% for the first month plus an additional 1/12th of 1.70% for each month thereafter
	May 2010 through April 2011	4.70% for the first month plus an additional 1/12th of 1.35% for each month thereafter
	May 2011 through April 2012	6.05% for the first month plus an additional 1/12th of 0.45% for each month thereafter
	May 2012 and thereafter	6.50%

Payment Priority:
On each Distribution Date, distributions will be made as follows:

First, to pay any Net Swap Payment or the Swap Termination Payment (not caused by a Swap Provider Trigger Event (as defined in the Swap Agreement)) owed to the Swap Provider and other fees and expenses of the Trust.

From Available Funds, to pay interest on the Class A Certificates pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay interest excluding any accrued unpaid interest from prior Distribution Dates to the Class M Certificates, sequentially.

From Available Funds, to pay principal on the Class A and the Class M Certificates, in accordance with the principal payment provisions described above.

From Net Monthly Excess Cashflow, if any, to the Certificates then entitled to receive distributions in respect of principal an additional payment of principal in order to reduce the Certificate Principal Balance of such Certificates to the extent necessary to maintain the required Overcollateralization Target Amount.

From Net Monthly Excess Cashflow, if any, to pay Interest Carry Forward Amounts to the Class M Certificates, sequentially.

From Net Monthly Excess Cashflow, if any, to pay any Realized Losses allocated to the Class M Certificates, sequentially.

From Net Monthly Excess Cashflow, if any, to pay the Net WAC Rate Carryover Amount on the Class A and Class M Certificates in the same order of priority as described above.

From Net Monthly Excess Cashflow, if any, to pay the Swap Termination Payment (caused by a Swap Provider Trigger Event) owed to the Swap Provider.

From Net Monthly Excess Cashflow, if any, to pay any remaining amount to the Class CE and Class R Certificates in accordance with the Pooling and Servicing Agreement.

From the Swap Account, to pay any unpaid interest on the Class A Certificates, pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay any unpaid interest including any accrued unpaid interest from prior Distribution Dates to the Class M Certificates, sequentially.

From the Swap Account, to pay the Net WAC Rate Carryover Amount on the Adjustable-Rate Certificates remaining unpaid in the same order of priority as described above.

From the Swap Account, to pay any principal on the Adjustable-Rate Certificates then entitled to distributions of principal, in accordance with the principal payment provisions described above in an amount necessary to maintain the applicable Overcollateralization Target Amount.

From the Swap Account, to pay any Realized Losses remaining on the Class M Certificates, sequentially.

Part III: Swap Schedule

Distribution Date	Notional Schedule ($)	Distribution Date	Notional Schedule ($)
5/25/06	1,323,801,081.19	4/25/09	251,189,169.38
6/25/06	1,315,141,242.50	5/25/09	243,398,208.70
7/25/06	1,306,128,416.85	6/25/09	243,398,208.70
8/25/06	1,289,507,650.83	7/25/09	243,398,208.70
9/25/06	1,272,742,146.96	8/25/09	237,325,476.34
10/25/06	1,255,791,107.35	9/25/09	230,644,642.95
11/25/06	1,231,068,311.08	10/25/09	224,134,573.16
12/25/06	1,206,498,840.94	11/25/09	217,758,893.08
1/25/07	1,181,896,315.80	12/25/09	211,560,626.24
2/25/07	1,142,636,278.15	1/25/10	205,574,924.77
3/25/07	1,104,297,982.63	2/25/10	199,760,380.10
4/25/07	1,066,791,931.86	3/25/10	194,112,047.97
5/25/07	1,018,473,327.71	4/25/10	188,625,136.81
6/25/07	972,326,013.40	5/25/10	183,295,460.87
7/25/07	928,312,033.49	6/25/10	178,117,998.22
8/25/07	886,316,843.71	7/25/10 and	0.00
9/25/07	846,253,652.58	thereafter
10/25/07	807,724,428.33
11/25/07	752,421,348.70
12/25/07	700,901,853.35
1/25/08	652,872,213.98
2/25/08	596,255,429.77
3/25/08	544,772,693.94
4/25/08	382,173,991.70
5/25/08	373,389,839.47
6/25/08	364,605,687.23
7/25/08	355,821,534.99
8/25/08	347,037,382.76
9/25/08	338,253,230.52
10/25/08	329,469,078.29
11/25/08	284,239,700.16
12/25/08	277,629,594.01
1/25/09	271,019,487.85
2/25/09	264,409,381.70
3/25/09	257,799,275.54

PART IV: COLLATERAL STATISTICS

DESCRIPTION OF THE TOTAL COLLATERAL

Collateral Summary
Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

	Summary Statistics	Range (if applicable)

Number of Mortgage Loans	6,770

Aggregate Current Principal Balance	$1,421,187,988
Average Current Principal Balance	$209,924	$19,988 to $999,322

Aggregate Original Principal Balance	$1,421,775,940
Average Original Principal Balance	$210,011	$20,000 to $1,000,000

Fully Amortizing Mortgage Loans	100.00%

1st Lien	98.73%

Weighted Avg. Gross Coupon	8.411%	6.000% to 13.050%

Weighted Avg. Original Term (months)	359	180 to 360
Weighted Avg. Remaining Term (months)	359	175 to 360

Weighted Avg. Margin (ARM Loans Only)	5.998%	4.000% to 7.125%

Weighted Avg. Maximum Rate (ARM Loans Only)	14.418%	12.000% to 18.400%

Weighted Avg. Minimum Rate (ARM Loans Only)	8.418%	6.000% to 12.400%

Weighted Avg. Original LTV (1)	81.77%	14.90% to 100.00%

Weighted Avg. Borrower FICO	616	500 to 813

Geographic Distribution (Top 5)	CA (28.68%)
	FL (12.74%)
	IL (8.94%)
	AZ (7.11%)
	NY (5.55%)
(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

DESCRIPTION OF THE TOTAL COLLATERAL

Collateral Type
COLLATERAL TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
2/6 MONTH LIBOR	2,809	565,072,460.62	39.76	359	39.82	8.719	602	81.58
2/6 MONTH LIBOR -2 YR IO	2	609,210.00	0.04	352	49.71	6.357	637	90.00
2/6 MONTH LIBOR - 5 YR IO	482	153,147,475.84	10.78	359	40.04	7.763	663	82.05
2/6 MONTH LIBOR - 40YR	668	193,037,663.60	13.58	359	41.84	8.189	623	82.26
3/6 MONTH LIBOR	1,123	225,215,013.25	15.85	359	40.19	8.506	610	81.89
3/6 MONTH LIBOR - 40 YR	243	62,801,270.33	4.42	359	41.75	8.125	623	83.06
3/6 MONTH LIBOR - 5 YR IO	97	29,425,540.84	2.07	358	41.91	7.554	651	82.37
FIXED RATE	1,222	158,184,974.79	11.13	355	39.98	8.500	607	80.98
FIXED RATE - 40 YR	86	21,641,534.67	1.52	359	41.42	7.798	612	80.74
FIXED RATE - 5YR IO	38	12,052,844.13	0.85	356	41.16	7.622	648	80.30
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

Principal Balances at Origination*
RANGE OF PRINCIPAL BALANCES AT ORIGINATION ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF ORIGINATION ($)	% OF PRINCIPAL BALANCE AS OF ORIGINATION	REMAINING TERM TO MATURITY (months)*	DEBT-TO-INCOME (%)*	GROSS COUPON (%)*	FICO*	OLTV[1] (%)
0.01 - 25,000.00	19	427,013.00	0.03	357	37.78	11.924	629	99.77
25,000.01 - 50,000.00	110	4,037,565.00	0.28	356	41.52	11.817	636	100.00
50,000.01 - 100,000.00	1,258	99,900,154.00	7.02	355	37.88	9.192	601	83.87
100,000.01 - 150,000.00	1,399	175,114,595.00	12.32	357	39.27	8.777	601	80.84
150,000.01 - 200,000.00	1,210	210,970,541.00	14.84	359	39.81	8.515	607	81.02
200,000.01 - 250,000.00	835	186,917,835.00	13.15	359	40.10	8.380	615	81.04
250,000.01 - 300,000.00	565	154,563,895.00	10.87	359	40.47	8.309	612	81.16
300,000.01 - 350,000.00	390	126,180,852.00	8.88	359	42.07	8.156	619	81.03
350,000.01 - 400,000.00	310	115,981,081.00	8.16	359	40.70	8.202	631	82.79
400,000.01 - 450,000.00	217	92,443,574.00	6.50	359	41.51	8.228	630	82.48
450,000.01 - 500,000.00	179	85,201,238.00	5.99	359	41.60	8.303	636	83.12
500,000.01 - 550,000.00	94	49,454,050.00	3.48	359	41.59	7.957	626	83.83
550,000.01 - 600,000.00	69	39,757,202.00	2.80	359	42.67	8.066	627	85.16
600,000.01 - 650,000.00	43	27,107,013.00	1.91	359	40.54	8.110	628	82.56
650,000.01 - 700,000.00	31	20,966,920.00	1.47	359	38.85	8.001	611	79.65
700,000.01 - 750,000.00	16	11,521,570.00	0.81	359	38.50	7.706	632	80.76
750,000.01 >=	25	21,230,842.00	1.49	359	41.19	7.749	613	74.83
Total:	6,770	1,421,775,940.00	100.00	359	40.36	8.411	616	81.77

1 Original LTV if first lien, combined LTV if second lien.

*Based on the original balances of the Mortgage Loans.

DESCRIPTION OF THE TOTAL COLLATERAL

Principal Balance as of the Cut-Off Date
RANGE OF PRINCIPAL BALANCES AS OF THE CUT-OFF DATE ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
0.01 - 25,000.00	19	426,544.53	0.03	357	37.78	11.924	629	99.77
25,000.01 - 50,000.00	110	4,032,679.61	0.28	356	41.52	11.817	636	100.00
50,000.01 - 100,000.00	1,258	99,834,546.63	7.02	355	37.88	9.192	601	83.87
100,000.01 - 150,000.00	1,399	175,030,983.65	12.32	357	39.27	8.777	601	80.84
150,000.01 - 200,000.00	1,210	210,878,818.51	14.84	359	39.81	8.515	607	81.02
200,000.01 - 250,000.00	835	186,845,697.51	13.15	359	40.10	8.380	615	81.04
250,000.01 - 300,000.00	566	154,805,256.42	10.89	359	40.47	8.307	612	81.16
300,000.01 - 350,000.00	390	126,182,720.03	8.88	359	42.09	8.157	619	81.04
350,000.01 - 400,000.00	309	115,590,432.22	8.13	359	40.69	8.203	631	82.77
400,000.01 - 450,000.00	217	92,415,463.90	6.50	359	41.51	8.228	630	82.48
450,000.01 - 500,000.00	179	85,172,378.37	5.99	359	41.60	8.303	636	83.12
500,000.01 - 550,000.00	94	49,434,923.83	3.48	359	41.59	7.957	626	83.83
550,000.01 - 600,000.00	69	39,745,424.95	2.80	359	42.67	8.066	627	85.16
600,000.01 - 650,000.00	44	27,743,246.52	1.95	359	40.67	8.125	626	82.62
650,000.01 - 700,000.00	30	20,310,109.75	1.43	359	38.63	7.977	614	79.48
700,000.01 - 750,000.00	16	11,517,416.83	0.81	359	38.50	7.706	632	80.76
750,000.01 >=	25	21,221,344.81	1.49	359	41.19	7.749	613	74.83
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

Remaining Term to Maturity
RANGE OF MONTHS REMAINING	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
121 to 180	29	2,610,205.90	0.18	179	36.41	8.173	609	69.93
181 to 240	25	3,407,601.28	0.24	239	42.27	8.002	616	75.56
301 to 360	6,716	1,415,170,180.89	99.58	359	40.37	8.412	616	81.81
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE TOTAL COLLATERAL

Mortgage Rates
RANGE OF CURRENT MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
6.000 - 6.499	45	13,575,656.62	0.96	358	39.20	6.287	642	76.82
6.500 - 6.999	420	113,608,116.76	7.99	358	40.58	6.818	630	77.10
7.000 - 7.499	690	180,311,239.05	12.69	358	40.65	7.254	629	78.30
7.500 - 7.999	1,202	288,634,245.98	20.31	358	40.96	7.761	628	78.91
8.000 - 8.499	991	213,939,481.52	15.05	359	40.58	8.249	616	81.17
8.500 - 8.999	1,115	228,897,317.00	16.11	359	40.22	8.731	608	83.06
9.000 - 9.499	708	134,792,149.61	9.48	359	40.09	9.223	600	85.39
9.500 - 9.999	655	119,258,653.63	8.39	359	39.53	9.712	597	86.57
10.000 - 10.499	348	58,140,434.53	4.09	359	39.46	10.210	601	87.27
10.500 - 10.999	221	33,562,822.10	2.36	358	38.36	10.721	604	88.66
11.000 - 11.499	112	14,263,574.94	1.00	358	39.60	11.194	599	89.33
11.500 - 11.999	108	10,141,085.73	0.71	357	40.22	11.747	592	85.79
12.000 - 12.499	100	8,202,204.07	0.58	356	41.66	12.174	591	89.86
12.500 - 12.999	53	3,447,687.72	0.24	354	42.89	12.664	620	99.31
13.000 - 13.499	2	413,318.81	0.03	357	45.23	13.003	531	67.00
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

Original Loan-to-Value Ratios(1)
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[2] (%)
0.01 to 25.00	8	787,048.74	0.06	315	39.05	8.443	586	20.56
25.01 to 30.00	4	371,965.01	0.03	331	30.82	7.812	589	28.21
30.01 to 35.00	12	1,409,271.51	0.10	359	37.17	7.957	566	32.90
35.01 to 40.00	17	2,640,282.65	0.19	352	36.98	7.714	591	37.66
40.01 to 45.00	38	5,618,013.60	0.40	352	40.17	7.953	577	42.48
45.01 to 50.00	47	6,816,497.34	0.48	354	39.68	8.235	587	48.21
50.01 to 55.00	67	12,026,374.11	0.85	356	38.64	8.021	582	53.11
55.01 to 60.00	113	22,058,611.99	1.55	356	38.18	8.122	576	58.12
60.01 to 65.00	223	44,083,325.10	3.10	359	39.96	8.193	582	63.51
65.01 to 70.00	322	66,822,859.73	4.70	358	39.74	8.359	575	68.64
70.01 to 75.00	469	101,871,033.22	7.17	358	40.57	8.143	582	73.99
75.01 to 80.00	2,309	556,730,306.45	39.17	359	41.04	7.954	636	79.82
80.01 to 85.00	605	133,427,345.45	9.39	358	39.62	8.322	601	84.30
85.01 to 90.00	1,476	285,240,650.85	20.07	359	39.42	8.867	607	89.77
90.01 to 95.00	702	151,692,255.41	10.67	359	41.05	9.145	627	94.76
95.01 to 100.00	358	29,592,146.91	2.08	356	41.04	11.202	650	99.94
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77

(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

2 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE TOTAL COLLATERAL

FICO Score at Origination
RANGE OF FICO SCORES	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
500 to 519	381	64,638,196.13	4.55	359	41.68	9.166	509	76.34
520 to 539	475	86,228,895.91	6.07	359	41.22	9.011	530	78.71
540 to 559	634	119,800,433.23	8.43	359	40.19	8.701	551	79.91
560 to 579	557	108,455,755.45	7.63	358	39.47	8.563	569	79.87
580 to 599	754	151,830,352.74	10.68	358	40.31	8.296	589	80.92
600 to 619	1,012	212,440,999.12	14.95	358	40.31	8.332	609	83.11
620 to 639	1,023	233,147,554.30	16.41	359	41.42	8.279	629	82.60
640 to 659	709	154,294,466.98	10.86	358	40.12	8.312	649	83.23
660 to 679	411	98,330,124.93	6.92	359	39.89	8.135	669	83.10
680 to 699	328	78,644,873.19	5.53	359	39.65	8.107	688	83.13
700 to 719	188	45,575,413.22	3.21	358	39.86	8.110	710	83.99
720 to 739	125	30,263,747.18	2.13	359	39.59	8.181	728	84.25
740 to 759	90	17,452,161.18	1.23	359	38.03	8.590	749	84.54
760 to 779	46	11,129,572.92	0.78	359	36.85	8.362	771	83.12
780 to 799	28	7,656,666.19	0.54	359	40.46	8.077	788	80.25
800 or greater	9	1,298,775.40	0.09	359	38.27	8.512	806	83.37
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77

1 Original LTV if first lien, combined LTV if second lien.

Debt-to-Income Ratio
RANGE OF DEBT-TO-INCOME RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
0.01 - 20.00	328	67,659,040.81	4.76	359	14.53	8.428	621	81.84
20.01 - 25.00	294	53,275,194.31	3.75	359	23.13	8.477	614	81.01
25.01 - 30.00	482	87,085,009.09	6.13	357	28.22	8.439	616	79.91
30.01 - 35.00	757	136,774,906.25	9.62	359	33.15	8.538	616	81.30
35.01 - 40.00	1,092	224,195,745.22	15.78	358	38.11	8.417	618	81.91
40.01 - 45.00	1,492	318,699,659.68	22.42	359	43.12	8.447	617	81.94
45.01 - 50.00	2,140	495,171,578.44	34.84	359	48.12	8.354	617	83.17
50.01 - 55.00	185	38,326,854.27	2.70	357	53.29	8.177	570	68.24
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE TOTAL COLLATERAL

Geographic Distribution
STATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Alabama	19	2,078,801.67	0.15	350	36.30	8.657	584	85.56
Alaska	11	2,140,884.37	0.15	359	40.68	7.983	588	82.15
Arizona	561	100,997,336.67	7.11	359	39.04	8.597	616	80.91
Arkansas	16	2,373,192.33	0.17	354	37.52	9.392	618	85.61
California	1,181	407,601,831.59	28.68	359	41.67	8.119	628	80.69
Colorado	74	14,138,863.60	0.99	359	40.47	8.010	605	83.43
Connecticut	60	12,633,207.17	0.89	359	42.07	8.521	594	76.69
Delaware	15	2,219,223.69	0.16	359	38.99	8.704	577	79.08
Florida	889	181,036,962.26	12.74	359	39.93	8.377	620	79.77
Georgia	13	1,687,965.71	0.12	358	41.78	8.668	549	83.44
Hawaii	32	11,163,551.34	0.79	359	37.87	7.678	660	84.81
Idaho	22	3,241,614.28	0.23	359	39.15	8.666	617	81.58
Illinois	640	126,999,149.98	8.94	358	41.40	8.537	622	82.90
Indiana	99	10,176,350.19	0.72	357	37.86	9.203	606	88.61
Iowa	36	3,312,385.03	0.23	359	40.42	9.023	607	85.09
Kansas	19	2,101,577.19	0.15	359	39.72	9.254	580	86.65
Kentucky	29	3,061,886.56	0.22	352	41.72	8.927	570	86.75
Louisiana	71	8,410,757.11	0.59	358	39.23	8.976	600	86.13
Maine	9	1,283,234.29	0.09	358	34.90	8.095	617	74.92
Maryland	250	59,894,008.50	4.21	358	40.74	8.109	597	79.80
Massachusetts	107	27,323,533.97	1.92	359	39.15	8.321	608	81.86
Michigan	298	34,375,801.60	2.42	359	38.94	9.084	584	86.38
Minnesota	74	14,591,983.48	1.03	359	39.94	8.924	596	84.08
Mississippi	21	2,454,061.48	0.17	359	40.20	9.022	609	87.54
Missouri	180	21,549,881.95	1.52	359	38.32	9.425	600	87.03
Montana	3	283,535.02	0.02	359	39.99	8.028	588	80.23
Nebraska	33	3,734,911.50	0.26	355	38.71	9.115	595	88.19
Nevada	135	31,600,352.67	2.22	359	38.45	8.435	615	81.55
New Hampshire	3	561,615.22	0.04	359	46.57	8.444	565	83.43
New Jersey	195	49,250,836.98	3.47	359	40.06	8.340	607	81.40
New Mexico	58	9,317,918.68	0.66	359	39.63	8.998	603	85.38
New York	234	78,851,885.68	5.55	359	42.01	8.127	623	79.80
North Carolina	49	6,865,144.15	0.48	359	39.16	9.051	585	85.74
Ohio	271	28,927,273.67	2.04	357	37.55	8.690	592	86.69
Oklahoma	56	5,586,449.68	0.39	357	35.58	8.944	586	86.73
Oregon	38	7,904,602.17	0.56	359	38.69	8.610	607	81.77
Pennsylvania	117	16,354,541.58	1.15	358	37.71	8.532	587	80.85
Rhode Island	20	4,295,082.00	0.30	359	40.65	8.563	624	84.72
South Carolina	34	4,569,022.62	0.32	356	37.99	8.883	573	84.01
Tennessee	50	6,147,763.66	0.43	352	39.22	9.024	588	89.98
Texas	394	50,104,989.29	3.53	357	38.21	8.890	606	83.68
Utah	124	21,979,944.74	1.55	359	37.27	8.480	628	83.35
Washington	118	23,656,438.81	1.66	359	41.77	8.524	610	84.60
Wisconsin	103	13,296,194.11	0.94	359	40.87	9.286	583	86.79
Wyoming	9	1,051,439.83	0.07	345	41.35	7.747	639	83.41
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE TOTAL COLLATERAL

Occupancy Status
OCCUPANCY STATUS*	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Primary	5,946	1,281,156,432.58	90.15	359	41.07	8.334	612	81.43
Investor	736	119,818,724.64	8.43	359	33.08	9.238	644	85.29
Second Home	88	20,212,830.85	1.42	358	38.89	8.370	655	82.16
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

*Based on mortgagor representation at origination.

Documentation Type
INCOME DOCUMENTATION	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Full Documentation	3,919	758,106,225.76	53.34	358	40.22	8.130	597	80.76
Stated Documentation	2,372	551,641,932.26	38.82	359	41.19	8.805	642	82.82
Limited Documentation	479	111,439,830.05	7.84	359	37.24	8.374	610	83.41
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

Loan Purpose
PURPOSE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Purchase	2,993	638,775,317.73	44.95	359	40.31	8.476	643	84.32
Refinance-Debt Consolidation No Cash Out**	299	49,210,542.80	3.46	358	39.51	8.451	603	82.07
Refinance-Debt Consolidation Cash Out***	3,478	733,202,127.54	51.59	358	40.47	8.352	593	79.52
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

** Cash proceeds to the borrower inclusive of debt consolidation payments do not exceed 2% or $2,000 of the original principal balance of the related loan. Excludes home equity loans originated in Texas with any cash proceeds.

*** Cash proceeds to the borrower inclusive of debt consolidation payments exceed 2% or $2,000 of the original principal balance of the related loan. Also includes all home equity loans originated in Texas with any cash proceeds.

DESCRIPTION OF THE TOTAL COLLATERAL

Credit Grade
RISK CATEGORY	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
I	5,112	1,071,920,282.99	75.42	358	40.32	8.295	629	82.82
II	1,055	228,084,952.98	16.05	359	40.39	8.554	581	81.43
III	284	60,418,134.33	4.25	359	40.68	8.902	564	76.75
IV	234	45,730,965.34	3.22	359	40.64	9.006	560	71.04
V	85	15,033,652.43	1.06	358	40.76	10.772	551	64.88
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

Property Type
PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Single Family	4,953	1,010,527,398.06	71.10	358	40.37	8.390	612	81.68
Single Family Attached	12	1,814,472.75	0.13	359	37.90	8.371	640	79.95
Two-to-Four Family	416	103,900,366.15	7.31	359	40.77	8.603	634	81.84
Condo	557	108,784,118.98	7.65	359	39.84	8.470	636	82.61
PUD	798	188,633,793.31	13.27	359	40.42	8.384	615	81.70
PUD Attached	34	7,527,838.82	0.53	359	41.25	8.423	626	82.23
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

Prepayment Charge Term
PREPAYMENT CHARGE TERM AT ORIGINATION (MONTHS)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
No Prepayment Penalty	2,702	556,273,329.17	39.14	358	40.28	8.701	619	82.75
12 Months	278	81,914,548.85	5.76	359	40.55	8.329	627	80.56
24 Months	2,866	619,255,662.83	43.57	359	40.57	8.261	612	81.50
36 Months	924	163,744,447.22	11.52	357	39.77	8.034	611	80.06
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

Conforming Balances
CONFORMING BALANCE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Conforming	6,178	1,133,570,937.71	79.76	358	40.19	8.466	613	81.53
Non-Conforming	592	287,617,050.36	20.24	359	41.04	8.196	625	82.70
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE TOTAL COLLATERAL

Maximum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MAXIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
12.000 - 12.499	44	13,077,624.82	1.06	358	38.94	6.294	642	76.74
12.500 - 12.999	298	87,944,969.31	7.15	359	40.78	6.813	634	77.89
13.000 - 13.499	531	147,634,588.99	12.01	359	40.84	7.259	631	78.93
13.500 - 13.999	973	249,238,104.21	20.27	359	41.02	7.763	632	79.09
14.000 - 14.499	808	186,680,027.50	15.19	359	40.65	8.251	617	81.14
14.500 - 14.999	964	207,850,025.79	16.91	359	40.25	8.731	609	83.16
15.000 - 15.499	619	122,679,186.06	9.98	359	40.08	9.222	601	85.47
15.500 - 15.999	577	110,275,557.02	8.97	359	39.51	9.711	597	86.58
16.000 - 16.499	297	52,535,813.96	4.27	359	39.60	10.209	601	87.31
16.500 - 16.999	188	30,749,645.07	2.50	359	38.27	10.721	601	88.50
17.000 - 17.499	65	11,347,073.38	0.92	359	39.08	11.186	589	86.88
17.500 - 17.999	44	6,035,976.22	0.49	359	39.17	11.744	557	76.33
18.000 - 18.499	16	3,260,042.15	0.27	359	41.32	12.162	535	75.27
Total:	5,424	1,229,308,634.48	100.00	359	40.39	8.418	617	81.90
• [1]Original LTV if first lien, combined LTV if second lien

Minimum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MINIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
6.000 - 6.499	44	13,077,624.82	1.06	358	38.94	6.294	642	76.74
6.500 - 6.999	298	87,944,969.31	7.15	359	40.78	6.813	634	77.89
7.000 - 7.499	531	147,634,588.99	12.01	359	40.84	7.259	631	78.93
7.500 - 7.999	973	249,238,104.21	20.27	359	41.02	7.763	632	79.09
8.000 - 8.499	808	186,680,027.50	15.19	359	40.65	8.251	617	81.14
8.500 - 8.999	964	207,850,025.79	16.91	359	40.25	8.731	609	83.16
9.000 - 9.499	619	122,679,186.06	9.98	359	40.08	9.222	601	85.47
9.500 - 9.999	577	110,275,557.02	8.97	359	39.51	9.711	597	86.58
10.000 - 10.499	297	52,535,813.96	4.27	359	39.60	10.209	601	87.31
10.500 - 10.999	188	30,749,645.07	2.50	359	38.27	10.721	601	88.50
11.000 - 11.499	65	11,347,073.38	0.92	359	39.08	11.186	589	86.88
11.500 - 11.999	44	6,035,976.22	0.49	359	39.17	11.744	557	76.33
12.000 - 12.499	16	3,260,042.15	0.27	359	41.32	12.162	535	75.27
Total:	5,424	1,229,308,634.48	100.00	359	40.39	8.418	617	81.90
1Original LTV if first lien, combined LTV if second lien

Gross Margins of the Adjustable-Rate Loans
RANGE OF GROSS MARGINS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
4.000 - 4.499	3	1,128,556.11	0.09	354	40.84	8.038	602	85.27
4.500 - 4.999	1	297,000.00	0.02	360	12.00	10.990	672	90.00
6.000 - 6.499	5,416	1,227,336,656.30	99.84	359	40.39	8.418	617	81.90
6.500 - 6.999	1	162,400.00	0.01	360	45.00	6.990	584	80.00
7.000 - 7.499	3	384,022.07	0.03	360	44.18	8.908	543	75.16
Total:	5,424	1,229,308,634.48	100.00	359	40.39	8.418	617	81.90
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE TOTAL COLLATERAL

Next Rate Adjustment Date of the Adjustable-Rate Loans
NEXT RATE ADJUSTMENT DATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
August 1, 2007	1	521,910.00	0.04	352	50.00	6.300	632	90.00
September 1, 2007	27	4,978,185.38	0.40	353	41.06	7.640	582	87.95
October 1, 2007	6	702,256.14	0.06	354	29.09	8.589	624	92.32
November 1, 2007	4	955,950.57	0.08	355	33.56	7.875	657	82.84
December 1, 2007	16	2,882,007.68	0.23	356	35.81	8.684	605	87.01
January 1, 2008	72	15,695,752.61	1.28	357	39.11	8.426	619	85.14
February 1, 2008	131	29,805,790.92	2.42	358	41.12	8.757	612	82.67
March 1, 2008	2,429	573,082,584.76	46.62	359	40.62	8.454	615	81.71
April 1, 2008	1,275	283,242,372.00	23.04	360	39.67	8.410	620	81.53
August 1, 2008	1	126,370.29	0.01	352	47.00	9.350	524	90.00
September 1, 2008	10	1,722,404.91	0.14	353	43.57	8.285	544	82.23
October 1, 2008	5	1,419,007.90	0.12	354	41.39	7.524	596	84.32
November 1, 2008	9	1,908,488.75	0.16	355	42.99	8.059	588	82.72
December 1, 2008	8	2,377,308.38	0.19	356	38.85	8.145	585	86.46
January 1, 2009	26	4,127,513.22	0.34	357	37.14	8.641	604	84.37
February 1, 2009	44	8,768,478.76	0.71	358	41.12	8.868	607	86.26
March 1, 2009	860	189,898,670.21	15.45	358	40.82	8.317	617	81.84
April 1, 2009	500	107,093,582.00	8.71	360	40.41	8.352	619	82.19
Total:	5,424	1,229,308,634.48	100.00	359	40.39	8.418	617	81.90
1 Original LTV if first lien, combined LTV if second lien.

Initial Periodic Rate Cap of the Adjustable-Rate Loans
INITIAL PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
2.000	5,424	1,229,308,634.48	100.00	359	40.39	8.418	617	81.90
Total:	5,424	1,229,308,634.48	100.00	359	40.39	8.418	617	81.90
1 Original LTV if first lien, combined LTV if second lien.

Periodic Rate Cap of the Adjustable-Rate Loans
PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
1.000	5,424	1,229,308,634.48	100.00	359	40.39	8.418	617	81.90
Total:	5,424	1,229,308,634.48	100.00	359	40.39	8.418	617	81.90
1 Original LTV if first lien, combined LTV if second lien.

Historical Delinquency of the Mortgage Loans Since Origination
STATUS	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
1 x 30	60	7,625,401.29	0.54	355	39.23	9.164	593	89.64
Never Delinquent	6,710	1,413,562,586.78	99.46	359	40.37	8.407	616	81.73
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77

DESCRIPTION OF THE GROUP I COLLATERAL

Collateral Summary
Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

	Summary Statistics	Range (if applicable)

Number of Mortgage Loans	4,021

Aggregate Current Principal Balance	$709,717,780
Average Current Principal Balance	$176,503	$59,819 to $799,462

Aggregate Original Principal Balance	$710,031,740
Average Original Principal Balance	$176,581	$60,000 to $800,000

Fully Amortizing Mortgage Loans	100.00%

1st Lien	100.00%

Weighted Avg. Gross Coupon	8.514%	6.050% to 13.000%

Weighted Avg. Original Term (months)	359	180 to 360
Weighted Avg. Remaining Term (months)	358	175 to 360

Weighted Avg. Margin (ARM Loans Only)	5.999%	4.000% to 7.125%

Weighted Avg. Maximum Rate (ARM Loans Only)	14.626%	12.050% to 18.400%

Weighted Avg. Minimum Rate (ARM Loans Only)	8.626%	6.050% to 12.400%

Weighted Avg. Original LTV (1)	80.58%	14.90% to 100.00%

Weighted Avg. Borrower FICO	598	500 to 813

Geographic Distribution (Top 5)	CA 15.14%)
	IL (12.74%)
	FL (11.28%)
	AZ (7.44%)
	MD (5.57%)
(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

DESCRIPTION OF THE GROUP I COLLATERAL

Collateral Type
COLLATERAL TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
2/6 MONTH LIBOR	1,796	303,469,674.68	42.76	359	39.59	8.906	588	80.76
2/6 MONTH LIBOR -2 YR IO	1	87,300.00	0.01	354	48.00	6.700	664	90.00
2/6 MONTH LIBOR - 5 YR IO	104	25,695,689.84	3.62	359	38.45	7.652	645	82.74
2/6 MONTH LIBOR - 40YR	259	57,903,712.51	8.16	359	42.06	8.192	606	81.21
3/6 MONTH LIBOR	862	154,273,683.14	21.74	359	39.71	8.563	600	81.00
3/6 MONTH LIBOR - 40 YR	133	29,495,446.03	4.16	359	40.77	8.211	606	83.57
3/6 MONTH LIBOR - 5 YR IO	43	10,554,642.84	1.49	356	41.62	7.439	644	83.87
FIXED RATE	732	106,170,171.78	14.96	354	40.04	8.074	598	77.57
FIXED RATE - 40 YR	65	15,160,165.21	2.14	359	41.72	7.833	606	80.34
FIXED RATE - 5YR IO	26	6,907,294.13	0.97	356	40.38	7.351	643	78.78
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
[1] Original LTV if first lien, combined LTV if second lien.

Principal Balances at Origination*
RANGE OF PRINCIPAL BALANCES AT ORIGINATION ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF ORIGINATION ($)	% OF PRINCIPAL BALANCE AS OF ORIGINATION	REMAINING TERM TO MATURITY (months)*	DEBT-TO-INCOME (%)*	GROSS COUPON (%)*	FICO*	OLTV[1] (%)
50,000.01 - 100,000.00	873	70,550,585.00	9.94	355	37.75	8.982	596	82.00
100,000.01 - 150,000.00	1,044	130,647,399.00	18.40	357	39.77	8.704	594	79.81
150,000.01 - 200,000.00	821	142,753,069.00	20.10	359	40.00	8.499	595	79.90
200,000.01 - 250,000.00	498	111,634,178.00	15.72	359	40.27	8.468	598	79.84
250,000.01 - 300,000.00	335	91,576,712.00	12.90	358	40.16	8.378	591	79.98
300,000.01 - 350,000.00	210	67,817,570.00	9.55	359	41.40	8.235	598	80.27
350,000.01 - 400,000.00	169	63,295,599.00	8.91	359	39.84	8.310	611	82.97
400,000.01 - 450,000.00	49	20,423,228.00	2.88	359	42.25	8.486	628	84.14
450,000.01 - 500,000.00	11	5,297,500.00	0.75	359	36.49	8.357	663	81.97
500,000.01 - 550,000.00	9	4,682,900.00	0.66	358	41.21	7.835	634	84.81
550,000.01 - 600,000.00	1	553,000.00	0.08	359	45.00	6.725	629	89.92
750,000.01 >=	1	800,000.00	0.11	359	48.00	7.990	675	80.00
Total:	4,021	710,031,740.00	100.00	358	39.98	8.514	598	80.58

[1]	Original LTV if first lien, combined LTV if second lien.
*	Based on the original balances of the Mortgage Loans.

DESCRIPTION OF THE GROUP I COLLATERAL

Principal Balance as of the Cut-Off Date
RANGE OF PRINCIPAL BALANCES AS OF THE CUT-OFF DATE ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
50,000.01 - 100,000.00	873	70,512,078.22	9.94	355	37.75	8.982	596	82.00
100,000.01 - 150,000.00	1,044	130,586,111.61	18.40	357	39.77	8.704	594	79.81
150,000.01 - 200,000.00	821	142,686,210.92	20.10	359	40.00	8.499	595	79.90
200,000.01 - 250,000.00	498	111,587,964.83	15.72	359	40.27	8.468	598	79.84
250,000.01 - 300,000.00	336	91,838,075.40	12.94	358	40.16	8.376	591	80.00
300,000.01 - 350,000.00	210	67,843,247.35	9.56	359	41.43	8.237	597	80.30
350,000.01 - 400,000.00	168	62,920,327.50	8.87	359	39.81	8.311	611	82.93
400,000.01 - 450,000.00	49	20,418,068.37	2.88	359	42.25	8.486	628	84.14
450,000.01 - 500,000.00	11	5,294,881.18	0.75	359	36.49	8.357	663	81.97
500,000.01 - 550,000.00	9	4,678,352.66	0.66	358	41.21	7.835	634	84.81
550,000.01 - 600,000.00	1	553,000.00	0.08	359	45.00	6.725	629	89.92
750,000.01 >=	1	799,462.12	0.11	359	48.00	7.990	675	80.00
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

Remaining Term to Maturity
RANGE OF MONTHS REMAINING	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
121 to 180	22	2,116,180.00	0.30	179	36.74	8.024	608	67.31
181 to 240	21	3,030,223.41	0.43	239	42.22	7.766	616	73.77
301 to 360	3,978	704,571,376.75	99.27	359	39.98	8.519	598	80.65
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP I COLLATERAL

Mortgage Rates
RANGE OF CURRENT MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
6.000 - 6.499	29	6,977,260.45	0.98	359	41.35	6.317	632	72.35
6.500 - 6.999	250	51,516,795.48	7.26	357	39.85	6.814	616	74.84
7.000 - 7.499	368	76,596,798.00	10.79	357	41.17	7.243	614	76.14
7.500 - 7.999	681	131,167,575.76	18.48	358	40.73	7.759	607	77.02
8.000 - 8.499	568	97,999,630.26	13.81	358	40.16	8.256	596	80.13
8.500 - 8.999	700	120,040,285.19	16.91	359	39.29	8.729	590	82.64
9.000 - 9.499	480	77,588,651.31	10.93	359	40.01	9.219	587	84.32
9.500 - 9.999	462	75,830,817.58	10.68	359	39.47	9.713	591	85.83
10.000 - 10.499	247	37,708,171.32	5.31	359	38.86	10.209	597	86.54
10.500 - 10.999	135	18,721,205.31	2.64	358	37.60	10.716	592	84.64
11.000 - 11.499	46	7,134,345.22	1.01	359	39.06	11.169	583	84.02
11.500 - 11.999	37	4,824,044.94	0.68	359	39.10	11.785	549	73.40
12.000 - 12.499	17	3,222,469.79	0.45	359	41.03	12.158	534	75.01
13.000 - 13.499	1	389,729.55	0.05	357	45.00	13.000	527	65.00
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

Original Loan-to-Value Ratios(1)
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[2] (%)
0.01 to 25.00	8	787,048.74	0.11	315	39.05	8.443	586	20.56
25.01 to 30.00	4	371,965.01	0.05	331	30.82	7.812	589	28.21
30.01 to 35.00	10	1,259,314.29	0.18	359	38.76	8.016	562	32.84
35.01 to 40.00	14	1,670,942.07	0.24	349	35.78	7.736	597	37.45
40.01 to 45.00	37	5,478,118.55	0.77	352	40.15	7.966	576	42.50
45.01 to 50.00	41	6,184,439.67	0.87	354	39.62	8.256	587	48.22
50.01 to 55.00	61	9,683,482.31	1.36	355	37.43	8.092	580	53.29
55.01 to 60.00	102	18,523,339.98	2.61	357	38.71	8.141	574	58.05
60.01 to 65.00	187	35,735,203.34	5.04	359	40.10	8.209	581	63.43
65.01 to 70.00	267	49,852,533.51	7.02	358	40.91	8.413	573	68.75
70.01 to 75.00	393	76,912,326.82	10.84	358	39.97	8.184	577	74.04
75.01 to 80.00	875	152,895,346.03	21.54	359	40.53	8.082	603	79.54
80.01 to 85.00	460	85,363,508.62	12.03	357	39.49	8.426	596	84.36
85.01 to 90.00	1,113	188,411,914.07	26.55	359	39.17	8.939	608	89.75
90.01 to 95.00	422	73,218,508.35	10.32	358	41.62	9.146	624	94.76
95.01 to 100.00	27	3,369,788.80	0.47	360	40.09	10.474	644	99.70
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58

(1)
The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

[2]	Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP I COLLATERAL

FICO Score at Origination
RANGE OF FICO SCORES	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
500 to 519	310	51,920,564.47	7.32	359	42.23	9.161	509	75.38
520 to 539	394	65,863,382.39	9.28	358	41.64	8.993	529	77.66
540 to 559	518	89,532,478.49	12.62	359	40.72	8.682	550	78.76
560 to 579	429	73,585,169.83	10.37	358	40.39	8.533	569	78.57
580 to 599	459	79,338,047.44	11.18	358	40.15	8.312	589	79.51
600 to 619	561	100,822,929.49	14.21	358	39.96	8.300	608	81.77
620 to 639	478	91,031,544.52	12.83	358	40.00	8.259	629	82.07
640 to 659	346	60,748,655.37	8.56	358	38.14	8.425	649	84.12
660 to 679	183	32,828,901.56	4.63	359	37.71	8.291	669	84.43
680 to 699	155	29,225,441.08	4.12	359	37.59	8.269	688	83.61
700 to 719	81	15,283,523.31	2.15	357	38.64	8.348	710	85.99
720 to 739	48	9,115,945.59	1.28	357	39.28	8.545	728	86.42
740 to 759	30	5,031,266.60	0.71	359	35.32	8.943	748	86.04
760 to 779	18	3,773,389.72	0.53	359	33.49	8.445	772	82.39
780 to 799	8	1,249,088.42	0.18	359	34.96	8.445	793	80.34
800 or greater	3	367,451.88	0.05	359	36.57	7.978	809	83.25
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

Debt-to-Income Ratio
RANGE OF DEBT-TO-INCOME RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
0.01 - 20.00	212	36,127,344.58	5.09	359	14.18	8.712	622	81.04
20.01 - 25.00	182	28,779,975.58	4.06	359	23.19	8.481	607	78.69
25.01 - 30.00	309	49,053,203.49	6.91	356	28.26	8.564	602	77.85
30.01 - 35.00	464	76,798,624.64	10.82	359	33.09	8.650	602	80.01
35.01 - 40.00	634	111,898,142.68	15.77	358	38.04	8.456	603	81.28
40.01 - 45.00	837	148,915,351.24	20.98	359	43.06	8.553	598	80.77
45.01 - 50.00	1,227	228,800,620.86	32.24	358	48.20	8.478	595	82.80
50.01 - 55.00	156	29,344,517.09	4.13	357	53.38	8.177	563	66.91
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP I COLLATERAL

Geographic Distribution
STATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Alabama	15	1,656,142.51	0.23	348	34.61	8.548	581	84.26
Alaska	6	1,128,919.44	0.16	359	40.32	8.010	583	84.27
Arizona	312	52,795,544.13	7.44	359	38.81	8.656	602	79.20
Arkansas	14	2,085,382.97	0.29	353	36.44	9.155	626	85.00
California	384	107,419,382.75	15.14	359	41.40	8.153	601	77.04
Colorado	56	10,378,746.51	1.46	359	40.18	8.106	602	83.15
Connecticut	44	9,274,510.96	1.31	360	40.82	8.436	580	74.96
Delaware	12	1,855,334.65	0.26	359	38.87	8.866	578	80.59
Florida	432	80,083,323.98	11.28	359	39.54	8.541	595	76.47
Georgia	12	1,665,448.43	0.23	358	41.91	8.623	548	83.22
Hawaii	17	5,980,593.55	0.84	359	37.30	7.530	656	84.03
Idaho	17	2,421,701.14	0.34	359	39.12	8.833	625	82.16
Illinois	491	90,418,369.74	12.74	358	41.27	8.493	615	82.54
Indiana	79	7,497,777.50	1.06	356	39.80	9.093	609	88.37
Iowa	27	2,643,404.41	0.37	359	39.26	9.044	613	84.36
Kansas	14	1,667,989.42	0.24	359	40.04	9.124	582	85.61
Kentucky	19	2,195,018.55	0.31	350	42.74	8.850	575	87.23
Louisiana	32	4,492,208.94	0.63	357	40.85	8.849	590	85.76
Maine	7	932,247.63	0.13	358	31.96	7.560	616	70.81
Maryland	186	39,508,148.47	5.57	357	39.68	8.148	585	77.74
Massachusetts	65	15,933,079.06	2.24	359	39.52	8.320	600	80.90
Michigan	230	26,792,147.82	3.78	358	39.07	9.104	583	86.52
Minnesota	62	11,186,038.15	1.58	359	40.88	9.101	585	83.85
Mississippi	10	1,002,467.84	0.14	360	39.40	9.350	612	90.38
Missouri	144	16,021,530.87	2.26	359	38.52	9.404	596	86.48
Montana	3	283,535.02	0.04	359	39.99	8.028	588	80.23
Nebraska	26	2,822,059.87	0.40	354	38.99	9.082	586	89.16
Nevada	68	14,658,808.95	2.07	359	38.66	8.474	602	79.96
New Hampshire	2	529,658.11	0.07	359	46.66	8.269	562	82.43
New Jersey	148	34,063,930.86	4.80	358	39.70	8.249	596	79.01
New Mexico	36	5,622,774.19	0.79	359	39.44	8.975	591	84.54
New York	114	30,329,143.64	4.27	358	40.44	8.133	598	75.61
North Carolina	45	6,337,803.85	0.89	359	39.29	8.960	583	85.12
Ohio	194	21,075,213.26	2.97	358	37.94	8.664	592	86.92
Oklahoma	38	3,519,024.36	0.50	356	38.51	9.129	580	86.75
Oregon	23	4,909,361.01	0.69	359	40.46	8.845	580	83.40
Pennsylvania	86	12,686,668.27	1.79	357	37.74	8.434	581	80.07
Rhode Island	14	3,336,968.22	0.47	359	39.69	8.363	616	84.64
South Carolina	26	3,259,619.29	0.46	356	38.01	8.895	572	83.48
Tennessee	33	4,162,643.64	0.59	351	40.02	8.844	590	88.16
Texas	249	27,325,052.72	3.85	355	38.33	8.821	599	82.37
Utah	59	9,666,864.59	1.36	359	39.79	8.565	615	83.66
Washington	76	15,844,753.47	2.23	359	43.10	8.600	603	84.08
Wisconsin	89	11,638,736.49	1.64	359	40.60	9.227	580	86.30
Wyoming	5	609,700.93	0.09	360	39.50	7.606	667	83.73
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP I COLLATERAL

Occupancy Status
OCCUPANCY STATUS*	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Primary	3,285	588,788,299.88	82.96	358	41.18	8.384	589	79.74
Investor	655	104,507,524.27	14.73	359	33.19	9.260	644	85.15
Second Home	81	16,421,956.01	2.31	358	40.15	8.435	648	81.54
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

*Based on mortgagor representation at origination.

Documentation Type
INCOME DOCUMENTATION	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Full Documentation	2,623	441,353,331.66	62.19	358	40.39	8.275	583	79.56
Stated Documentation	1,173	227,041,184.84	31.99	359	39.45	8.950	631	82.12
Limited Documentation	225	41,323,263.66	5.82	359	38.43	8.677	587	83.03
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

Loan Purpose
PURPOSE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Purchase	835	117,721,096.87	16.59	359	38.67	9.088	639	87.86
Refinance-Debt Consolidation No Cash Out**	268	40,304,676.77	5.68	358	40.70	8.441	599	82.68
Refinance-Debt Consolidation Cash Out***	2,918	551,692,006.52	77.73	358	40.20	8.397	590	78.87
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
[1]	Original LTV if first lien, combined LTV if second lien.
**
Cash proceeds to the borrower inclusive of debt consolidation payments do not exceed 2% or $2,000 of the original principal balance of the related loan. Excludes home equity loans originated in Texas with any cash proceeds.

***
Cash proceeds to the borrower inclusive of debt consolidation payments exceed 2% or $2,000 of the original principal balance of the related loan. Also includes all home equity loans originated in Texas with any cash proceeds.

DESCRIPTION OF THE GROUP I COLLATERAL

Credit Grade
RISK CATEGORY	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
I	2,667	459,371,277.57	64.73	358	39.85	8.338	615	82.28
II	845	157,486,021.69	22.19	359	39.98	8.601	576	80.29
III	235	44,649,723.52	6.29	359	40.50	8.887	561	76.60
IV	197	35,217,368.82	4.96	359	40.83	9.095	549	70.60
V	77	12,993,388.56	1.83	358	40.19	10.857	550	64.59
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

Property Type
PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Single Family	3,069	520,186,357.20	73.29	358	40.12	8.491	594	80.47
Single Family Attached	7	1,114,490.79	0.16	360	36.26	7.993	624	77.48
Two-to-Four Family	265	59,228,727.73	8.35	359	38.66	8.615	622	80.23
Condo	264	45,223,091.54	6.37	359	39.84	8.676	622	82.55
PUD	400	80,795,910.94	11.38	359	40.19	8.510	598	80.49
PUD Attached	16	3,169,201.96	0.45	359	39.42	8.498	595	80.78
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

Prepayment Charge Term
PREPAYMENT CHARGE TERM AT ORIGINATION (MONTHS)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
No Prepayment Penalty	1,668	306,855,576.36	43.24	358	39.71	8.612	604	81.40
12 Months	123	25,460,760.70	3.59	358	39.16	8.496	608	78.42
24 Months	1,577	271,913,619.65	38.31	359	40.46	8.579	590	80.41
36 Months	653	105,487,823.45	14.86	357	39.70	8.070	604	79.14
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

Conforming Balances
CONFORMING BALANCE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Conforming	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP I COLLATERAL

Maximum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MAXIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
12.000 - 12.499	29	6,977,260.45	1.20	359	41.35	6.317	632	72.35
12.500 - 12.999	150	32,678,905.78	5.62	358	40.43	6.803	616	75.65
13.000 - 13.499	239	51,244,978.32	8.81	359	40.93	7.246	613	76.79
13.500 - 13.999	493	99,829,331.75	17.17	358	40.63	7.764	608	77.10
14.000 - 14.499	435	80,506,645.99	13.85	359	40.31	8.257	595	80.00
14.500 - 14.999	587	104,488,849.79	17.97	359	39.18	8.730	590	82.83
15.000 - 15.499	415	69,359,063.14	11.93	359	40.08	9.219	588	84.47
15.500 - 15.999	407	69,216,758.03	11.90	359	39.36	9.711	591	85.90
16.000 - 16.499	224	34,991,912.61	6.02	359	38.99	10.206	600	86.93
16.500 - 16.999	124	17,456,532.99	3.00	359	37.68	10.717	593	85.06
17.000 - 17.499	44	6,941,973.10	1.19	359	38.91	11.169	584	83.97
17.500 - 17.999	36	4,741,644.94	0.82	359	39.05	11.787	548	72.94
18.000 - 18.499	15	3,046,292.15	0.52	359	41.06	12.163	530	73.89
Total:	3,198	581,480,149.04	100.00	359	39.91	8.626	598	81.15
• [1]Original LTV if first lien, combined LTV if second lien

Minimum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MINIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
6.000 - 6.499	29	6,977,260.45	1.20	359	41.35	6.317	632	72.35
6.500 - 6.999	150	32,678,905.78	5.62	358	40.43	6.803	616	75.65
7.000 - 7.499	239	51,244,978.32	8.81	359	40.93	7.246	613	76.79
7.500 - 7.999	493	99,829,331.75	17.17	358	40.63	7.764	608	77.10
8.000 - 8.499	435	80,506,645.99	13.85	359	40.31	8.257	595	80.00
8.500 - 8.999	587	104,488,849.79	17.97	359	39.18	8.730	590	82.83
9.000 - 9.499	415	69,359,063.14	11.93	359	40.08	9.219	588	84.47
9.500 - 9.999	407	69,216,758.03	11.90	359	39.36	9.711	591	85.90
10.000 - 10.499	224	34,991,912.61	6.02	359	38.99	10.206	600	86.93
10.500 - 10.999	124	17,456,532.99	3.00	359	37.68	10.717	593	85.06
11.000 - 11.499	44	6,941,973.10	1.19	359	38.91	11.169	584	83.97
11.500 - 11.999	36	4,741,644.94	0.82	359	39.05	11.787	548	72.94
12.000 - 12.499	15	3,046,292.15	0.52	359	41.06	12.163	530	73.89
Total:	3,198	581,480,149.04	100.00	359	39.91	8.626	598	81.15
1Original LTV if first lien, combined LTV if second lien

Gross Margins of the Adjustable-Rate Loans
RANGE OF GROSS MARGINS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
4.000 - 4.499	2	431,682.06	0.07	356	40.58	7.535	638	93.77
4.500 - 4.999	1	297,000.00	0.05	360	12.00	10.990	672	90.00
6.000 - 6.499	3,191	580,205,044.91	99.78	359	39.92	8.626	598	81.15
6.500 - 6.999	1	162,400.00	0.03	360	45.00	6.990	584	80.00
7.000 - 7.499	3	384,022.07	0.07	360	44.18	8.908	543	75.16
Total:	3,198	581,480,149.04	100.00	359	39.91	8.626	598	81.15
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP I COLLATERAL

Next Rate Adjustment Date of the Adjustable-Rate Loans
NEXT RATE ADJUSTMENT DATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
September 1, 2007	15	2,151,776.67	0.37	353	40.97	8.320	588	89.99
October 1, 2007	5	548,995.29	0.09	354	26.88	8.265	627	91.58
November 1, 2007	2	215,950.57	0.04	355	19.65	9.503	612	92.59
December 1, 2007	13	1,833,191.38	0.32	356	35.32	9.175	584	85.00
January 1, 2008	48	8,635,884.06	1.49	357	39.37	8.764	600	85.77
February 1, 2008	77	12,483,380.82	2.15	358	41.78	9.105	585	80.55
March 1, 2008	1,254	232,449,224.24	39.98	359	40.43	8.750	591	80.81
April 1, 2008	746	128,837,974.00	22.16	360	38.90	8.614	602	80.68
September 1, 2008	8	964,797.81	0.17	353	45.45	8.227	518	83.36
October 1, 2008	5	1,419,007.90	0.24	354	41.39	7.524	596	84.32
November 1, 2008	8	1,660,488.75	0.29	355	43.14	8.307	561	83.12
December 1, 2008	5	798,820.78	0.14	356	39.49	8.506	623	85.29
January 1, 2009	22	3,351,543.81	0.58	357	36.40	8.605	599	83.18
February 1, 2009	29	5,387,212.27	0.93	358	40.07	9.057	587	86.35
March 1, 2009	597	111,800,551.69	19.23	358	39.88	8.377	604	80.88
April 1, 2009	364	68,941,349.00	11.86	360	40.12	8.533	606	82.00
Total:	3,198	581,480,149.04	100.00	359	39.91	8.626	598	81.15
1 Original LTV if first lien, combined LTV if second lien.

Initial Periodic Rate Cap of the Adjustable-Rate Loans
INITIAL PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
2.000	3,198	581,480,149.04	100.00	359	39.91	8.626	598	81.15
Total:	3,198	581,480,149.04	100.00	359	39.91	8.626	598	81.15
1 Original LTV if first lien, combined LTV if second lien.

Periodic Rate Cap of the Adjustable-Rate Loans
PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
1.000	3,198	581,480,149.04	100.00	359	39.91	8.626	598	81.15
Total:	3,198	581,480,149.04	100.00	359	39.91	8.626	598	81.15
1 Original LTV if first lien, combined LTV if second lien.

Historical Delinquency of the Mortgage Loans Since Origination
STATUS	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
1 x 30	26	4,294,871.02	0.61	355	37.80	8.512	571	86.08
Never Delinquent	3,995	705,422,909.14	99.39	358	39.99	8.514	599	80.54
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58

DESCRIPTION OF THE GROUP II COLLATERAL

Collateral Summary
Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

	Summary Statistics	Range (if applicable)

Number of Mortgage Loans	2,749

Aggregate Current Principal Balance	$711,470,208
Average Current Principal Balance	$258,811	$19,988 to $999,322

Aggregate Original Principal Balance	$711,744,200
Average Original Principal Balance	$258,910	$20,000 to $1,000,000

Fully Amortizing Mortgage Loans	100.00%

1st Lien	97.46%

Weighted Avg. Gross Coupon	8.308%	6.000% to 13.050%

Weighted Avg. Original Term (months)	360	180 to 360
Weighted Avg. Remaining Term (months)	359	176 to 360

Weighted Avg. Margin (ARM Loans Only)	5.998%	4.000% to 6.000%

Weighted Avg. Maximum Rate (ARM Loans Only)	14.231%	12.000% to 18.150%

Weighted Avg. Minimum Rate (ARM Loans Only)	8.231%	6.000% to 12.150%

Weighted Avg. Original LTV (1)	82.96%	32.43% to 100.00%

Weighted Avg. Borrower FICO	633	500 to 811

Geographic Distribution (Top 5)	CA (42.19%)
	FL (14.19%)
	NY (6.82%)
	AZ (6.77%)
	IL (5.14%)
(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

DESCRIPTION OF THE GROUP II COLLATERAL

Collateral Type
COLLATERAL TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
2/6 MONTH LIBOR	1,013	261,602,785.94	36.77	359	40.09	8.501	618	82.54
2/6 MONTH LIBOR -2 YR IO	1	521,910.00	0.07	352	50.00	6.300	632	90.00
2/6 MONTH LIBOR - 5 YR IO	378	127,451,786.00	17.91	359	40.36	7.786	666	81.91
2/6 MONTH LIBOR - 40YR	409	135,133,951.09	18.99	359	41.74	8.188	630	82.72
3/6 MONTH LIBOR	261	70,941,330.11	9.97	359	41.26	8.383	631	83.84
3/6 MONTH LIBOR - 40 YR	110	33,305,824.30	4.68	359	42.62	8.049	639	82.62
3/6 MONTH LIBOR - 5 YR IO	54	18,870,898.00	2.65	359	42.08	7.618	655	81.53
FIXED RATE	490	52,014,803.01	7.31	356	39.86	9.369	623	87.93
FIXED RATE - 40 YR	21	6,481,369.46	0.91	359	40.71	7.716	627	81.69
FIXED RATE - 5YR IO	12	5,145,550.00	0.72	357	42.21	7.985	654	82.33
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
[1] Original LTV if first lien, combined LTV if second lien.

Principal Balances at Origination*
RANGE OF PRINCIPAL BALANCES AT ORIGINATION ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF ORIGINATION ($)	% OF PRINCIPAL BALANCE AS OF ORIGINATION	REMAINING TERM TO MATURITY (months)*	DEBT-TO-INCOME (%)*	GROSS COUPON (%)*	FICO*	OLTV[1] (%)
0.01 - 25,000.00	19	427,013.00	0.06	357	37.78	11.924	629	99.77
25,000.01 - 50,000.00	110	4,037,565.00	0.57	356	41.52	11.817	636	100.00
50,000.01 - 100,000.00	385	29,349,569.00	4.12	354	38.19	9.696	613	88.38
100,000.01 - 150,000.00	355	44,467,196.00	6.25	358	37.79	8.992	619	83.89
150,000.01 - 200,000.00	389	68,217,472.00	9.58	359	39.39	8.549	633	83.36
200,000.01 - 250,000.00	337	75,283,657.00	10.58	359	39.84	8.249	639	82.81
250,000.01 - 300,000.00	230	62,987,183.00	8.85	359	40.92	8.207	644	82.86
300,000.01 - 350,000.00	180	58,363,282.00	8.20	359	42.85	8.065	644	81.92
350,000.01 - 400,000.00	141	52,685,482.00	7.40	359	41.74	8.074	654	82.58
400,000.01 - 450,000.00	168	72,020,346.00	10.12	359	41.30	8.155	630	82.01
450,000.01 - 500,000.00	168	79,903,738.00	11.23	359	41.94	8.299	634	83.19
500,000.01 - 550,000.00	85	44,771,150.00	6.29	359	41.63	7.969	625	83.73
550,000.01 - 600,000.00	68	39,204,202.00	5.51	359	42.63	8.085	627	85.09
600,000.01 - 650,000.00	43	27,107,013.00	3.81	359	40.54	8.110	628	82.56
650,000.01 - 700,000.00	31	20,966,920.00	2.95	359	38.85	8.001	611	79.65
700,000.01 - 750,000.00	16	11,521,570.00	1.62	359	38.50	7.706	632	80.76
750,000.01 >=	24	20,430,842.00	2.87	359	40.93	7.739	611	74.63
Total:	2,749	711,744,200.00	100.00	359	40.75	8.308	633	82.96
 1 Original LTV if first lien, combined LTV if second lien.
*Based on the original balances of the Mortgage Loans.

DESCRIPTION OF THE GROUP II COLLATERAL

Principal Balance as of the Cut-Off Date
RANGE OF PRINCIPAL BALANCES AS OF THE CUT-OFF DATE ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
0.01 - 25,000.00	19	426,544.53	0.06	357	37.78	11.924	629	99.77
25,000.01 - 50,000.00	110	4,032,679.61	0.57	356	41.52	11.817	636	100.00
50,000.01 - 100,000.00	385	29,322,468.41	4.12	354	38.19	9.696	613	88.38
100,000.01 - 150,000.00	355	44,444,872.04	6.25	358	37.79	8.992	619	83.89
150,000.01 - 200,000.00	389	68,192,607.59	9.58	359	39.39	8.549	633	83.36
200,000.01 - 250,000.00	337	75,257,732.68	10.58	359	39.84	8.249	639	82.81
250,000.01 - 300,000.00	230	62,967,181.02	8.85	359	40.92	8.207	644	82.86
300,000.01 - 350,000.00	180	58,339,472.68	8.20	359	42.85	8.065	644	81.92
350,000.01 - 400,000.00	141	52,670,104.72	7.40	359	41.74	8.074	654	82.58
400,000.01 - 450,000.00	168	71,997,395.53	10.12	359	41.30	8.155	630	82.01
450,000.01 - 500,000.00	168	79,877,497.19	11.23	359	41.94	8.299	634	83.19
500,000.01 - 550,000.00	85	44,756,571.17	6.29	359	41.63	7.969	625	83.73
550,000.01 - 600,000.00	68	39,192,424.95	5.51	359	42.63	8.085	627	85.09
600,000.01 - 650,000.00	44	27,743,246.52	3.90	359	40.67	8.125	626	82.62
650,000.01 - 700,000.00	30	20,310,109.75	2.85	359	38.63	7.977	614	79.48
700,000.01 - 750,000.00	16	11,517,416.83	1.62	359	38.50	7.706	632	80.76
750,000.01 >=	24	20,421,882.69	2.87	359	40.93	7.739	611	74.63
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

Remaining Term to Maturity
RANGE OF MONTHS REMAINING	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
121 to 180	7	494,025.90	0.07	178	34.96	8.812	611	81.18
181 to 240	4	377,377.87	0.05	238	42.66	9.899	614	89.92
301 to 360	2,738	710,598,804.14	99.88	359	40.75	8.307	633	82.95
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP II COLLATERAL

Mortgage Rates
RANGE OF CURRENT MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
6.000 - 6.499	16	6,598,396.17	0.93	357	36.92	6.255	652	81.55
6.500 - 6.999	170	62,091,321.28	8.73	359	41.18	6.821	642	78.98
7.000 - 7.499	322	103,714,441.05	14.58	359	40.26	7.261	640	79.90
7.500 - 7.999	521	157,466,670.22	22.13	359	41.16	7.764	646	80.48
8.000 - 8.499	423	115,939,851.26	16.30	359	40.94	8.243	633	82.05
8.500 - 8.999	415	108,857,031.81	15.30	359	41.26	8.732	627	83.52
9.000 - 9.499	228	57,203,498.30	8.04	359	40.21	9.228	619	86.83
9.500 - 9.999	193	43,427,836.05	6.10	359	39.63	9.709	606	87.85
10.000 - 10.499	101	20,432,263.21	2.87	359	40.56	10.211	607	88.60
10.500 - 10.999	86	14,841,616.79	2.09	359	39.32	10.728	619	93.73
11.000 - 11.499	66	7,129,229.72	1.00	356	40.14	11.219	614	94.65
11.500 - 11.999	71	5,317,040.79	0.75	355	41.25	11.713	632	97.04
12.000 - 12.499	83	4,979,734.28	0.70	355	42.06	12.184	627	99.47
12.500 - 12.999	53	3,447,687.72	0.48	354	42.89	12.664	620	99.31
13.000 - 13.499	1	23,589.26	0.00	358	49.00	13.050	591	100.00
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

Original Loan-to-Value Ratios(1)
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[2] (%)
30.01 to 35.00	2	149,957.22	0.02	360	23.80	7.460	595	33.35
35.01 to 40.00	3	969,340.58	0.14	359	39.03	7.674	580	38.01
40.01 to 45.00	1	139,895.05	0.02	359	41.00	7.450	588	41.79
45.01 to 50.00	6	632,057.67	0.09	359	40.21	8.035	588	48.14
50.01 to 55.00	6	2,342,891.80	0.33	360	43.65	7.724	592	52.35
55.01 to 60.00	11	3,535,272.01	0.50	355	35.37	8.020	589	58.50
60.01 to 65.00	36	8,348,121.76	1.17	358	39.39	8.125	589	63.85
65.01 to 70.00	55	16,970,326.22	2.39	358	36.27	8.199	583	68.30
70.01 to 75.00	76	24,958,706.40	3.51	359	42.43	8.015	600	73.85
75.01 to 80.00	1,434	403,834,960.42	56.76	359	41.23	7.906	648	79.93
80.01 to 85.00	145	48,063,836.83	6.76	359	39.84	8.138	608	84.20
85.01 to 90.00	363	96,828,736.78	13.61	359	39.92	8.729	603	89.80
90.01 to 95.00	280	78,473,747.06	11.03	359	40.52	9.144	629	94.76
95.01 to 100.00	331	26,222,358.11	3.69	356	41.16	11.295	651	99.97
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96

(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

2 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP II COLLATERAL

FICO Score at Origination
RANGE OF FICO SCORES	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
500 to 519	71	12,717,631.66	1.79	359	39.46	9.185	510	80.23
520 to 539	81	20,365,513.52	2.86	359	39.87	9.068	531	82.08
540 to 559	116	30,267,954.74	4.25	358	38.63	8.758	551	83.31
560 to 579	128	34,870,585.62	4.90	358	37.53	8.626	568	82.61
580 to 599	295	72,492,305.30	10.19	359	40.48	8.279	590	82.46
600 to 619	451	111,618,069.63	15.69	359	40.62	8.362	609	84.32
620 to 639	545	142,116,009.78	19.97	359	42.33	8.292	629	82.95
640 to 659	363	93,545,811.61	13.15	359	41.40	8.239	650	82.65
660 to 679	228	65,501,223.37	9.21	359	40.98	8.057	669	82.43
680 to 699	173	49,419,432.11	6.95	359	40.88	8.012	688	82.85
700 to 719	107	30,291,889.91	4.26	359	40.48	7.991	710	82.98
720 to 739	77	21,147,801.59	2.97	359	39.73	8.024	728	83.31
740 to 759	60	12,420,894.58	1.75	359	39.13	8.448	749	83.93
760 to 779	28	7,356,183.20	1.03	359	38.58	8.319	771	83.49
780 to 799	20	6,407,577.77	0.90	359	41.53	8.006	787	80.23
800 or greater	6	931,323.52	0.13	359	38.94	8.723	804	83.41
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

Debt-to-Income Ratio
RANGE OF DEBT-TO-INCOME RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
0.01 - 20.00	116	31,531,696.23	4.43	359	14.93	8.103	621	82.76
20.01 - 25.00	112	24,495,218.73	3.44	359	23.07	8.471	622	83.73
25.01 - 30.00	173	38,031,805.60	5.35	358	28.16	8.278	633	82.58
30.01 - 35.00	293	59,976,281.61	8.43	359	33.22	8.395	634	82.94
35.01 - 40.00	458	112,297,602.54	15.78	359	38.19	8.378	634	82.54
40.01 - 45.00	655	169,784,308.44	23.86	359	43.17	8.354	633	82.97
45.01 - 50.00	913	266,370,957.58	37.44	359	48.05	8.248	636	83.48
50.01 - 55.00	29	8,982,337.18	1.26	359	52.96	8.176	594	72.57
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP II COLLATERAL

Geographic Distribution
STATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Alabama	4	422,659.16	0.06	359	42.92	9.085	597	90.66
Alaska	5	1,011,964.93	0.14	359	41.09	7.953	594	79.79
Arizona	249	48,201,792.54	6.77	359	39.29	8.532	631	82.78
Arkansas	2	287,809.36	0.04	359	45.34	11.109	558	90.00
California	797	300,182,448.84	42.19	359	41.77	8.108	638	82.00
Colorado	18	3,760,117.09	0.53	359	41.27	7.743	614	84.22
Connecticut	16	3,358,696.21	0.47	359	45.51	8.757	633	81.47
Delaware	3	363,889.04	0.05	359	39.61	7.881	571	71.37
Florida	457	100,953,638.28	14.19	359	40.25	8.247	639	82.39
Georgia	1	22,517.28	0.00	357	32.00	12.000	600	100.00
Hawaii	15	5,182,957.79	0.73	359	38.53	7.850	665	85.73
Idaho	5	819,913.14	0.12	359	39.24	8.172	594	79.88
Illinois	149	36,580,780.24	5.14	359	41.70	8.646	641	83.78
Indiana	20	2,678,572.69	0.38	359	32.45	9.510	597	89.26
Iowa	9	668,980.62	0.09	359	44.98	8.939	584	87.96
Kansas	5	433,587.77	0.06	360	38.49	9.754	571	90.66
Kentucky	10	866,868.01	0.12	359	39.15	9.122	558	85.56
Louisiana	39	3,918,548.17	0.55	359	37.38	9.121	613	86.55
Maine	2	350,986.66	0.05	359	42.72	9.515	620	85.84
Maryland	64	20,385,860.03	2.87	358	42.78	8.033	622	83.79
Massachusetts	42	11,390,454.91	1.60	359	38.63	8.323	618	83.22
Michigan	68	7,583,653.78	1.07	359	38.49	9.013	587	85.88
Minnesota	12	3,405,945.33	0.48	359	36.88	8.344	634	84.82
Mississippi	11	1,451,593.64	0.20	358	40.75	8.796	606	85.58
Missouri	36	5,528,351.08	0.78	359	37.72	9.488	611	88.63
Nebraska	7	912,851.63	0.13	358	37.84	9.218	624	85.18
Nevada	67	16,941,543.72	2.38	359	38.28	8.401	625	82.92
New Hampshire	1	31,957.11	0.00	356	45.00	11.350	604	100.00
New Jersey	47	15,186,906.12	2.13	359	40.88	8.545	633	86.74
New Mexico	22	3,695,144.49	0.52	359	39.91	9.032	621	86.66
New York	120	48,522,742.04	6.82	359	42.99	8.123	639	82.42
North Carolina	4	527,340.30	0.07	359	37.61	10.144	611	93.23
Ohio	77	7,852,060.41	1.10	355	36.48	8.760	592	86.07
Oklahoma	18	2,067,425.32	0.29	359	30.57	8.630	596	86.71
Oregon	15	2,995,241.16	0.42	359	35.79	8.226	650	79.10
Pennsylvania	31	3,667,873.31	0.52	359	37.62	8.870	609	83.56
Rhode Island	6	958,113.78	0.13	359	44.01	9.257	652	84.96
South Carolina	8	1,309,403.33	0.18	359	37.95	8.854	575	85.34
Tennessee	17	1,985,120.02	0.28	352	37.55	9.400	583	93.78
Texas	145	22,779,936.57	3.20	359	38.07	8.973	614	85.26
Utah	65	12,313,080.15	1.73	359	35.28	8.414	637	83.10
Washington	42	7,811,685.34	1.10	359	39.07	8.372	626	85.66
Wisconsin	14	1,657,457.62	0.23	359	42.73	9.702	607	90.23
Wyoming	4	441,738.90	0.06	326	43.91	7.941	601	82.97
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP II COLLATERAL

Occupancy Status
OCCUPANCY STATUS*	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Primary	2,661	692,368,132.70	97.32	359	40.98	8.292	632	82.87
Investor	81	15,311,200.37	2.15	358	32.32	9.093	647	86.19
Second Home	7	3,790,874.84	0.53	359	33.45	8.088	688	84.83
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

*Based on mortgagor representation at origination.

Documentation Type
INCOME DOCUMENTATION	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Full Documentation	1,296	316,752,894.10	44.52	359	39.99	7.928	617	82.44
Stated Documentation	1,199	324,600,747.42	45.62	359	42.40	8.703	650	83.31
Limited Documentation	254	70,116,566.39	9.86	359	36.54	8.195	623	83.63
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

Loan Purpose
PURPOSE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Purchase	2,158	521,054,220.86	73.24	359	40.68	8.337	644	83.52
Refinance-Debt Consolidation No Cash Out**	31	8,905,866.03	1.25	359	34.16	8.497	619	79.32
Refinance-Debt Consolidation Cash Out***	560	181,510,121.02	25.51	359	41.27	8.215	602	81.51
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.
** Cash proceeds to the borrower inclusive of debt consolidation payments do not exceed 2% or $2,000 of the original principal balance of the related loan. Excludes home equity loans originated in Texas with any cash proceeds.
*** Cash proceeds to the borrower inclusive of debt consolidation payments exceed 2% or $2,000 of the original principal balance of the related loan. Also includes all home equity loans originated in Texas with any cash proceeds.

DESCRIPTION OF THE GROUP II COLLATERAL

Credit Grade
RISK CATEGORY	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
I	2,445	612,549,005.42	86.10	359	40.68	8.262	640	83.22
II	210	70,598,931.29	9.92	359	41.29	8.449	590	83.98
III	49	15,768,410.81	2.22	359	41.20	8.945	574	77.19
IV	37	10,513,596.52	1.48	359	39.99	8.708	594	72.48
V	8	2,040,263.87	0.29	359	44.43	10.234	557	66.72
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

Property Type
PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Single Family	1,884	490,341,040.86	68.92	359	40.63	8.283	630	82.97
Single Family Attached	5	699,981.96	0.10	359	40.50	8.973	666	83.89
Two-to-Four Family	151	44,671,638.42	6.28	359	43.56	8.587	650	83.97
Condo	293	63,561,027.44	8.93	359	39.84	8.324	645	82.65
PUD	398	107,837,882.37	15.16	359	40.59	8.290	628	82.62
PUD Attached	18	4,358,636.86	0.61	359	42.58	8.369	648	83.29
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

Prepayment Charge Term
PREPAYMENT CHARGE TERM AT ORIGINATION (MONTHS)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
No Prepayment Penalty	1,034	249,417,752.81	35.06	359	40.99	8.812	638	84.41
12 Months	155	56,453,788.15	7.93	359	41.18	8.254	636	81.53
24 Months	1,289	347,342,043.18	48.82	359	40.65	8.012	630	82.35
36 Months	271	58,256,623.77	8.19	358	39.88	7.969	624	81.72
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

Conforming Balances
CONFORMING BALANCE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Conforming	2,157	423,853,157.55	59.57	359	40.55	8.384	638	83.13
Non-Conforming	592	287,617,050.36	40.43	359	41.04	8.196	625	82.70
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP II COLLATERAL

Maximum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MAXIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
12.000 - 12.499	15	6,100,364.37	0.94	358	36.18	6.268	654	81.75
12.500 - 12.999	148	55,266,063.53	8.53	359	40.99	6.818	644	79.21
13.000 - 13.499	292	96,389,610.67	14.88	359	40.80	7.265	640	80.06
13.500 - 13.999	480	149,408,772.46	23.06	359	41.27	7.762	648	80.43
14.000 - 14.499	373	106,173,381.51	16.39	359	40.90	8.247	634	82.00
14.500 - 14.999	377	103,361,176.00	15.96	359	41.33	8.731	628	83.49
15.000 - 15.499	204	53,320,122.92	8.23	359	40.08	9.224	618	86.78
15.500 - 15.999	170	41,058,798.99	6.34	359	39.76	9.709	606	87.73
16.000 - 16.499	73	17,543,901.35	2.71	359	40.82	10.213	603	88.07
16.500 - 16.999	64	13,293,112.08	2.05	359	39.05	10.726	611	93.00
17.000 - 17.499	21	4,405,100.28	0.68	359	39.36	11.213	598	91.48
17.500 - 17.999	8	1,294,331.28	0.20	359	39.62	11.585	589	88.76
18.000 - 18.499	1	213,750.00	0.03	360	45.00	12.150	609	95.00
Total:	2,226	647,828,485.44	100.00	359	40.81	8.231	634	82.57
• [1]Original LTV if first lien, combined LTV if second lien
Minimum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MINIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
6.000 - 6.499	15	6,100,364.37	0.94	358	36.18	6.268	654	81.75
6.500 - 6.999	148	55,266,063.53	8.53	359	40.99	6.818	644	79.21
7.000 - 7.499	292	96,389,610.67	14.88	359	40.80	7.265	640	80.06
7.500 - 7.999	480	149,408,772.46	23.06	359	41.27	7.762	648	80.43
8.000 - 8.499	373	106,173,381.51	16.39	359	40.90	8.247	634	82.00
8.500 - 8.999	377	103,361,176.00	15.96	359	41.33	8.731	628	83.49
9.000 - 9.499	204	53,320,122.92	8.23	359	40.08	9.224	618	86.78
9.500 - 9.999	170	41,058,798.99	6.34	359	39.76	9.709	606	87.73
10.000 - 10.499	73	17,543,901.35	2.71	359	40.82	10.213	603	88.07
10.500 - 10.999	64	13,293,112.08	2.05	359	39.05	10.726	611	93.00
11.000 - 11.499	21	4,405,100.28	0.68	359	39.36	11.213	598	91.48
11.500 - 11.999	8	1,294,331.28	0.20	359	39.62	11.585	589	88.76
12.000 - 12.499	1	213,750.00	0.03	360	45.00	12.150	609	95.00
Total:	2,226	647,828,485.44	100.00	359	40.81	8.231	634	82.57
•  1Original LTV if first lien, combined LTV if second lien
•
Gross Margins of the Adjustable-Rate Loans
RANGE OF GROSS MARGINS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
4.000 - 4.499	1	696,874.05	0.11	353	41.00	8.350	580	80.00
6.000 - 6.499	2,225	647,131,611.39	99.89	359	40.81	8.231	634	82.58
Total:	2,226	647,828,485.44	100.00	359	40.81	8.231	634	82.57
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP II COLLATERAL

Next Rate Adjustment Date of the Adjustable-Rate Loans
NEXT RATE ADJUSTMENT DATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
August 1, 2007	1	521,910.00	0.08	352	50.00	6.300	632	90.00
September 1, 2007	12	2,826,408.71	0.44	353	41.13	7.122	577	86.39
October 1, 2007	1	153,260.85	0.02	354	37.00	9.750	613	94.95
November 1, 2007	2	740,000.00	0.11	355	37.62	7.399	670	80.00
December 1, 2007	3	1,048,816.30	0.16	356	36.68	7.824	641	90.54
January 1, 2008	24	7,059,868.55	1.09	357	38.81	8.011	643	84.37
February 1, 2008	54	17,322,410.10	2.67	358	40.65	8.505	632	84.19
March 1, 2008	1,175	340,633,360.52	52.58	359	40.75	8.253	632	82.33
April 1, 2008	529	154,404,398.00	23.83	360	40.32	8.240	635	82.23
August 1, 2008	1	126,370.29	0.02	352	47.00	9.350	524	90.00
September 1, 2008	2	757,607.10	0.12	353	41.16	8.358	577	80.78
November 1, 2008	1	248,000.00	0.04	355	42.00	6.400	771	80.00
December 1, 2008	3	1,578,487.60	0.24	356	38.53	7.962	566	87.05
January 1, 2009	4	775,969.41	0.12	357	40.34	8.795	625	89.55
February 1, 2009	15	3,381,266.49	0.52	358	42.78	8.567	638	86.13
March 1, 2009	263	78,098,118.52	12.06	359	42.18	8.231	637	83.21
April 1, 2009	136	38,152,233.00	5.89	360	40.95	8.027	640	82.52
Total:	2,226	647,828,485.44	100.00	359	40.81	8.231	634	82.57
1 Original LTV if first lien, combined LTV if second lien.

Initial Periodic Rate Cap of the Adjustable-Rate Loans
INITIAL PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
2.000	2,226	647,828,485.44	100.00	359	40.81	8.231	634	82.57
Total:	2,226	647,828,485.44	100.00	359	40.81	8.231	634	82.57
1 Original LTV if first lien, combined LTV if second lien.

Periodic Rate Cap of the Adjustable-Rate Loans
PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
1.000	2,226	647,828,485.44	100.00	359	40.81	8.231	634	82.57
Total:	2,226	647,828,485.44	100.00	359	40.81	8.231	634	82.57
1 Original LTV if first lien, combined LTV if second lien.

Historical Delinquency of the Mortgage Loans Since Origination
STATUS	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
1 x 30	34	3,330,530.27	0.47	355	41.06	10.005	621	94.23
Never Delinquent	2,715	708,139,677.64	99.53	359	40.75	8.300	633	82.90
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Collateral Summary
Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

	Summary Statistics	Range (if applicable)

Number of Mortgage Loans	619

Aggregate Current Principal Balance	$195,235,071
Average Current Principal Balance	$315,404	$60,000 to $850,000

Aggregate Original Principal Balance	$195,236,066
Average Original Principal Balance	$315,406	$60,000 to $850,000

Fully Amortizing Mortgage Loans	100.00%

1st Lien	100.00%

Weighted Avg. Gross Coupon	7.719%	6.050% to 11.350%

Weighted Avg. Original Term (months)	360	180 to 360
Weighted Avg. Remaining Term (months)	359	179 to 360

Weighted Avg. Margin (ARM Loans Only)	6.000%	6.000% to 6.000%

Weighted Avg. Maximum Rate (ARM Loans Only)	13.725%	12.050% to 17.350%

Weighted Avg. Minimum Rate (ARM Loans Only)	7.725%	6.050% to 11.350%

Weighted Avg. Original LTV (1)	82.01%	32.39% to 95.00%

Weighted Avg. Borrower FICO	660	600 to 813

Geographic Distribution (Top 5)	CA (54.55%)
	FL (12.81%)
	AZ (7.49%)
	IL (4.21%)
	NY(4.16%)
(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Collateral Type
COLLATERAL TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
2/6 MONTH LIBOR -2 YR IO	2	609,210.00	0.31	352	49.71	6.357	637	90.00
2/6 MONTH LIBOR - 5 YR IO	482	153,147,475.84	78.44	359	40.04	7.763	663	82.05
3/6 MONTH LIBOR - 5 YR IO	97	29,425,540.84	15.07	358	41.91	7.554	651	82.37
FIXED RATE - 5YR IO	38	12,052,844.13	6.17	356	41.16	7.622	648	80.30
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
[1] Original LTV if first lien, combined LTV if second lien.

Principal Balances at Origination*
RANGE OF PRINCIPAL BALANCES AT ORIGINATION ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF ORIGINATION ($)	% OF PRINCIPAL BALANCE AS OF ORIGINATION	REMAINING TERM TO MATURITY (months)*	DEBT-TO-INCOME (%)*	GROSS COUPON (%)*	FICO*	OLTV[1] (%)
50,000.01 - 100,000.00	6	507,580.00	0.26	334	39.50	7.317	657	73.06
100,000.01 - 150,000.00	53	6,932,282.00	3.55	357	38.91	7.976	661	79.50
150,000.01 - 200,000.00	105	18,366,097.00	9.41	359	38.48	7.717	660	80.55
200,000.01 - 250,000.00	103	23,206,140.00	11.89	359	37.72	7.894	660	81.81
250,000.01 - 300,000.00	79	21,571,836.00	11.05	358	39.02	7.797	653	81.83
300,000.01 - 350,000.00	45	14,605,163.00	7.48	359	42.47	7.593	653	80.91
350,000.01 - 400,000.00	59	22,174,302.00	11.36	359	39.45	7.549	664	81.67
400,000.01 - 450,000.00	44	18,703,350.00	9.58	359	43.08	7.670	668	82.14
450,000.01 - 500,000.00	48	22,918,863.00	11.74	359	40.92	7.871	677	82.19
500,000.01 - 550,000.00	25	13,073,560.00	6.70	359	40.72	7.599	648	83.19
550,000.01 - 600,000.00	25	14,361,181.00	7.36	359	44.84	7.824	652	86.86
600,000.01 - 650,000.00	9	5,658,120.00	2.90	359	38.56	7.467	669	83.88
650,000.01 - 700,000.00	10	6,793,250.00	3.48	360	38.31	7.509	665	81.55
700,000.01 - 750,000.00	3	2,156,450.00	1.10	360	42.02	7.200	648	84.97
750,000.01 >=	5	4,207,892.00	2.16	359	46.00	7.655	626	76.29
Total:	619	195,236,066.00	100.00	359	40.42	7.719	660	82.01
 1 Original LTV if first lien, combined LTV if second lien.
*Based on the original balances of the Mortgage Loans.

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Principal Balance as of the Cut-Off Date
RANGE OF PRINCIPAL BALANCES AS OF THE CUT-OFF DATE ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
50,000.01 - 100,000.00	6	507,580.00	0.26	334	39.50	7.317	657	73.06
100,000.01 - 150,000.00	53	6,932,120.84	3.55	357	38.91	7.976	661	79.50
150,000.01 - 200,000.00	105	18,366,097.00	9.41	359	38.48	7.717	660	80.55
200,000.01 - 250,000.00	103	23,205,416.84	11.89	359	37.72	7.894	660	81.81
250,000.01 - 300,000.00	79	21,571,831.00	11.05	358	39.02	7.797	653	81.83
300,000.01 - 350,000.00	45	14,605,163.00	7.48	359	42.47	7.593	653	80.91
350,000.01 - 400,000.00	59	22,174,196.13	11.36	359	39.45	7.549	664	81.67
400,000.01 - 450,000.00	44	18,703,350.00	9.58	359	43.08	7.670	668	82.14
450,000.01 - 500,000.00	48	22,918,863.00	11.74	359	40.92	7.871	677	82.19
500,000.01 - 550,000.00	25	13,073,560.00	6.70	359	40.72	7.599	648	83.19
550,000.01 - 600,000.00	25	14,361,181.00	7.36	359	44.84	7.824	652	86.86
600,000.01 - 650,000.00	9	5,658,120.00	2.90	359	38.56	7.467	669	83.88
650,000.01 - 700,000.00	10	6,793,250.00	3.48	360	38.31	7.509	665	81.55
700,000.01 - 750,000.00	3	2,156,450.00	1.10	360	42.02	7.200	648	84.97
750,000.01 >=	5	4,207,892.00	2.16	359	46.00	7.655	626	76.29
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

Remaining Term to Maturity
RANGE OF MONTHS REMAINING	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
121 to 180	1	71,400.00	0.04	179	37.00	7.500	683	70.00
181 to 240	2	437,350.00	0.22	239	44.58	7.857	639	74.99
301 to 360	616	194,726,320.81	99.74	359	40.41	7.719	660	82.03
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Mortgage Rates
RANGE OF CURRENT MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
6.000 - 6.499	16	5,911,920.00	3.03	359	38.69	6.275	659	81.87
6.500 - 6.999	101	33,103,803.00	16.96	359	40.15	6.811	665	79.55
7.000 - 7.499	141	45,775,684.13	23.45	359	41.24	7.253	656	81.34
7.500 - 7.999	161	50,909,417.84	26.08	358	40.20	7.751	665	81.25
8.000 - 8.499	97	28,444,768.84	14.57	359	40.97	8.248	659	83.66
8.500 - 8.999	57	17,001,957.00	8.71	359	40.76	8.738	658	84.45
9.000 - 9.499	25	8,330,315.00	4.27	359	38.96	9.208	653	86.03
9.500 - 9.999	12	2,928,575.00	1.50	359	38.79	9.772	646	85.33
10.000 - 10.499	6	2,089,055.00	1.07	360	36.81	10.114	640	87.19
10.500 - 10.999	2	416,575.00	0.21	359	30.02	10.825	615	95.00
11.000 - 11.499	1	323,000.00	0.17	359	41.00	11.350	637	95.00
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

Original Loan-to-Value Ratios(1)
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[2] (%)
30.01 to 35.00	1	115,000.00	0.06	359	38.00	6.200	688	32.39
35.01 to 40.00	2	389,500.00	0.20	313	42.31	7.230	650	38.64
45.01 to 50.00	1	100,000.00	0.05	360	26.00	7.600	646	48.78
50.01 to 55.00	1	520,000.00	0.27	360	49.00	7.300	627	53.06
55.01 to 60.00	1	180,000.00	0.09	359	43.00	6.950	607	58.07
60.01 to 65.00	6	1,765,500.00	0.90	360	42.22	6.995	643	62.22
65.01 to 70.00	13	4,258,600.00	2.18	356	43.08	7.081	630	68.12
70.01 to 75.00	28	7,177,518.00	3.68	359	35.45	7.279	644	72.92
75.01 to 80.00	407	123,559,622.00	63.29	359	40.83	7.706	668	79.92
80.01 to 85.00	34	13,613,188.81	6.97	359	39.64	7.314	649	84.24
85.01 to 90.00	66	23,738,566.00	12.16	359	39.10	7.896	651	89.66
90.01 to 95.00	59	19,817,576.00	10.15	358	40.83	8.264	642	94.67
90.01 to 95.00	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01

(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

2 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

FICO Score at Origination
RANGE OF FICO SCORES	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
600 to 619	68	21,479,656.84	11.00	358	39.53	7.839	609	82.56
620 to 639	180	59,045,047.00	30.24	359	41.39	7.716	629	82.06
640 to 659	114	33,399,234.13	17.11	359	40.71	7.878	650	82.84
660 to 679	93	30,648,845.00	15.70	359	39.96	7.630	669	82.15
680 to 699	60	17,145,948.84	8.78	359	39.79	7.613	689	81.29
700 to 719	47	14,333,653.00	7.34	358	41.32	7.608	710	80.73
720 to 739	25	8,272,937.00	4.24	360	37.44	7.494	729	82.76
740 to 759	13	4,676,879.00	2.40	359	41.84	7.750	749	80.64
760 to 779	11	3,576,760.00	1.83	359	33.85	7.657	771	80.00
780 to 799	6	2,132,000.00	1.09	359	42.28	7.766	790	78.02
800 or greater	2	524,110.00	0.27	360	43.47	8.082	804	82.37
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

Debt-to-Income Ratio
RANGE OF DEBT-TO-INCOME RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
0.01 - 20.00	27	8,094,171.00	4.15	359	14.27	7.569	659	83.25
20.01 - 25.00	18	4,756,091.84	2.44	359	22.77	7.743	665	80.85
25.01 - 30.00	44	11,340,731.00	5.81	359	28.15	7.689	663	82.04
30.01 - 35.00	66	18,713,138.00	9.58	359	33.29	7.746	662	82.63
35.01 - 40.00	121	35,723,029.00	18.30	358	38.15	7.844	660	81.86
40.01 - 45.00	150	51,252,021.00	26.25	359	43.26	7.739	662	81.96
45.01 - 50.00	191	64,299,488.97	32.93	359	48.03	7.657	658	81.92
50.01 - 55.00	2	1,056,400.00	0.54	358	54.06	7.182	631	80.00
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Geographic Distribution
STATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Alabama	1	240,000.00	0.12	356	16.00	6.550	630	81.36
Arizona	70	14,625,616.00	7.49	359	38.40	8.002	653	83.58
California	271	106,500,407.13	54.55	359	41.49	7.656	664	81.66
Colorado	11	2,261,755.84	1.16	359	30.21	7.521	636	79.69
Connecticut	3	577,200.00	0.30	359	27.56	7.336	652	78.01
Florida	103	25,014,053.00	12.81	359	39.87	7.891	669	81.65
Hawaii	7	2,908,500.00	1.49	359	35.46	7.345	664	84.19
Illinois	27	8,222,618.84	4.21	355	41.63	7.969	645	81.30
Indiana	1	152,772.00	0.08	360	39.00	7.650	640	80.00
Maryland	22	6,502,615.00	3.33	359	39.64	7.615	652	82.23
Massachusetts	6	1,832,912.00	0.94	359	38.95	7.619	653	85.22
Michigan	2	346,250.00	0.18	360	31.49	9.299	661	90.49
Minnesota	2	632,000.00	0.32	359	34.42	7.008	696	80.00
Missouri	1	176,800.00	0.09	359	28.00	9.500	679	80.00
Nevada	17	3,637,326.00	1.86	359	34.96	7.645	652	81.48
New Jersey	10	3,186,900.00	1.63	359	44.45	7.411	642	85.04
New Mexico	3	455,000.00	0.23	360	35.64	8.365	627	79.90
New York	18	8,116,870.00	4.16	359	42.88	7.449	641	82.35
North Carolina	2	204,000.00	0.10	360	33.65	7.575	637	64.70
Ohio	5	631,875.00	0.32	358	36.39	8.991	628	90.04
Oregon	3	555,920.00	0.28	359	42.89	8.658	710	80.00
Pennsylvania	2	254,800.00	0.13	359	44.50	7.475	627	81.95
Rhode Island	1	266,000.00	0.14	360	43.00	6.950	621	95.00
Tennessee	1	153,000.00	0.08	360	34.00	8.250	633	90.00
Texas	6	1,585,230.00	0.81	360	38.06	7.906	665	85.06
Utah	15	3,508,300.00	1.80	359	34.21	7.683	662	80.64
Washington	8	2,552,750.00	1.31	359	41.56	7.860	637	85.53
Wisconsin	1	133,600.00	0.07	359	49.00	8.580	635	80.00
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Occupancy Status
OCCUPANCY STATUS*	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Primary	604	190,999,115.81	97.83	359	40.61	7.709	660	81.90
Second Home	15	4,235,955.00	2.17	359	31.91	8.151	677	87.07
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

*Based on mortgagor representation at origination.

Documentation Type
INCOME DOCUMENTATION	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Full Documentation	361	111,073,707.97	56.89	359	40.55	7.389	657	81.94
Stated Documentation	194	63,597,762.84	32.57	359	41.53	8.310	665	81.54
Limited Documentation	64	20,563,600.00	10.53	359	36.28	7.673	657	83.84
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

Loan Purpose
PURPOSE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Purchase	406	122,929,414.00	62.96	359	40.72	7.801	669	81.49
Refinance-Debt Consolidation No Cash Out**	13	4,265,050.00	2.18	360	32.90	8.080	631	82.56
Refinance-Debt Consolidation Cash Out***	200	68,040,606.81	34.85	358	40.35	7.547	645	82.92
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

** Cash proceeds to the borrower inclusive of debt consolidation payments do not exceed 2% or $2,000 of the original principal balance of the related loan. Excludes home equity loans originated in Texas with any cash proceeds.

*** Cash proceeds to the borrower inclusive of debt consolidation payments exceed 2% or $2,000 of the original principal balance of the related loan. Also includes all home equity loans originated in Texas with any cash proceeds.

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Credit Grade
RISK CATEGORY	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
I	580	181,804,657.97	93.12	359	40.50	7.712	661	81.75
II	39	13,430,412.84	6.88	359	39.28	7.809	642	85.50
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

Property Type
PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Single Family	405	132,204,593.97	67.72	359	40.52	7.695	662	81.92
Two-to-Four Family	37	15,161,550.00	7.77	359	42.51	7.833	649	81.61
Condo	76	19,116,306.84	9.79	359	38.63	7.757	663	82.86
PUD	99	28,013,620.00	14.35	358	40.06	7.758	656	82.01
PUD Attached	2	739,000.00	0.38	360	39.22	7.188	652	85.13
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

Prepayment Charge Term
PREPAYMENT CHARGE TERM AT ORIGINATION (MONTHS)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
No Prepayment Penalty	151	50,543,045.84	25.89	359	40.00	8.157	655	82.58
12 Months	50	18,748,905.00	9.60	359	39.88	7.860	665	82.14
24 Months	360	108,509,275.84	55.58	359	40.48	7.549	663	81.91
36 Months	58	17,433,844.13	8.93	358	41.86	7.352	650	80.85
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

Conforming Balances
CONFORMING BALANCE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Conforming	488	124,578,554.81	63.81	359	39.82	7.736	658	81.53
Non-Conforming	131	70,656,516.00	36.19	359	41.48	7.689	663	82.86
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Maximum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MAXIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
12.000 - 12.499	16	5,911,920.00	3.23	359	38.69	6.275	659	81.87
12.500 - 12.999	91	29,869,253.00	16.31	359	39.89	6.817	667	79.46
13.000 - 13.499	133	43,170,940.00	23.57	359	41.43	7.263	656	81.65
13.500 - 13.999	154	49,162,967.84	26.84	359	40.20	7.753	666	81.59
14.000 - 14.499	92	25,928,168.84	14.15	359	40.86	8.250	660	83.59
14.500 - 14.999	52	15,833,157.00	8.64	359	40.47	8.749	659	83.91
15.000 - 15.499	23	7,668,615.00	4.19	359	38.81	9.194	653	86.27
15.500 - 15.999	11	2,808,575.00	1.53	359	38.91	9.782	644	85.56
16.000 - 16.499	6	2,089,055.00	1.14	360	36.81	10.114	640	87.19
16.500 - 16.999	2	416,575.00	0.23	359	30.02	10.825	615	95.00
17.000 - 17.499	1	323,000.00	0.18	359	41.00	11.350	637	95.00
Total:	581	183,182,226.68	100.00	359	40.37	7.725	661	82.13
• [1]Original LTV if first lien, combined LTV if second lien

Minimum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MINIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
6.000 - 6.499	16	5,911,920.00	3.23	359	38.69	6.275	659	81.87
6.500 - 6.999	91	29,869,253.00	16.31	359	39.89	6.817	667	79.46
7.000 - 7.499	133	43,170,940.00	23.57	359	41.43	7.263	656	81.65
7.500 - 7.999	154	49,162,967.84	26.84	359	40.20	7.753	666	81.59
8.000 - 8.499	92	25,928,168.84	14.15	359	40.86	8.250	660	83.59
8.500 - 8.999	52	15,833,157.00	8.64	359	40.47	8.749	659	83.91
9.000 - 9.499	23	7,668,615.00	4.19	359	38.81	9.194	653	86.27
9.500 - 9.999	11	2,808,575.00	1.53	359	38.91	9.782	644	85.56
10.000 - 10.499	6	2,089,055.00	1.14	360	36.81	10.114	640	87.19
10.500 - 10.999	2	416,575.00	0.23	359	30.02	10.825	615	95.00
11.000 - 11.499	1	323,000.00	0.18	359	41.00	11.350	637	95.00
Total:	581	183,182,226.68	100.00	359	40.37	7.725	661	82.13
•  1Original LTV if first lien, combined LTV if second lien
•
Gross Margins of the Adjustable-Rate Loans
RANGE OF GROSS MARGINS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
6.000 - 6.499	581	183,182,226.68	100.00	359	40.37	7.725	661	82.13
Total:	581	183,182,226.68	100.00	359	40.37	7.725	661	82.13
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Next Rate Adjustment Date of the Adjustable-Rate Loans
NEXT RATE ADJUSTMENT DATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
August 1, 2007	1	521,910.00	0.28	352	50.00	6.300	632	90.00
October 1, 2007	1	87,300.00	0.05	354	48.00	6.700	664	90.00
November 1, 2007	1	500,000.00	0.27	355	36.00	7.375	679	80.00
January 1, 2008	12	4,183,040.00	2.28	357	43.67	7.568	646	81.68
February 1, 2008	6	2,150,650.00	1.17	358	47.15	7.628	642	81.69
March 1, 2008	264	86,199,558.84	47.06	359	39.47	7.856	663	82.40
April 1, 2008	199	60,114,227.00	32.82	360	40.38	7.652	664	81.59
November 1, 2008	1	248,000.00	0.14	355	42.00	6.400	771	80.00
January 1, 2009	1	273,595.00	0.15	357	44.00	8.750	646	95.00
March 1, 2009	51	16,873,898.84	9.21	357	42.25	7.704	644	82.71
April 1, 2009	44	12,030,047.00	6.57	360	41.39	7.340	657	81.64
Total:	581	183,182,226.68	100.00	359	40.37	7.725	661	82.13
1 Original LTV if first lien, combined LTV if second lien.

Initial Periodic Rate Cap of the Adjustable-Rate Loans
INITIAL PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
2.000	581	183,182,226.68	100.00	359	40.37	7.725	661	82.13
Total:	581	183,182,226.68	100.00	359	40.37	7.725	661	82.13
1 Original LTV if first lien, combined LTV if second lien.

Periodic Rate Cap of the Adjustable-Rate Loans
PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
1.000	581	183,182,226.68	100.00	359	40.37	7.725	661	82.13
Total:	581	183,182,226.68	100.00	359	40.37	7.725	661	82.13
1 Original LTV if first lien, combined LTV if second lien.

Historical Delinquency of the Mortgage Loans Since Origination
STATUS	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
1 x 30	2	360,000.00	0.18	357	34.78	7.250	684	80.00
Never Delinquent	617	194,875,070.81	99.82	359	40.43	7.720	660	82.02
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01

North American ABS - Home Equity			Syndicate/Sales Desk
Origination:	Brian Bernard	834-5139	Brian McDonald	834-4154
	Paul White	834-5440	Andy Cherna	834-4154
	Tom Roh	834-5936	Randall Outlaw	834-4154
	Jamie Gordon	834-5409	Melissa Traylor	834-4154
	Swapna Putcha	834-5435	Lizmary Rodriguez	834-4154
	Alissa Smith	834-5432
	Kathryn Bauer	834-9986
	Shilla Kim-Parker	834-5006

Structuring/
Home Equity Trading:	Robert Miller	834-2428
	Raj Kothari	834-3339
	Kevin Lynn	834-2394	Asset-Backed Trading
	Osmin Rivera	834-2151	Peter Basso	834-3720
			Maria Lopes	834-3720
			Vikas Sarna	834-3720
			Nick Sykes	834-3720

Rating Agency Contacts

Standard & Poor’s
Peter Graham	212.438.1599

Moody’s

Fitch

Please Direct All Questions to the Syndicate Desk (x4-4154) Brian McDonald Andy Cherna Randall Outlaw Melissa Traylor

Unassociated Document
Argent Securities Inc.

Asset-Backed Pass-Through Certificates Series 2006-W4

$570,613,000 (Approximate Offered Amount)

Subject to Revision

April 17, 2006 - Computational Materials

The Depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-4154 (collect call) or by emailing Randall Outlaw at randall.outlaw@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

THE INFORMATION CONTAINED IN THIS COMMUNICATION IS SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the issuer, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2006 JPMorgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

PRELIMINARY TERM SHEET
$570,613,000 (Approximate Offered Certificates)
Asset-Backed Pass-Through Certificates, Series 2006-W4 April 17, 2006
Argent Securities Inc.

Argent Securities Inc. (Depositor) Argent Mortgage Company, L.L.C. (Originator) Ameriquest Mortgage Company (Master Servicer)

All terms and statements are subject to change.

PRELIMINARY TERM SHEET DATED April 17, 2006

Argent Securities Inc.

Asset-Backed Pass-Through Certificates, Series 2006-W4

$ 570,613,000

(Approximate Offered Certificates)

Subject to Revision

Class	Approximate Size ($)	Type[1,2]	WAL (yrs) Call3 / Mat[4]	Principal Payment Window Call3 / Mat[4]	Pmt Delay (days)	Interest Accrual Basis	Stated Final Maturity	Expected Ratings Moody’s/S&P/Fitch	Initial Credit Enhancement (%)
Offered Certificates
A-1	570,613,000	FLT/SR	2.50 / 2.74	1 - 83 / 1 - 201	0	Actual/360	May 2036	Aaa/AAA/AAA	19.60%
Non-Offered Certificates
A-2A	248,540,000	FLT/SEQ/SR	Not Offered		0	Actual/360	May 2036	Aaa/AAA/AAA	19.60%
A-2B	117,842,000	FLT/SEQ/SR	Not Offered		0	Actual/360	May 2036	Aaa/AAA/AAA	19.60%
A-2C	120,228,000	FLT/SEQ/SR	Not Offered		0	Actual/360	May 2036	Aaa/AAA/AAA	19.60%
A-2D	85,412,000	FLT/SEQ/SR	Not Offered		0	Actual/360	May 2036	Aaa/AAA/AAA	19.60%
M-1	49,031,000	FLT/MEZ	Not Offered		0	Actual/360	May 2036	Aa1/AA+/AA+	16.15%
M-2	43,346,000	FLT/MEZ	Not Offered		0	Actual/360	May 2036	Aa2/AA/AA	13.10%
M-3	27,713,000	FLT/MEZ	Not Offered		0	Actual/360	May 2036	Aa3/AA-/AA	11.15%
M-4	24,160,000	FLT/MEZ	Not Offered		0	Actual/360	May 2036	A1/AA-/AA-	9.45%
M-5	23,450,000	FLT/MEZ	Not Offered		0	Actual/360	May 2036	A2/A+/A+	7.80%
M-6	19,897,000	FLT/MEZ	Not Offered		0	Actual/360	May 2036	A3/A/A	6.40%
M-7	19,186,000	FLT/MEZ	Not Offered		0	Actual/360	May 2036	Baa1/A-/BBB+	5.05%
M-8	17,054,000	FLT/MEZ	Not Offered		0	Actual/360	May 2036	Baa2/BBB+/BBB	3.85%
M-9	10,659,000	FLT/MEZ	Not Offered		0	Actual/360	May 2036	Baa3/BBB/BBB	3.10%
M-10	14,212,000	FLT/MEZ	Not Offered		0	Actual/360	May 2036	Ba1/BBB-/BBB-	2.10%
CE	29,844,888	N/A	Not Offered		N/A	N/A	N/A	NR	N/A
P	100	N/A	Not Offered		N/A	N/A	N/A	NR	N/A
R	N/A	N/A	Not Offered		N/A	N/A	N/A	NR	N/A
R-X	N/A	N/A	Not Offered		N/A	N/A	N/A	NR	N/A

(1)	The interest rate on each of the Certificates is subject to the related Net WAC Rate Cap.
(2)	The Adjustable-Rate Certificates will accrue interest at a rate not greater than the related Maximum Cap Rate.
(3)	To 10% Optional Termination at the pricing speed.
(4)	To maturity at the pricing speed.

Pricing Speed (“PPC”)
Fixed-Rate Mortgage Loans	2% CPR growing to 20% CPR over 10 months.
Adjustable-Rate Mortgage Loans
100% PPC, which is 5% CPR in month 1, an additional 2% CPR for each month thereafter, building to 27% CPR in month 12 and remaining constant at 27% CPR until month 23, increasing to and remaining constant at 60% CPR from month 24 until month 27 and decreasing and remaining constant at 30% CPR from month 28 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.

Part I: Key Terms
Parties: Depositor:	Argent Securities Inc.

Originator:	Argent Mortgage Company, L.L.C.

Seller, Sponsor and Master Servicer:
Ameriquest Mortgage Company.
Static pool information regarding delinquencies, cumulative losses and prepayments for prior securitized pools sponsored by the Sponsor and serviced by the Master Servicer for the last five years can be obtained from the following website: http://www.amcinvestors.com/arsi.

Trustee, Custodian and Swap Administrator:	Deutsche Bank National Trust Company.

Swap Provider:	[TBD]

Co-Lead Underwriters:	J. P. Morgan Securities Inc. and Banc of America Securities LLC.

Co-Manager:	Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Collateral:

Mortgage Loans:
As of the Cut-off Date, 6,770 Adjustable-Rate and Fixed-Rate, first-lien and second-lien, closed-end, subprime mortgage loans with LTVs at origination not in excess of 100% and an aggregate scheduled principal balance as of the Cut-off Date of approximately $1,421,187,988 (the “Mortgage Loans”). References to percentages or balances herein are based on the aggregate scheduled principal balance of such Mortgage Loans on the Cut-off Date. For the purpose of calculating interest and principal on the Class A Certificates, the Mortgage Loans have been divided into two loan groups, designated as follows:

Group I Mortgage Loans: 4,021 Adjustable-Rate and Fixed-Rate Mortgage Loans with an aggregate scheduled principal balance as of the Cut-off Date of approximately $709,717,780 and with principal balances at origination that conform to principal balance limits of Freddie Mac.

Group II Mortgage Loans:2,749 Adjustable-Rate and Fixed-Rate Mortgage Loans with an aggregate scheduled principal balance as of the Cut-off Date of approximately $711,470,208 and with principal balances at origination that may or may not conform to principal balance limits of Fannie Mae and Freddie Mac.

Primary Mortgage Insurance Policy:
As of the Cut-off Date, approximately 12.18% of the Mortgage Loans will be covered by a mortgage insurance policy (the “PMI Policy”) issued by Mortgage Guaranty Insurance Corporation (the “Mortgage Insurance Provider”). For each of those Mortgage Loans, the Mortgage Insurance Provider provides insurance coverage, subject to certain carveouts, down to 60% of the value of the related mortgaged property.

Dates:

Cut-off Date:	The close of business on April 1, 2006.

Distribution Dates:	The 25th day of each month or, if the 25th day is not a business day, the next business day, beginning in May 2006.

Record Date:
Adjustable-Rate Certificates: the close of business on the business day immediately preceding the related Distribution Date.

Retained Certificates: the close of business on the last business day of the month preceding the month in which the related Distribution Date occurs.

Expected Pricing Date:	The week of April 17, 2006.

Expected Closing Date:	On or about April 25, 2006.

Designations:

Certificates:	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2006-W4.

Adjustable-Rate Certificates:	Class A Certificates and Class M Certificates.

Class A Certificates:	Class A-1, Class A-2A, Class A-2B, Class A-2C, and Class A-2D Certificates.

Class M Certificates:	Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates.

Offered Certificates:	Class A-1 Certificates.

Non-Offered Certificates:	Class A-2A, Class A-2B, Class A-2C, Class A-2D, and Class M Certificates, Class CE, Class P and Residual Certificates.

Residual Certificates:	Class R and Class R-X Certificates.

Retained Certificates:	Class CE, Class P and Residual Certificates.

Group I Certificates:	Class A-1 Certificates, which evidence interests in the Group I Mortgage Loans.

Group II Certificates:	Class A-2A, Class A-2B, Class A-2C, and Class A-2D Certificates, which evidence interests in the Group II Mortgage Loans.

Other Terms:

Source for Calculation of One-Month LIBOR:	Moneyline Telerate page 3750.

ERISA:	The Offered Certificates will not be ERISA eligible as of the Closing Date.

SMMEA Eligibility:	The Offered Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Federal Taxation:	Designated portions of the Trust will be established as multiple REMICs for federal income tax purposes.

Form of Registration:	Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations:	With respect to the Class A and Class M Certificates, $100,000 and integral multiples of $1 in excess.

Part II: Definitions/Description of the Certificates

Determination Date:	The 10th day of the month or, if such day is not a business day, the business day immediately preceding such 10th day.

Due Period:	For each Distribution Date, the period from the second day of the immediately preceding month to the first day of the month in which such Distribution Date occurs.

Prepayment Period:
For the first Distribution Date, the Cut-off Date to and including the initial Determination Date, and for all other Distribution Dates, the day after the prior Determination Date to and including the Determination Date in the month in which such Distribution Date occurs.

Interest Accrual Basis:	Actual/360. The Adjustable-Rate Certificates will settle flat and will have no payment delay.

Administrative Fee Rate:	The sum of (a) the Servicing Fee Rate (0.50% per annum), (b) the Trustee Fee Rate (0.0013% per annum) and (c) the PMI Insurer Fee Rate, if applicable.

Expense Adjusted Net Mortgage Rate:	The mortgage rate of each Mortgage Loan minus the Administrative Fee Rate.

Expense Adjusted Net Maximum Mortgage Rate:
The per annum rate equal to the applicable maximum mortgage rate (or the mortgage rate for such Mortgage Loan in the case of the fixed-rate Mortgage Loans) of each Mortgage Loan minus the Administrative Fee Rate.

Optional Termination:
The majority holders of the Class CE Certificates, the Master Servicer and the NIMS Insurer, if any, in that order, may purchase all of the Mortgage Loans and REO properties and retire the Certificates on or after the Optional Termination Date.

Optional Termination Date:	The first Distribution Date on which the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Credit Enhancement:	Excess Interest; Overcollateralization ("OC"); Subordination; and Primary Mortgage Insurance Policy.

Initial Overcollateralization Target Percentage:	Approximately 2.10%.

Overcollateralization Floor:	The aggregate principal balance of the Mortgage Loans as of the Cut-off Date multiplied by 0.50%.

Overcollateralization Target Amount:
For any Distribution Date, (i) prior to the Stepdown Date, an amount equal to the Initial Overcollateralization Target Percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date, provided a Trigger Event is not in effect, the greater of (x) 2x the Initial Overcollateralization Target Percentage of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period and (y) the Overcollateralization Floor or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Stepdown Date:
The earlier of (i) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later of (A) the 37th Distribution Date and (B) the date that the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 2x the Initial Credit Enhancement Percentage.

Credit Enhancement Percentage:
The percentage obtained by dividing (x) the aggregate Certificate Principal Balance of each class of Certificates with a lower distribution priority by (y) the aggregate principal balance of the Mortgage Loans.

	Class	Initial CE%	Target CE% On/After Stepdown Date
	Class A	19.60%	2x Initial CE%
	M-1	16.15%	2x Initial CE%
	M-2	13.10%	2x Initial CE%
	M-3	11.15%	2x Initial CE%
	M-4	9.45%	2x Initial CE%
	M-5	7.80%	2x Initial CE%
	M-6	6.40%	2x Initial CE%
	M-7	5.05%	2x Initial CE%
	M-8	3.85%	2x Initial CE%
	M-9	3.10%	2x Initial CE%
	M-10	2.10%	2x Initial CE%

Overcollateralization Reduction Amount:
For any Distribution Date, the lesser of (A) the principal remittance amount on such Distribution Date and (B) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the principal remittance amount on such Distribution Date has been distributed) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralized Amount:
For any Distribution Date, will be the excess, if any, of (a) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments received or advanced on or before the related Determination Date and principal prepayments received during the related Prepayment Period) over (b) the aggregate Certificate Principal Balance of the Class A and Class M Certificates plus the Certificate Principal Balance of the Class P Certificates, after giving effect to distributions to be made on such Distribution Date.

Net Monthly Excess Cashflow:
For any Distribution Date, the sum of (x) the Overcollateralization Reduction Amount, if any, and (y) the excess of the Available Funds, net of any Net Swap Payment made by the Trustee and the Swap Termination Payments (only if such Swap Termination Payment is not due to a Swap Provider Trigger Event (as defined in the Swap Agreement)), if any, made by the Trustee, over the sum of (i) the monthly interest accrued and any unpaid interest on the Class A Certificates and the monthly interest accrued on the Class M Certificates and (ii) the principal remittance amount.

Allocation of Losses:
Any Realized Losses on the Mortgage Loans on any Distribution Date will first be absorbed by the Class CE Certificates.

If on any Distribution Date as a result of Realized Losses on the Mortgage Loans, the aggregate certificate principal balance of the Certificates exceeds the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period, such excess, (the “Realized Loss Amount”) will be allocated to the classes of Class M Certificates, sequentially, in descending numerical order.

There will be no allocation of Realized Losses on the Mortgage Loans to the Class A Certificates or the Class P Certificates. Investors in the Class A Certificates should note, however, that although Realized Losses cannot be allocated to such Certificates, under certain loss scenarios there may not be enough principal and interest on the Mortgage Loans to distribute to the holders of such Certificates all principal and interest amounts to which they are then entitled. Once Realized Losses are allocated to the Class M Certificates, such amounts with respect to such Certificates will no longer accrue interest. However, the amount of any Realized Losses allocated to the Class M Certificates may be distributed to the holders of those certificates from the Net Monthly Excess Cashflow (and from certain amounts received by the Swap Administrator from the Swap Agreement, if any), sequentially, as described in the Pooling and Servicing Agreement.

Net WAC Rate Cap:
Group I Certificates: The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to (x) the weighted average of the Expense Adjusted Net Mortgage Rates of the Group I Mortgage Loans minus (y) the Net Swap Payment or Swap Termination Payment, if any, made to the Swap Provider (only if such Swap Termination Payment is not due to a Swap Provider Trigger Event (as defined in the Swap Agreement)) expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment or Swap Termination Payment made to the Swap Provider by the Trust and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans, multiplied by 12.

Group II Certificates: The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to (x) the weighted average of the Expense Adjusted Net Mortgage Rates of the Group II Mortgage Loans minus (y) the Net Swap Payment or Swap Termination Payment, if any, made to the Swap Provider (only if such Swap Termination Payment is not due to a Swap Provider Trigger Event (as defined in the Swap Agreement)) expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment or Swap Termination Payment made to the Swap Provider by the Trust and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans, multiplied by 12.

Class M Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current certificate principal balance of the related Class A Certificates), of (i) the Net WAC Rate Cap for the Group I Certificates and (ii) the Net WAC Rate Cap for the Group II Certificates.

Pass-Through Rate:	For any Distribution Date, the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate Cap for such Distribution Date.

Formula Rate:	For any Distribution Date and any class of Adjustable-Rate Certificates, the lesser of (i) LIBOR plus the applicable certificate margin and (ii) the related Maximum Cap Rate.

Maximum Cap Rate:
The Maximum Cap Rate for any Distribution Date and any Adjustable-Rate Certificates is calculated in the same manner as the related Net WAC Rate Cap, but based on the Expense Adjusted Net Maximum Mortgage Rates of the applicable Mortgage Loans rather than the Expense Adjusted Net Mortgage Rates of the applicable Mortgage Loans, plus, an amount, expressed as a per annum rate, equal to a fraction, the numerator of which is equal to the Net Swap Payment made by the Swap Provider and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans.

Coupon Step-up:
After the Optional Termination Date, if the majority holders of the Class CE Certificates, the Master Servicer (or NIMs Insurer, if any) fails to exercise its right to terminate the Trust, the certificate margins with respect to the Adjustable-Rate Certificates on any then outstanding Certificates will increase according to the following:

	Certificates	After Optional Termination
	Class A Certificates	2x Applicable Margin
	Class M Certificates	1.5x Applicable Margin

Net WAC Rate Carryover Amount:
For any Distribution Date, (i) the excess of (a) the amount of interest such class would have accrued for such Distribution Date had the applicable Pass-Through Rate not been subject to the Net WAC Rate Cap, over (b) the amount of interest such class of Certificates accrued for such Distribution Date based on the Net WAC Rate Cap, together with the unpaid portion of any such amounts from the prior Distribution Date and (ii) accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net WAC Rate Cap. The Net WAC Rate Carryover Amount will be distributed from certain amounts received by the Swap Administrator from the Swap Agreement, if any, and from the Net Monthly Excess Cashflow on a subordinated basis on the same Distribution Date or in any subsequent period. The ratings on each class of Certificates do not address the likelihood of the payment of any Net WAC Rate Carryover Amount.

Swap Agreement:
On the Closing Date, the Trustee will enter into a Swap Agreement with an initial notional amount of $1,323,801,081.19 (the “Swap Agreement”). Under the Swap Agreement, the Trust will be obligated to pay an amount equal to 5.34% per annum on the notional amount as set forth in the Swap Agreement to the Swap Provider, and the Trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement from the Swap Provider, until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”). See the attached schedule.

Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the Swap Administrator pursuant to the Pooling and Servicing Agreement and a swap administration agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, solely from collections on the Mortgage Loans and generally, prior to distributions to Certificateholders.

In the event that the Trust receives a Swap Termination Payment, and a successor Swap Provider cannot be obtained, then such Swap Termination Payment will be deposited into a reserve account and the Swap Administrator, on each subsequent Distribution Date, will withdraw the amount of any Net Swap Payment due to the Trust (calculated in accordance with the terms of the original Swap Agreement) and administer such Net Swap Payment in accordance with the terms of the Pooling and Servicing Agreement and the swap administration agreement.

Interest Carry Forward Amount:
For each class of Class A and Class M Certificates, on any Distribution Date, the sum of (i) the excess of (a) the accrued certificate interest for such class with respect to the prior Distribution Date (excluding any Net WAC Rate Carryover Amount with respect to such class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (b) the amount actually distributed to such class with respect to interest on such prior Distribution Date and (ii) interest on such excess at the Pass-Through Rate for such class.

Available Funds:
For any Distribution Date, the sum, net of amounts reimbursable to the Master Servicer or the Trustee, of: (i) the aggregate amount of scheduled monthly payments on the Mortgage Loans due during the related Due Period and received on or prior to the related Determination Date; (ii) unscheduled payments in respect of the Mortgage Loans (including prepayments, insurance proceeds, liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for the Mortgage Loans occurring during the related Prepayment Period or proceeds from the repurchase of the Mortgage Loans due to the Optional Termination of the Trust); (iii) all Master Servicer Advances with respect to the Mortgage Loans received for such Distribution Date and (iv) all compensating interest paid by the Master Servicer in respect of prepayment interest shortfalls on the Mortgage Loans for the related period.

Class A Principal Distribution Amount:
With respect to the Class A Certificates, prior to the Stepdown Date, or if a Trigger Event is in effect, the Class A Certificates will receive the principal collected on the Mortgage Loans plus any Net Monthly Excess Cashflow required to maintain the Overcollateralization Target Amount until the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero. On or after the Stepdown Date, if no Trigger Event is in effect, principal paid on the Class A Certificates will be an amount such that each of the Class A Certificates will maintain 2x the Initial Credit Enhancement Percentage as set forth in the Credit Enhancement Percentage table included herein.

Principal distributions on the Group II Certificates will be allocated sequentially, to the Class A-2A, the Class A-2B, Class A-2C, and the Class A-2D Certificates, in that order, until their respective certificate principal balances have been reduced to zero. Notwithstanding the foregoing, if the aggregate Certificate Principal Balance of the Group II Certificates exceeds the aggregate principal balance of the Group II Mortgage Loans, principal distributions will be allocated concurrently, on a pro rata basis.

Notwithstanding the foregoing, if the aggregate Certificate Principal Balance of the Group I or Group II Certificates is reduced to zero, then the amount of principal distributions from the related loan group on subsequent Distribution Dates will be distributed to the group(s) of Class A Certificates remaining outstanding, to the extent necessary to provide all required principal distributions to such Certificates.

Class M Principal Distribution Amount:
The Class M Certificates will not receive any principal payments prior to the Stepdown Date. On or after the Stepdown Date (if no Trigger Event is in effect), principal will be paid on the Class M Certificates in the following order: to the Class M-1 Certificates until it reaches 2x the Class M-1 Initial Credit Enhancement Percentage, then to the Class M-2 Certificates until it reaches 2x the Class M-2 Initial Credit Enhancement Percentage, then to the Class M-3 Certificates until it reaches 2x the Class M-3 Initial Credit Enhancement Percentage, then to the Class M-4 Certificates until it reaches 2x the Class M-4 Initial Credit Enhancement Percentage, then to the Class M-5 Certificates until it reaches 2x the Class M-5 Initial Credit Enhancement Percentage, then to the Class M-6 Certificates until it reaches 2x the Class M-6 Initial Credit Enhancement Percentage, then to the Class M-7 Certificates until it reaches 2x the Class M-7 Initial Credit Enhancement Percentage, then to the Class M-8 Certificates until it reaches 2x the Class M-8 Initial Credit Enhancement Percentage, then to the Class M-9 Certificates until it reaches 2x the Class M-9 Initial Credit Enhancement Percentage and then to the Class M-10 Certificates until it reaches 2x the Class M-10 Initial Credit Enhancement Percentage in each case, as set forth in the Credit Enhancement Percentage table included herein.

If a Trigger Event is in effect, principal payments will be paid sequentially first to the Class A Certificates and then to the Class M Certificates in their order of seniority until the Certificate Principal Balance of each such class is reduced to zero.

Trigger Event:	If either the Delinquency Trigger Event or Cumulative Loss Test is violated.

Delinquency Trigger Event:
 The percentage obtained by dividing (x) the aggregate Stated Principal Balance of (i) Mortgage Loans Delinquent 60 days or more, (ii) REO Properties and (iii) Mortgage Loans in foreclosure and in bankruptcy by (y) the aggregate Stated Principal Balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, exceeds a percentage (as specified in the Pooling and Servicing Agreement) of the Credit Enhancement Percentage for the most senior class of Certificates then outstanding. In the case of the Class A Certificates, the percentage will be 40.75%.

Cumulative Loss Test:
The aggregate amount of Realized Losses incurred with respect to the Mortgage Loans since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of subsequent recoveries received with respect to the Mortgage Loans from the Cut-off Date through the last day of the related Due Period) divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the approximate applicable percentages set forth below with respect to such Distribution Date:

	Distribution Date Occurring In	Percentage
	May 2008 through April 2009	1.35% for the first month plus an additional 1/12th of 1.65% for each month thereafter
	May 2009 through April 2010	3.00% for the first month plus an additional 1/12th of 1.70% for each month thereafter
	May 2010 through April 2011	4.70% for the first month plus an additional 1/12th of 1.35% for each month thereafter
	May 2011 through April 2012	6.05% for the first month plus an additional 1/12th of 0.45% for each month thereafter
	May 2012 and thereafter	6.50%

Payment Priority:
On each Distribution Date, distributions will be made as follows:

First, to pay any Net Swap Payment or the Swap Termination Payment (not caused by a Swap Provider Trigger Event (as defined in the Swap Agreement)) owed to the Swap Provider and other fees and expenses of the Trust.

From Available Funds, to pay interest on the Class A Certificates pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay interest excluding any accrued unpaid interest from prior Distribution Dates to the Class M Certificates, sequentially.

From Available Funds, to pay principal on the Class A and the Class M Certificates, in accordance with the principal payment provisions described above.

From Net Monthly Excess Cashflow, if any, to the Certificates then entitled to receive distributions in respect of principal an additional payment of principal in order to reduce the Certificate Principal Balance of such Certificates to the extent necessary to maintain the required Overcollateralization Target Amount.

From Net Monthly Excess Cashflow, if any, to pay Interest Carry Forward Amounts to the Class M Certificates, sequentially.

From Net Monthly Excess Cashflow, if any, to pay any Realized Losses allocated to the Class M Certificates, sequentially.

From Net Monthly Excess Cashflow, if any, to pay the Net WAC Rate Carryover Amount on the Class A and Class M Certificates in the same order of priority as described above.

From Net Monthly Excess Cashflow, if any, to pay the Swap Termination Payment (caused by a Swap Provider Trigger Event) owed to the Swap Provider.

From Net Monthly Excess Cashflow, if any, to pay any remaining amount to the Class CE and Class R Certificates in accordance with the Pooling and Servicing Agreement.

From the Swap Account, to pay any unpaid interest on the Class A Certificates, pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay any unpaid interest including any accrued unpaid interest from prior Distribution Dates to the Class M Certificates, sequentially.

From the Swap Account, to pay the Net WAC Rate Carryover Amount on the Adjustable-Rate Certificates remaining unpaid in the same order of priority as described above.

From the Swap Account, to pay any principal on the Adjustable-Rate Certificates then entitled to distributions of principal, in accordance with the principal payment provisions described above in an amount necessary to maintain the applicable Overcollateralization Target Amount.

From the Swap Account, to pay any Realized Losses remaining on the Class M Certificates, sequentially.

Part III: Swap Schedule

Distribution Date	Notional Schedule ($)	Distribution Date	Notional Schedule ($)
5/25/06	1,323,801,081.19	4/25/09	251,189,169.38
6/25/06	1,315,141,242.50	5/25/09	243,398,208.70
7/25/06	1,306,128,416.85	6/25/09	243,398,208.70
8/25/06	1,289,507,650.83	7/25/09	243,398,208.70
9/25/06	1,272,742,146.96	8/25/09	237,325,476.34
10/25/06	1,255,791,107.35	9/25/09	230,644,642.95
11/25/06	1,231,068,311.08	10/25/09	224,134,573.16
12/25/06	1,206,498,840.94	11/25/09	217,758,893.08
1/25/07	1,181,896,315.80	12/25/09	211,560,626.24
2/25/07	1,142,636,278.15	1/25/10	205,574,924.77
3/25/07	1,104,297,982.63	2/25/10	199,760,380.10
4/25/07	1,066,791,931.86	3/25/10	194,112,047.97
5/25/07	1,018,473,327.71	4/25/10	188,625,136.81
6/25/07	972,326,013.40	5/25/10	183,295,460.87
7/25/07	928,312,033.49	6/25/10	178,117,998.22
8/25/07	886,316,843.71	7/25/10 and	0.00
9/25/07	846,253,652.58	thereafter
10/25/07	807,724,428.33
11/25/07	752,421,348.70
12/25/07	700,901,853.35
1/25/08	652,872,213.98
2/25/08	596,255,429.77
3/25/08	544,772,693.94
4/25/08	382,173,991.70
5/25/08	373,389,839.47
6/25/08	364,605,687.23
7/25/08	355,821,534.99
8/25/08	347,037,382.76
9/25/08	338,253,230.52
10/25/08	329,469,078.29
11/25/08	284,239,700.16
12/25/08	277,629,594.01
1/25/09	271,019,487.85
2/25/09	264,409,381.70
3/25/09	257,799,275.54

PART IV: COLLATERAL STATISTICS

DESCRIPTION OF THE TOTAL COLLATERAL

Collateral Summary
Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

	Summary Statistics	Range (if applicable)

Number of Mortgage Loans	6,770

Aggregate Current Principal Balance	$1,421,187,988
Average Current Principal Balance	$209,924	$19,988 to $999,322

Aggregate Original Principal Balance	$1,421,775,940
Average Original Principal Balance	$210,011	$20,000 to $1,000,000

Fully Amortizing Mortgage Loans	100.00%

1st Lien	98.73%

Weighted Avg. Gross Coupon	8.411%	6.000% to 13.050%

Weighted Avg. Original Term (months)	359	180 to 360
Weighted Avg. Remaining Term (months)	359	175 to 360

Weighted Avg. Margin (ARM Loans Only)	5.998%	4.000% to 7.125%

Weighted Avg. Maximum Rate (ARM Loans Only)	14.418%	12.000% to 18.400%

Weighted Avg. Minimum Rate (ARM Loans Only)	8.418%	6.000% to 12.400%

Weighted Avg. Original LTV (1)	81.77%	14.90% to 100.00%

Weighted Avg. Borrower FICO	616	500 to 813

Geographic Distribution (Top 5)	CA (28.68%)
	FL (12.74%)
	IL (8.94%)
	AZ (7.11%)
	NY (5.55%)
(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

DESCRIPTION OF THE TOTAL COLLATERAL

Collateral Type
COLLATERAL TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
2/6 MONTH LIBOR	2,809	565,072,460.62	39.76	359	39.82	8.719	602	81.58
2/6 MONTH LIBOR -2 YR IO	2	609,210.00	0.04	352	49.71	6.357	637	90.00
2/6 MONTH LIBOR - 5 YR IO	482	153,147,475.84	10.78	359	40.04	7.763	663	82.05
2/6 MONTH LIBOR - 40YR	668	193,037,663.60	13.58	359	41.84	8.189	623	82.26
3/6 MONTH LIBOR	1,123	225,215,013.25	15.85	359	40.19	8.506	610	81.89
3/6 MONTH LIBOR - 40 YR	243	62,801,270.33	4.42	359	41.75	8.125	623	83.06
3/6 MONTH LIBOR - 5 YR IO	97	29,425,540.84	2.07	358	41.91	7.554	651	82.37
FIXED RATE	1,222	158,184,974.79	11.13	355	39.98	8.500	607	80.98
FIXED RATE - 40 YR	86	21,641,534.67	1.52	359	41.42	7.798	612	80.74
FIXED RATE - 5YR IO	38	12,052,844.13	0.85	356	41.16	7.622	648	80.30
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
[1] Original LTV if first lien, combined LTV if second lien.

Principal Balances at Origination*
RANGE OF PRINCIPAL BALANCES AT ORIGINATION ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF ORIGINATION ($)	% OF PRINCIPAL BALANCE AS OF ORIGINATION	REMAINING TERM TO MATURITY (months)*	DEBT-TO-INCOME (%)*	GROSS COUPON (%)*	FICO*	OLTV[1] (%)
0.01 - 25,000.00	19	427,013.00	0.03	357	37.78	11.924	629	99.77
25,000.01 - 50,000.00	110	4,037,565.00	0.28	356	41.52	11.817	636	100.00
50,000.01 - 100,000.00	1,258	99,900,154.00	7.02	355	37.88	9.192	601	83.87
100,000.01 - 150,000.00	1,399	175,114,595.00	12.32	357	39.27	8.777	601	80.84
150,000.01 - 200,000.00	1,210	210,970,541.00	14.84	359	39.81	8.515	607	81.02
200,000.01 - 250,000.00	835	186,917,835.00	13.15	359	40.10	8.380	615	81.04
250,000.01 - 300,000.00	565	154,563,895.00	10.87	359	40.47	8.309	612	81.16
300,000.01 - 350,000.00	390	126,180,852.00	8.88	359	42.07	8.156	619	81.03
350,000.01 - 400,000.00	310	115,981,081.00	8.16	359	40.70	8.202	631	82.79
400,000.01 - 450,000.00	217	92,443,574.00	6.50	359	41.51	8.228	630	82.48
450,000.01 - 500,000.00	179	85,201,238.00	5.99	359	41.60	8.303	636	83.12
500,000.01 - 550,000.00	94	49,454,050.00	3.48	359	41.59	7.957	626	83.83
550,000.01 - 600,000.00	69	39,757,202.00	2.80	359	42.67	8.066	627	85.16
600,000.01 - 650,000.00	43	27,107,013.00	1.91	359	40.54	8.110	628	82.56
650,000.01 - 700,000.00	31	20,966,920.00	1.47	359	38.85	8.001	611	79.65
700,000.01 - 750,000.00	16	11,521,570.00	0.81	359	38.50	7.706	632	80.76
750,000.01 >=	25	21,230,842.00	1.49	359	41.19	7.749	613	74.83
Total:	6,770	1,421,775,940.00	100.00	359	40.36	8.411	616	81.77

1 Original LTV if first lien, combined LTV if second lien.

*Based on the original balances of the Mortgage Loans.

DESCRIPTION OF THE TOTAL COLLATERAL

Principal Balance as of the Cut-Off Date
RANGE OF PRINCIPAL BALANCES AS OF THE CUT-OFF DATE ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
0.01 - 25,000.00	19	426,544.53	0.03	357	37.78	11.924	629	99.77
25,000.01 - 50,000.00	110	4,032,679.61	0.28	356	41.52	11.817	636	100.00
50,000.01 - 100,000.00	1,258	99,834,546.63	7.02	355	37.88	9.192	601	83.87
100,000.01 - 150,000.00	1,399	175,030,983.65	12.32	357	39.27	8.777	601	80.84
150,000.01 - 200,000.00	1,210	210,878,818.51	14.84	359	39.81	8.515	607	81.02
200,000.01 - 250,000.00	835	186,845,697.51	13.15	359	40.10	8.380	615	81.04
250,000.01 - 300,000.00	566	154,805,256.42	10.89	359	40.47	8.307	612	81.16
300,000.01 - 350,000.00	390	126,182,720.03	8.88	359	42.09	8.157	619	81.04
350,000.01 - 400,000.00	309	115,590,432.22	8.13	359	40.69	8.203	631	82.77
400,000.01 - 450,000.00	217	92,415,463.90	6.50	359	41.51	8.228	630	82.48
450,000.01 - 500,000.00	179	85,172,378.37	5.99	359	41.60	8.303	636	83.12
500,000.01 - 550,000.00	94	49,434,923.83	3.48	359	41.59	7.957	626	83.83
550,000.01 - 600,000.00	69	39,745,424.95	2.80	359	42.67	8.066	627	85.16
600,000.01 - 650,000.00	44	27,743,246.52	1.95	359	40.67	8.125	626	82.62
650,000.01 - 700,000.00	30	20,310,109.75	1.43	359	38.63	7.977	614	79.48
700,000.01 - 750,000.00	16	11,517,416.83	0.81	359	38.50	7.706	632	80.76
750,000.01 >=	25	21,221,344.81	1.49	359	41.19	7.749	613	74.83
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

Remaining Term to Maturity
RANGE OF MONTHS REMAINING	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
121 to 180	29	2,610,205.90	0.18	179	36.41	8.173	609	69.93
181 to 240	25	3,407,601.28	0.24	239	42.27	8.002	616	75.56
301 to 360	6,716	1,415,170,180.89	99.58	359	40.37	8.412	616	81.81
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE TOTAL COLLATERAL

Mortgage Rates
RANGE OF CURRENT MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
6.000 - 6.499	45	13,575,656.62	0.96	358	39.20	6.287	642	76.82
6.500 - 6.999	420	113,608,116.76	7.99	358	40.58	6.818	630	77.10
7.000 - 7.499	690	180,311,239.05	12.69	358	40.65	7.254	629	78.30
7.500 - 7.999	1,202	288,634,245.98	20.31	358	40.96	7.761	628	78.91
8.000 - 8.499	991	213,939,481.52	15.05	359	40.58	8.249	616	81.17
8.500 - 8.999	1,115	228,897,317.00	16.11	359	40.22	8.731	608	83.06
9.000 - 9.499	708	134,792,149.61	9.48	359	40.09	9.223	600	85.39
9.500 - 9.999	655	119,258,653.63	8.39	359	39.53	9.712	597	86.57
10.000 - 10.499	348	58,140,434.53	4.09	359	39.46	10.210	601	87.27
10.500 - 10.999	221	33,562,822.10	2.36	358	38.36	10.721	604	88.66
11.000 - 11.499	112	14,263,574.94	1.00	358	39.60	11.194	599	89.33
11.500 - 11.999	108	10,141,085.73	0.71	357	40.22	11.747	592	85.79
12.000 - 12.499	100	8,202,204.07	0.58	356	41.66	12.174	591	89.86
12.500 - 12.999	53	3,447,687.72	0.24	354	42.89	12.664	620	99.31
13.000 - 13.499	2	413,318.81	0.03	357	45.23	13.003	531	67.00
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

Original Loan-to-Value Ratios(1)
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[2] (%)
0.01 to 25.00	8	787,048.74	0.06	315	39.05	8.443	586	20.56
25.01 to 30.00	4	371,965.01	0.03	331	30.82	7.812	589	28.21
30.01 to 35.00	12	1,409,271.51	0.10	359	37.17	7.957	566	32.90
35.01 to 40.00	17	2,640,282.65	0.19	352	36.98	7.714	591	37.66
40.01 to 45.00	38	5,618,013.60	0.40	352	40.17	7.953	577	42.48
45.01 to 50.00	47	6,816,497.34	0.48	354	39.68	8.235	587	48.21
50.01 to 55.00	67	12,026,374.11	0.85	356	38.64	8.021	582	53.11
55.01 to 60.00	113	22,058,611.99	1.55	356	38.18	8.122	576	58.12
60.01 to 65.00	223	44,083,325.10	3.10	359	39.96	8.193	582	63.51
65.01 to 70.00	322	66,822,859.73	4.70	358	39.74	8.359	575	68.64
70.01 to 75.00	469	101,871,033.22	7.17	358	40.57	8.143	582	73.99
75.01 to 80.00	2,309	556,730,306.45	39.17	359	41.04	7.954	636	79.82
80.01 to 85.00	605	133,427,345.45	9.39	358	39.62	8.322	601	84.30
85.01 to 90.00	1,476	285,240,650.85	20.07	359	39.42	8.867	607	89.77
90.01 to 95.00	702	151,692,255.41	10.67	359	41.05	9.145	627	94.76
95.01 to 100.00	358	29,592,146.91	2.08	356	41.04	11.202	650	99.94
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77

(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

2 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE TOTAL COLLATERAL

FICO Score at Origination
RANGE OF FICO SCORES	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
500 to 519	381	64,638,196.13	4.55	359	41.68	9.166	509	76.34
520 to 539	475	86,228,895.91	6.07	359	41.22	9.011	530	78.71
540 to 559	634	119,800,433.23	8.43	359	40.19	8.701	551	79.91
560 to 579	557	108,455,755.45	7.63	358	39.47	8.563	569	79.87
580 to 599	754	151,830,352.74	10.68	358	40.31	8.296	589	80.92
600 to 619	1,012	212,440,999.12	14.95	358	40.31	8.332	609	83.11
620 to 639	1,023	233,147,554.30	16.41	359	41.42	8.279	629	82.60
640 to 659	709	154,294,466.98	10.86	358	40.12	8.312	649	83.23
660 to 679	411	98,330,124.93	6.92	359	39.89	8.135	669	83.10
680 to 699	328	78,644,873.19	5.53	359	39.65	8.107	688	83.13
700 to 719	188	45,575,413.22	3.21	358	39.86	8.110	710	83.99
720 to 739	125	30,263,747.18	2.13	359	39.59	8.181	728	84.25
740 to 759	90	17,452,161.18	1.23	359	38.03	8.590	749	84.54
760 to 779	46	11,129,572.92	0.78	359	36.85	8.362	771	83.12
780 to 799	28	7,656,666.19	0.54	359	40.46	8.077	788	80.25
800 or greater	9	1,298,775.40	0.09	359	38.27	8.512	806	83.37
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77

1 Original LTV if first lien, combined LTV if second lien.

Debt-to-Income Ratio
RANGE OF DEBT-TO-INCOME RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
0.01 - 20.00	328	67,659,040.81	4.76	359	14.53	8.428	621	81.84
20.01 - 25.00	294	53,275,194.31	3.75	359	23.13	8.477	614	81.01
25.01 - 30.00	482	87,085,009.09	6.13	357	28.22	8.439	616	79.91
30.01 - 35.00	757	136,774,906.25	9.62	359	33.15	8.538	616	81.30
35.01 - 40.00	1,092	224,195,745.22	15.78	358	38.11	8.417	618	81.91
40.01 - 45.00	1,492	318,699,659.68	22.42	359	43.12	8.447	617	81.94
45.01 - 50.00	2,140	495,171,578.44	34.84	359	48.12	8.354	617	83.17
50.01 - 55.00	185	38,326,854.27	2.70	357	53.29	8.177	570	68.24
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE TOTAL COLLATERAL

Geographic Distribution
STATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Alabama	19	2,078,801.67	0.15	350	36.30	8.657	584	85.56
Alaska	11	2,140,884.37	0.15	359	40.68	7.983	588	82.15
Arizona	561	100,997,336.67	7.11	359	39.04	8.597	616	80.91
Arkansas	16	2,373,192.33	0.17	354	37.52	9.392	618	85.61
California	1,181	407,601,831.59	28.68	359	41.67	8.119	628	80.69
Colorado	74	14,138,863.60	0.99	359	40.47	8.010	605	83.43
Connecticut	60	12,633,207.17	0.89	359	42.07	8.521	594	76.69
Delaware	15	2,219,223.69	0.16	359	38.99	8.704	577	79.08
Florida	889	181,036,962.26	12.74	359	39.93	8.377	620	79.77
Georgia	13	1,687,965.71	0.12	358	41.78	8.668	549	83.44
Hawaii	32	11,163,551.34	0.79	359	37.87	7.678	660	84.81
Idaho	22	3,241,614.28	0.23	359	39.15	8.666	617	81.58
Illinois	640	126,999,149.98	8.94	358	41.40	8.537	622	82.90
Indiana	99	10,176,350.19	0.72	357	37.86	9.203	606	88.61
Iowa	36	3,312,385.03	0.23	359	40.42	9.023	607	85.09
Kansas	19	2,101,577.19	0.15	359	39.72	9.254	580	86.65
Kentucky	29	3,061,886.56	0.22	352	41.72	8.927	570	86.75
Louisiana	71	8,410,757.11	0.59	358	39.23	8.976	600	86.13
Maine	9	1,283,234.29	0.09	358	34.90	8.095	617	74.92
Maryland	250	59,894,008.50	4.21	358	40.74	8.109	597	79.80
Massachusetts	107	27,323,533.97	1.92	359	39.15	8.321	608	81.86
Michigan	298	34,375,801.60	2.42	359	38.94	9.084	584	86.38
Minnesota	74	14,591,983.48	1.03	359	39.94	8.924	596	84.08
Mississippi	21	2,454,061.48	0.17	359	40.20	9.022	609	87.54
Missouri	180	21,549,881.95	1.52	359	38.32	9.425	600	87.03
Montana	3	283,535.02	0.02	359	39.99	8.028	588	80.23
Nebraska	33	3,734,911.50	0.26	355	38.71	9.115	595	88.19
Nevada	135	31,600,352.67	2.22	359	38.45	8.435	615	81.55
New Hampshire	3	561,615.22	0.04	359	46.57	8.444	565	83.43
New Jersey	195	49,250,836.98	3.47	359	40.06	8.340	607	81.40
New Mexico	58	9,317,918.68	0.66	359	39.63	8.998	603	85.38
New York	234	78,851,885.68	5.55	359	42.01	8.127	623	79.80
North Carolina	49	6,865,144.15	0.48	359	39.16	9.051	585	85.74
Ohio	271	28,927,273.67	2.04	357	37.55	8.690	592	86.69
Oklahoma	56	5,586,449.68	0.39	357	35.58	8.944	586	86.73
Oregon	38	7,904,602.17	0.56	359	38.69	8.610	607	81.77
Pennsylvania	117	16,354,541.58	1.15	358	37.71	8.532	587	80.85
Rhode Island	20	4,295,082.00	0.30	359	40.65	8.563	624	84.72
South Carolina	34	4,569,022.62	0.32	356	37.99	8.883	573	84.01
Tennessee	50	6,147,763.66	0.43	352	39.22	9.024	588	89.98
Texas	394	50,104,989.29	3.53	357	38.21	8.890	606	83.68
Utah	124	21,979,944.74	1.55	359	37.27	8.480	628	83.35
Washington	118	23,656,438.81	1.66	359	41.77	8.524	610	84.60
Wisconsin	103	13,296,194.11	0.94	359	40.87	9.286	583	86.79
Wyoming	9	1,051,439.83	0.07	345	41.35	7.747	639	83.41
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE TOTAL COLLATERAL

Occupancy Status
OCCUPANCY STATUS*	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Primary	5,946	1,281,156,432.58	90.15	359	41.07	8.334	612	81.43
Investor	736	119,818,724.64	8.43	359	33.08	9.238	644	85.29
Second Home	88	20,212,830.85	1.42	358	38.89	8.370	655	82.16
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

*Based on mortgagor representation at origination.

Documentation Type
INCOME DOCUMENTATION	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Full Documentation	3,919	758,106,225.76	53.34	358	40.22	8.130	597	80.76
Stated Documentation	2,372	551,641,932.26	38.82	359	41.19	8.805	642	82.82
Limited Documentation	479	111,439,830.05	7.84	359	37.24	8.374	610	83.41
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

Loan Purpose
PURPOSE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Purchase	2,993	638,775,317.73	44.95	359	40.31	8.476	643	84.32
Refinance-Debt Consolidation No Cash Out**	299	49,210,542.80	3.46	358	39.51	8.451	603	82.07
Refinance-Debt Consolidation Cash Out***	3,478	733,202,127.54	51.59	358	40.47	8.352	593	79.52
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

** Cash proceeds to the borrower inclusive of debt consolidation payments do not exceed 2% or $2,000 of the original principal balance of the related loan. Excludes home equity loans originated in Texas with any cash proceeds.

*** Cash proceeds to the borrower inclusive of debt consolidation payments exceed 2% or $2,000 of the original principal balance of the related loan. Also includes all home equity loans originated in Texas with any cash proceeds.

DESCRIPTION OF THE TOTAL COLLATERAL

Credit Grade
RISK CATEGORY	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
I	5,112	1,071,920,282.99	75.42	358	40.32	8.295	629	82.82
II	1,055	228,084,952.98	16.05	359	40.39	8.554	581	81.43
III	284	60,418,134.33	4.25	359	40.68	8.902	564	76.75
IV	234	45,730,965.34	3.22	359	40.64	9.006	560	71.04
V	85	15,033,652.43	1.06	358	40.76	10.772	551	64.88
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

Property Type
PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Single Family	4,953	1,010,527,398.06	71.10	358	40.37	8.390	612	81.68
Single Family Attached	12	1,814,472.75	0.13	359	37.90	8.371	640	79.95
Two-to-Four Family	416	103,900,366.15	7.31	359	40.77	8.603	634	81.84
Condo	557	108,784,118.98	7.65	359	39.84	8.470	636	82.61
PUD	798	188,633,793.31	13.27	359	40.42	8.384	615	81.70
PUD Attached	34	7,527,838.82	0.53	359	41.25	8.423	626	82.23
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

Prepayment Charge Term
PREPAYMENT CHARGE TERM AT ORIGINATION (MONTHS)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
No Prepayment Penalty	2,702	556,273,329.17	39.14	358	40.28	8.701	619	82.75
12 Months	278	81,914,548.85	5.76	359	40.55	8.329	627	80.56
24 Months	2,866	619,255,662.83	43.57	359	40.57	8.261	612	81.50
36 Months	924	163,744,447.22	11.52	357	39.77	8.034	611	80.06
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

Conforming Balances
CONFORMING BALANCE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Conforming	6,178	1,133,570,937.71	79.76	358	40.19	8.466	613	81.53
Non-Conforming	592	287,617,050.36	20.24	359	41.04	8.196	625	82.70
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE TOTAL COLLATERAL

Maximum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MAXIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
12.000 - 12.499	44	13,077,624.82	1.06	358	38.94	6.294	642	76.74
12.500 - 12.999	298	87,944,969.31	7.15	359	40.78	6.813	634	77.89
13.000 - 13.499	531	147,634,588.99	12.01	359	40.84	7.259	631	78.93
13.500 - 13.999	973	249,238,104.21	20.27	359	41.02	7.763	632	79.09
14.000 - 14.499	808	186,680,027.50	15.19	359	40.65	8.251	617	81.14
14.500 - 14.999	964	207,850,025.79	16.91	359	40.25	8.731	609	83.16
15.000 - 15.499	619	122,679,186.06	9.98	359	40.08	9.222	601	85.47
15.500 - 15.999	577	110,275,557.02	8.97	359	39.51	9.711	597	86.58
16.000 - 16.499	297	52,535,813.96	4.27	359	39.60	10.209	601	87.31
16.500 - 16.999	188	30,749,645.07	2.50	359	38.27	10.721	601	88.50
17.000 - 17.499	65	11,347,073.38	0.92	359	39.08	11.186	589	86.88
17.500 - 17.999	44	6,035,976.22	0.49	359	39.17	11.744	557	76.33
18.000 - 18.499	16	3,260,042.15	0.27	359	41.32	12.162	535	75.27
Total:	5,424	1,229,308,634.48	100.00	359	40.39	8.418	617	81.90
• [1]Original LTV if first lien, combined LTV if second lien
Minimum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MINIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
6.000 - 6.499	44	13,077,624.82	1.06	358	38.94	6.294	642	76.74
6.500 - 6.999	298	87,944,969.31	7.15	359	40.78	6.813	634	77.89
7.000 - 7.499	531	147,634,588.99	12.01	359	40.84	7.259	631	78.93
7.500 - 7.999	973	249,238,104.21	20.27	359	41.02	7.763	632	79.09
8.000 - 8.499	808	186,680,027.50	15.19	359	40.65	8.251	617	81.14
8.500 - 8.999	964	207,850,025.79	16.91	359	40.25	8.731	609	83.16
9.000 - 9.499	619	122,679,186.06	9.98	359	40.08	9.222	601	85.47
9.500 - 9.999	577	110,275,557.02	8.97	359	39.51	9.711	597	86.58
10.000 - 10.499	297	52,535,813.96	4.27	359	39.60	10.209	601	87.31
10.500 - 10.999	188	30,749,645.07	2.50	359	38.27	10.721	601	88.50
11.000 - 11.499	65	11,347,073.38	0.92	359	39.08	11.186	589	86.88
11.500 - 11.999	44	6,035,976.22	0.49	359	39.17	11.744	557	76.33
12.000 - 12.499	16	3,260,042.15	0.27	359	41.32	12.162	535	75.27
Total:	5,424	1,229,308,634.48	100.00	359	40.39	8.418	617	81.90
•  1Original LTV if first lien, combined LTV if second lien
•
Gross Margins of the Adjustable-Rate Loans
RANGE OF GROSS MARGINS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
4.000 - 4.499	3	1,128,556.11	0.09	354	40.84	8.038	602	85.27
4.500 - 4.999	1	297,000.00	0.02	360	12.00	10.990	672	90.00
6.000 - 6.499	5,416	1,227,336,656.30	99.84	359	40.39	8.418	617	81.90
6.500 - 6.999	1	162,400.00	0.01	360	45.00	6.990	584	80.00
7.000 - 7.499	3	384,022.07	0.03	360	44.18	8.908	543	75.16
Total:	5,424	1,229,308,634.48	100.00	359	40.39	8.418	617	81.90
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE TOTAL COLLATERAL

Next Rate Adjustment Date of the Adjustable-Rate Loans
NEXT RATE ADJUSTMENT DATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
August 1, 2007	1	521,910.00	0.04	352	50.00	6.300	632	90.00
September 1, 2007	27	4,978,185.38	0.40	353	41.06	7.640	582	87.95
October 1, 2007	6	702,256.14	0.06	354	29.09	8.589	624	92.32
November 1, 2007	4	955,950.57	0.08	355	33.56	7.875	657	82.84
December 1, 2007	16	2,882,007.68	0.23	356	35.81	8.684	605	87.01
January 1, 2008	72	15,695,752.61	1.28	357	39.11	8.426	619	85.14
February 1, 2008	131	29,805,790.92	2.42	358	41.12	8.757	612	82.67
March 1, 2008	2,429	573,082,584.76	46.62	359	40.62	8.454	615	81.71
April 1, 2008	1,275	283,242,372.00	23.04	360	39.67	8.410	620	81.53
August 1, 2008	1	126,370.29	0.01	352	47.00	9.350	524	90.00
September 1, 2008	10	1,722,404.91	0.14	353	43.57	8.285	544	82.23
October 1, 2008	5	1,419,007.90	0.12	354	41.39	7.524	596	84.32
November 1, 2008	9	1,908,488.75	0.16	355	42.99	8.059	588	82.72
December 1, 2008	8	2,377,308.38	0.19	356	38.85	8.145	585	86.46
January 1, 2009	26	4,127,513.22	0.34	357	37.14	8.641	604	84.37
February 1, 2009	44	8,768,478.76	0.71	358	41.12	8.868	607	86.26
March 1, 2009	860	189,898,670.21	15.45	358	40.82	8.317	617	81.84
April 1, 2009	500	107,093,582.00	8.71	360	40.41	8.352	619	82.19
Total:	5,424	1,229,308,634.48	100.00	359	40.39	8.418	617	81.90
1 Original LTV if first lien, combined LTV if second lien.

Initial Periodic Rate Cap of the Adjustable-Rate Loans
INITIAL PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
2.000	5,424	1,229,308,634.48	100.00	359	40.39	8.418	617	81.90
Total:	5,424	1,229,308,634.48	100.00	359	40.39	8.418	617	81.90
1 Original LTV if first lien, combined LTV if second lien.

Periodic Rate Cap of the Adjustable-Rate Loans
PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
1.000	5,424	1,229,308,634.48	100.00	359	40.39	8.418	617	81.90
Total:	5,424	1,229,308,634.48	100.00	359	40.39	8.418	617	81.90
1 Original LTV if first lien, combined LTV if second lien.

Historical Delinquency of the Mortgage Loans Since Origination
STATUS	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
1 x 30	60	7,625,401.29	0.54	355	39.23	9.164	593	89.64
Never Delinquent	6,710	1,413,562,586.78	99.46	359	40.37	8.407	616	81.73
Total:	6,770	1,421,187,988.07	100.00	359	40.36	8.411	616	81.77

DESCRIPTION OF THE GROUP I COLLATERAL

Collateral Summary
Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

	Summary Statistics	Range (if applicable)

Number of Mortgage Loans	4,021

Aggregate Current Principal Balance	$709,717,780
Average Current Principal Balance	$176,503	$59,819 to $799,462

Aggregate Original Principal Balance	$710,031,740
Average Original Principal Balance	$176,581	$60,000 to $800,000

Fully Amortizing Mortgage Loans	100.00%

1st Lien	100.00%

Weighted Avg. Gross Coupon	8.514%	6.050% to 13.000%

Weighted Avg. Original Term (months)	359	180 to 360
Weighted Avg. Remaining Term (months)	358	175 to 360

Weighted Avg. Margin (ARM Loans Only)	5.999%	4.000% to 7.125%

Weighted Avg. Maximum Rate (ARM Loans Only)	14.626%	12.050% to 18.400%

Weighted Avg. Minimum Rate (ARM Loans Only)	8.626%	6.050% to 12.400%

Weighted Avg. Original LTV (1)	80.58%	14.90% to 100.00%

Weighted Avg. Borrower FICO	598	500 to 813

Geographic Distribution (Top 5)	CA 15.14%)
	IL (12.74%)
	FL (11.28%)
	AZ (7.44%)
	MD (5.57%)
(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

DESCRIPTION OF THE GROUP I COLLATERAL

Collateral Type
COLLATERAL TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
2/6 MONTH LIBOR	1,796	303,469,674.68	42.76	359	39.59	8.906	588	80.76
2/6 MONTH LIBOR -2 YR IO	1	87,300.00	0.01	354	48.00	6.700	664	90.00
2/6 MONTH LIBOR - 5 YR IO	104	25,695,689.84	3.62	359	38.45	7.652	645	82.74
2/6 MONTH LIBOR - 40YR	259	57,903,712.51	8.16	359	42.06	8.192	606	81.21
3/6 MONTH LIBOR	862	154,273,683.14	21.74	359	39.71	8.563	600	81.00
3/6 MONTH LIBOR - 40 YR	133	29,495,446.03	4.16	359	40.77	8.211	606	83.57
3/6 MONTH LIBOR - 5 YR IO	43	10,554,642.84	1.49	356	41.62	7.439	644	83.87
FIXED RATE	732	106,170,171.78	14.96	354	40.04	8.074	598	77.57
FIXED RATE - 40 YR	65	15,160,165.21	2.14	359	41.72	7.833	606	80.34
FIXED RATE - 5YR IO	26	6,907,294.13	0.97	356	40.38	7.351	643	78.78
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
[1] Original LTV if first lien, combined LTV if second lien.

Principal Balances at Origination*
RANGE OF PRINCIPAL BALANCES AT ORIGINATION ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF ORIGINATION ($)	% OF PRINCIPAL BALANCE AS OF ORIGINATION	REMAINING TERM TO MATURITY (months)*	DEBT-TO-INCOME (%)*	GROSS COUPON (%)*	FICO*	OLTV[1] (%)
50,000.01 - 100,000.00	873	70,550,585.00	9.94	355	37.75	8.982	596	82.00
100,000.01 - 150,000.00	1,044	130,647,399.00	18.40	357	39.77	8.704	594	79.81
150,000.01 - 200,000.00	821	142,753,069.00	20.10	359	40.00	8.499	595	79.90
200,000.01 - 250,000.00	498	111,634,178.00	15.72	359	40.27	8.468	598	79.84
250,000.01 - 300,000.00	335	91,576,712.00	12.90	358	40.16	8.378	591	79.98
300,000.01 - 350,000.00	210	67,817,570.00	9.55	359	41.40	8.235	598	80.27
350,000.01 - 400,000.00	169	63,295,599.00	8.91	359	39.84	8.310	611	82.97
400,000.01 - 450,000.00	49	20,423,228.00	2.88	359	42.25	8.486	628	84.14
450,000.01 - 500,000.00	11	5,297,500.00	0.75	359	36.49	8.357	663	81.97
500,000.01 - 550,000.00	9	4,682,900.00	0.66	358	41.21	7.835	634	84.81
550,000.01 - 600,000.00	1	553,000.00	0.08	359	45.00	6.725	629	89.92
750,000.01 >=	1	800,000.00	0.11	359	48.00	7.990	675	80.00
Total:	4,021	710,031,740.00	100.00	358	39.98	8.514	598	80.58

1 Original LTV if first lien, combined LTV if second lien.

*Based on the original balances of the Mortgage Loans.

DESCRIPTION OF THE GROUP I COLLATERAL

Principal Balance as of the Cut-Off Date
RANGE OF PRINCIPAL BALANCES AS OF THE CUT-OFF DATE ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
50,000.01 - 100,000.00	873	70,512,078.22	9.94	355	37.75	8.982	596	82.00
100,000.01 - 150,000.00	1,044	130,586,111.61	18.40	357	39.77	8.704	594	79.81
150,000.01 - 200,000.00	821	142,686,210.92	20.10	359	40.00	8.499	595	79.90
200,000.01 - 250,000.00	498	111,587,964.83	15.72	359	40.27	8.468	598	79.84
250,000.01 - 300,000.00	336	91,838,075.40	12.94	358	40.16	8.376	591	80.00
300,000.01 - 350,000.00	210	67,843,247.35	9.56	359	41.43	8.237	597	80.30
350,000.01 - 400,000.00	168	62,920,327.50	8.87	359	39.81	8.311	611	82.93
400,000.01 - 450,000.00	49	20,418,068.37	2.88	359	42.25	8.486	628	84.14
450,000.01 - 500,000.00	11	5,294,881.18	0.75	359	36.49	8.357	663	81.97
500,000.01 - 550,000.00	9	4,678,352.66	0.66	358	41.21	7.835	634	84.81
550,000.01 - 600,000.00	1	553,000.00	0.08	359	45.00	6.725	629	89.92
750,000.01 >=	1	799,462.12	0.11	359	48.00	7.990	675	80.00
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

Remaining Term to Maturity
RANGE OF MONTHS REMAINING	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
121 to 180	22	2,116,180.00	0.30	179	36.74	8.024	608	67.31
181 to 240	21	3,030,223.41	0.43	239	42.22	7.766	616	73.77
301 to 360	3,978	704,571,376.75	99.27	359	39.98	8.519	598	80.65
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP I COLLATERAL

Mortgage Rates
RANGE OF CURRENT MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
6.000 - 6.499	29	6,977,260.45	0.98	359	41.35	6.317	632	72.35
6.500 - 6.999	250	51,516,795.48	7.26	357	39.85	6.814	616	74.84
7.000 - 7.499	368	76,596,798.00	10.79	357	41.17	7.243	614	76.14
7.500 - 7.999	681	131,167,575.76	18.48	358	40.73	7.759	607	77.02
8.000 - 8.499	568	97,999,630.26	13.81	358	40.16	8.256	596	80.13
8.500 - 8.999	700	120,040,285.19	16.91	359	39.29	8.729	590	82.64
9.000 - 9.499	480	77,588,651.31	10.93	359	40.01	9.219	587	84.32
9.500 - 9.999	462	75,830,817.58	10.68	359	39.47	9.713	591	85.83
10.000 - 10.499	247	37,708,171.32	5.31	359	38.86	10.209	597	86.54
10.500 - 10.999	135	18,721,205.31	2.64	358	37.60	10.716	592	84.64
11.000 - 11.499	46	7,134,345.22	1.01	359	39.06	11.169	583	84.02
11.500 - 11.999	37	4,824,044.94	0.68	359	39.10	11.785	549	73.40
12.000 - 12.499	17	3,222,469.79	0.45	359	41.03	12.158	534	75.01
13.000 - 13.499	1	389,729.55	0.05	357	45.00	13.000	527	65.00
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

Original Loan-to-Value Ratios(1)
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[2] (%)
0.01 to 25.00	8	787,048.74	0.11	315	39.05	8.443	586	20.56
25.01 to 30.00	4	371,965.01	0.05	331	30.82	7.812	589	28.21
30.01 to 35.00	10	1,259,314.29	0.18	359	38.76	8.016	562	32.84
35.01 to 40.00	14	1,670,942.07	0.24	349	35.78	7.736	597	37.45
40.01 to 45.00	37	5,478,118.55	0.77	352	40.15	7.966	576	42.50
45.01 to 50.00	41	6,184,439.67	0.87	354	39.62	8.256	587	48.22
50.01 to 55.00	61	9,683,482.31	1.36	355	37.43	8.092	580	53.29
55.01 to 60.00	102	18,523,339.98	2.61	357	38.71	8.141	574	58.05
60.01 to 65.00	187	35,735,203.34	5.04	359	40.10	8.209	581	63.43
65.01 to 70.00	267	49,852,533.51	7.02	358	40.91	8.413	573	68.75
70.01 to 75.00	393	76,912,326.82	10.84	358	39.97	8.184	577	74.04
75.01 to 80.00	875	152,895,346.03	21.54	359	40.53	8.082	603	79.54
80.01 to 85.00	460	85,363,508.62	12.03	357	39.49	8.426	596	84.36
85.01 to 90.00	1,113	188,411,914.07	26.55	359	39.17	8.939	608	89.75
90.01 to 95.00	422	73,218,508.35	10.32	358	41.62	9.146	624	94.76
95.01 to 100.00	27	3,369,788.80	0.47	360	40.09	10.474	644	99.70
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58

(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

2 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP I COLLATERAL

FICO Score at Origination
RANGE OF FICO SCORES	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
500 to 519	310	51,920,564.47	7.32	359	42.23	9.161	509	75.38
520 to 539	394	65,863,382.39	9.28	358	41.64	8.993	529	77.66
540 to 559	518	89,532,478.49	12.62	359	40.72	8.682	550	78.76
560 to 579	429	73,585,169.83	10.37	358	40.39	8.533	569	78.57
580 to 599	459	79,338,047.44	11.18	358	40.15	8.312	589	79.51
600 to 619	561	100,822,929.49	14.21	358	39.96	8.300	608	81.77
620 to 639	478	91,031,544.52	12.83	358	40.00	8.259	629	82.07
640 to 659	346	60,748,655.37	8.56	358	38.14	8.425	649	84.12
660 to 679	183	32,828,901.56	4.63	359	37.71	8.291	669	84.43
680 to 699	155	29,225,441.08	4.12	359	37.59	8.269	688	83.61
700 to 719	81	15,283,523.31	2.15	357	38.64	8.348	710	85.99
720 to 739	48	9,115,945.59	1.28	357	39.28	8.545	728	86.42
740 to 759	30	5,031,266.60	0.71	359	35.32	8.943	748	86.04
760 to 779	18	3,773,389.72	0.53	359	33.49	8.445	772	82.39
780 to 799	8	1,249,088.42	0.18	359	34.96	8.445	793	80.34
800 or greater	3	367,451.88	0.05	359	36.57	7.978	809	83.25
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

Debt-to-Income Ratio
RANGE OF DEBT-TO-INCOME RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
0.01 - 20.00	212	36,127,344.58	5.09	359	14.18	8.712	622	81.04
20.01 - 25.00	182	28,779,975.58	4.06	359	23.19	8.481	607	78.69
25.01 - 30.00	309	49,053,203.49	6.91	356	28.26	8.564	602	77.85
30.01 - 35.00	464	76,798,624.64	10.82	359	33.09	8.650	602	80.01
35.01 - 40.00	634	111,898,142.68	15.77	358	38.04	8.456	603	81.28
40.01 - 45.00	837	148,915,351.24	20.98	359	43.06	8.553	598	80.77
45.01 - 50.00	1,227	228,800,620.86	32.24	358	48.20	8.478	595	82.80
50.01 - 55.00	156	29,344,517.09	4.13	357	53.38	8.177	563	66.91
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP I COLLATERAL

Geographic Distribution
STATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Alabama	15	1,656,142.51	0.23	348	34.61	8.548	581	84.26
Alaska	6	1,128,919.44	0.16	359	40.32	8.010	583	84.27
Arizona	312	52,795,544.13	7.44	359	38.81	8.656	602	79.20
Arkansas	14	2,085,382.97	0.29	353	36.44	9.155	626	85.00
California	384	107,419,382.75	15.14	359	41.40	8.153	601	77.04
Colorado	56	10,378,746.51	1.46	359	40.18	8.106	602	83.15
Connecticut	44	9,274,510.96	1.31	360	40.82	8.436	580	74.96
Delaware	12	1,855,334.65	0.26	359	38.87	8.866	578	80.59
Florida	432	80,083,323.98	11.28	359	39.54	8.541	595	76.47
Georgia	12	1,665,448.43	0.23	358	41.91	8.623	548	83.22
Hawaii	17	5,980,593.55	0.84	359	37.30	7.530	656	84.03
Idaho	17	2,421,701.14	0.34	359	39.12	8.833	625	82.16
Illinois	491	90,418,369.74	12.74	358	41.27	8.493	615	82.54
Indiana	79	7,497,777.50	1.06	356	39.80	9.093	609	88.37
Iowa	27	2,643,404.41	0.37	359	39.26	9.044	613	84.36
Kansas	14	1,667,989.42	0.24	359	40.04	9.124	582	85.61
Kentucky	19	2,195,018.55	0.31	350	42.74	8.850	575	87.23
Louisiana	32	4,492,208.94	0.63	357	40.85	8.849	590	85.76
Maine	7	932,247.63	0.13	358	31.96	7.560	616	70.81
Maryland	186	39,508,148.47	5.57	357	39.68	8.148	585	77.74
Massachusetts	65	15,933,079.06	2.24	359	39.52	8.320	600	80.90
Michigan	230	26,792,147.82	3.78	358	39.07	9.104	583	86.52
Minnesota	62	11,186,038.15	1.58	359	40.88	9.101	585	83.85
Mississippi	10	1,002,467.84	0.14	360	39.40	9.350	612	90.38
Missouri	144	16,021,530.87	2.26	359	38.52	9.404	596	86.48
Montana	3	283,535.02	0.04	359	39.99	8.028	588	80.23
Nebraska	26	2,822,059.87	0.40	354	38.99	9.082	586	89.16
Nevada	68	14,658,808.95	2.07	359	38.66	8.474	602	79.96
New Hampshire	2	529,658.11	0.07	359	46.66	8.269	562	82.43
New Jersey	148	34,063,930.86	4.80	358	39.70	8.249	596	79.01
New Mexico	36	5,622,774.19	0.79	359	39.44	8.975	591	84.54
New York	114	30,329,143.64	4.27	358	40.44	8.133	598	75.61
North Carolina	45	6,337,803.85	0.89	359	39.29	8.960	583	85.12
Ohio	194	21,075,213.26	2.97	358	37.94	8.664	592	86.92
Oklahoma	38	3,519,024.36	0.50	356	38.51	9.129	580	86.75
Oregon	23	4,909,361.01	0.69	359	40.46	8.845	580	83.40
Pennsylvania	86	12,686,668.27	1.79	357	37.74	8.434	581	80.07
Rhode Island	14	3,336,968.22	0.47	359	39.69	8.363	616	84.64
South Carolina	26	3,259,619.29	0.46	356	38.01	8.895	572	83.48
Tennessee	33	4,162,643.64	0.59	351	40.02	8.844	590	88.16
Texas	249	27,325,052.72	3.85	355	38.33	8.821	599	82.37
Utah	59	9,666,864.59	1.36	359	39.79	8.565	615	83.66
Washington	76	15,844,753.47	2.23	359	43.10	8.600	603	84.08
Wisconsin	89	11,638,736.49	1.64	359	40.60	9.227	580	86.30
Wyoming	5	609,700.93	0.09	360	39.50	7.606	667	83.73
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP I COLLATERAL

Occupancy Status
OCCUPANCY STATUS*	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Primary	3,285	588,788,299.88	82.96	358	41.18	8.384	589	79.74
Investor	655	104,507,524.27	14.73	359	33.19	9.260	644	85.15
Second Home	81	16,421,956.01	2.31	358	40.15	8.435	648	81.54
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

*Based on mortgagor representation at origination.

Documentation Type
INCOME DOCUMENTATION	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Full Documentation	2,623	441,353,331.66	62.19	358	40.39	8.275	583	79.56
Stated Documentation	1,173	227,041,184.84	31.99	359	39.45	8.950	631	82.12
Limited Documentation	225	41,323,263.66	5.82	359	38.43	8.677	587	83.03
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

Loan Purpose
PURPOSE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Purchase	835	117,721,096.87	16.59	359	38.67	9.088	639	87.86
Refinance-Debt Consolidation No Cash Out**	268	40,304,676.77	5.68	358	40.70	8.441	599	82.68
Refinance-Debt Consolidation Cash Out***	2,918	551,692,006.52	77.73	358	40.20	8.397	590	78.87
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

** Cash proceeds to the borrower inclusive of debt consolidation payments do not exceed 2% or $2,000 of the original principal balance of the related loan. Excludes home equity loans originated in Texas with any cash proceeds.

*** Cash proceeds to the borrower inclusive of debt consolidation payments exceed 2% or $2,000 of the original principal balance of the related loan. Also includes all home equity loans originated in Texas with any cash proceeds.

DESCRIPTION OF THE GROUP I COLLATERAL

Credit Grade
RISK CATEGORY	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
I	2,667	459,371,277.57	64.73	358	39.85	8.338	615	82.28
II	845	157,486,021.69	22.19	359	39.98	8.601	576	80.29
III	235	44,649,723.52	6.29	359	40.50	8.887	561	76.60
IV	197	35,217,368.82	4.96	359	40.83	9.095	549	70.60
V	77	12,993,388.56	1.83	358	40.19	10.857	550	64.59
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

Property Type
PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Single Family	3,069	520,186,357.20	73.29	358	40.12	8.491	594	80.47
Single Family Attached	7	1,114,490.79	0.16	360	36.26	7.993	624	77.48
Two-to-Four Family	265	59,228,727.73	8.35	359	38.66	8.615	622	80.23
Condo	264	45,223,091.54	6.37	359	39.84	8.676	622	82.55
PUD	400	80,795,910.94	11.38	359	40.19	8.510	598	80.49
PUD Attached	16	3,169,201.96	0.45	359	39.42	8.498	595	80.78
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

Prepayment Charge Term
PREPAYMENT CHARGE TERM AT ORIGINATION (MONTHS)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
No Prepayment Penalty	1,668	306,855,576.36	43.24	358	39.71	8.612	604	81.40
12 Months	123	25,460,760.70	3.59	358	39.16	8.496	608	78.42
24 Months	1,577	271,913,619.65	38.31	359	40.46	8.579	590	80.41
36 Months	653	105,487,823.45	14.86	357	39.70	8.070	604	79.14
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

Conforming Balances
CONFORMING BALANCE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Conforming	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP I COLLATERAL

Maximum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MAXIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
12.000 - 12.499	29	6,977,260.45	1.20	359	41.35	6.317	632	72.35
12.500 - 12.999	150	32,678,905.78	5.62	358	40.43	6.803	616	75.65
13.000 - 13.499	239	51,244,978.32	8.81	359	40.93	7.246	613	76.79
13.500 - 13.999	493	99,829,331.75	17.17	358	40.63	7.764	608	77.10
14.000 - 14.499	435	80,506,645.99	13.85	359	40.31	8.257	595	80.00
14.500 - 14.999	587	104,488,849.79	17.97	359	39.18	8.730	590	82.83
15.000 - 15.499	415	69,359,063.14	11.93	359	40.08	9.219	588	84.47
15.500 - 15.999	407	69,216,758.03	11.90	359	39.36	9.711	591	85.90
16.000 - 16.499	224	34,991,912.61	6.02	359	38.99	10.206	600	86.93
16.500 - 16.999	124	17,456,532.99	3.00	359	37.68	10.717	593	85.06
17.000 - 17.499	44	6,941,973.10	1.19	359	38.91	11.169	584	83.97
17.500 - 17.999	36	4,741,644.94	0.82	359	39.05	11.787	548	72.94
18.000 - 18.499	15	3,046,292.15	0.52	359	41.06	12.163	530	73.89
Total:	3,198	581,480,149.04	100.00	359	39.91	8.626	598	81.15
• [1]Original LTV if first lien, combined LTV if second lien

Minimum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MINIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
6.000 - 6.499	29	6,977,260.45	1.20	359	41.35	6.317	632	72.35
6.500 - 6.999	150	32,678,905.78	5.62	358	40.43	6.803	616	75.65
7.000 - 7.499	239	51,244,978.32	8.81	359	40.93	7.246	613	76.79
7.500 - 7.999	493	99,829,331.75	17.17	358	40.63	7.764	608	77.10
8.000 - 8.499	435	80,506,645.99	13.85	359	40.31	8.257	595	80.00
8.500 - 8.999	587	104,488,849.79	17.97	359	39.18	8.730	590	82.83
9.000 - 9.499	415	69,359,063.14	11.93	359	40.08	9.219	588	84.47
9.500 - 9.999	407	69,216,758.03	11.90	359	39.36	9.711	591	85.90
10.000 - 10.499	224	34,991,912.61	6.02	359	38.99	10.206	600	86.93
10.500 - 10.999	124	17,456,532.99	3.00	359	37.68	10.717	593	85.06
11.000 - 11.499	44	6,941,973.10	1.19	359	38.91	11.169	584	83.97
11.500 - 11.999	36	4,741,644.94	0.82	359	39.05	11.787	548	72.94
12.000 - 12.499	15	3,046,292.15	0.52	359	41.06	12.163	530	73.89
Total:	3,198	581,480,149.04	100.00	359	39.91	8.626	598	81.15
 •  1Original LTV if first lien, combined LTV if second lien

Gross Margins of the Adjustable-Rate Loans
RANGE OF GROSS MARGINS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
4.000 - 4.499	2	431,682.06	0.07	356	40.58	7.535	638	93.77
4.500 - 4.999	1	297,000.00	0.05	360	12.00	10.990	672	90.00
6.000 - 6.499	3,191	580,205,044.91	99.78	359	39.92	8.626	598	81.15
6.500 - 6.999	1	162,400.00	0.03	360	45.00	6.990	584	80.00
7.000 - 7.499	3	384,022.07	0.07	360	44.18	8.908	543	75.16
Total:	3,198	581,480,149.04	100.00	359	39.91	8.626	598	81.15
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP I COLLATERAL

Next Rate Adjustment Date of the Adjustable-Rate Loans
NEXT RATE ADJUSTMENT DATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
September 1, 2007	15	2,151,776.67	0.37	353	40.97	8.320	588	89.99
October 1, 2007	5	548,995.29	0.09	354	26.88	8.265	627	91.58
November 1, 2007	2	215,950.57	0.04	355	19.65	9.503	612	92.59
December 1, 2007	13	1,833,191.38	0.32	356	35.32	9.175	584	85.00
January 1, 2008	48	8,635,884.06	1.49	357	39.37	8.764	600	85.77
February 1, 2008	77	12,483,380.82	2.15	358	41.78	9.105	585	80.55
March 1, 2008	1,254	232,449,224.24	39.98	359	40.43	8.750	591	80.81
April 1, 2008	746	128,837,974.00	22.16	360	38.90	8.614	602	80.68
September 1, 2008	8	964,797.81	0.17	353	45.45	8.227	518	83.36
October 1, 2008	5	1,419,007.90	0.24	354	41.39	7.524	596	84.32
November 1, 2008	8	1,660,488.75	0.29	355	43.14	8.307	561	83.12
December 1, 2008	5	798,820.78	0.14	356	39.49	8.506	623	85.29
January 1, 2009	22	3,351,543.81	0.58	357	36.40	8.605	599	83.18
February 1, 2009	29	5,387,212.27	0.93	358	40.07	9.057	587	86.35
March 1, 2009	597	111,800,551.69	19.23	358	39.88	8.377	604	80.88
April 1, 2009	364	68,941,349.00	11.86	360	40.12	8.533	606	82.00
Total:	3,198	581,480,149.04	100.00	359	39.91	8.626	598	81.15
1 Original LTV if first lien, combined LTV if second lien.

Initial Periodic Rate Cap of the Adjustable-Rate Loans
INITIAL PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
2.000	3,198	581,480,149.04	100.00	359	39.91	8.626	598	81.15
Total:	3,198	581,480,149.04	100.00	359	39.91	8.626	598	81.15
1 Original LTV if first lien, combined LTV if second lien.

Periodic Rate Cap of the Adjustable-Rate Loans
PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
1.000	3,198	581,480,149.04	100.00	359	39.91	8.626	598	81.15
Total:	3,198	581,480,149.04	100.00	359	39.91	8.626	598	81.15
1 Original LTV if first lien, combined LTV if second lien.

Historical Delinquency of the Mortgage Loans Since Origination
STATUS	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
1 x 30	26	4,294,871.02	0.61	355	37.80	8.512	571	86.08
Never Delinquent	3,995	705,422,909.14	99.39	358	39.99	8.514	599	80.54
Total:	4,021	709,717,780.16	100.00	358	39.98	8.514	598	80.58

DESCRIPTION OF THE GROUP II COLLATERAL

Collateral Summary
Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

	Summary Statistics	Range (if applicable)

Number of Mortgage Loans	2,749

Aggregate Current Principal Balance	$711,470,208
Average Current Principal Balance	$258,811	$19,988 to $999,322

Aggregate Original Principal Balance	$711,744,200
Average Original Principal Balance	$258,910	$20,000 to $1,000,000

Fully Amortizing Mortgage Loans	100.00%

1st Lien	97.46%

Weighted Avg. Gross Coupon	8.308%	6.000% to 13.050%

Weighted Avg. Original Term (months)	360	180 to 360
Weighted Avg. Remaining Term (months)	359	176 to 360

Weighted Avg. Margin (ARM Loans Only)	5.998%	4.000% to 6.000%

Weighted Avg. Maximum Rate (ARM Loans Only)	14.231%	12.000% to 18.150%

Weighted Avg. Minimum Rate (ARM Loans Only)	8.231%	6.000% to 12.150%

Weighted Avg. Original LTV (1)	82.96%	32.43% to 100.00%

Weighted Avg. Borrower FICO	633	500 to 811

Geographic Distribution (Top 5)	CA (42.19%)
	FL (14.19%)
	NY (6.82%)
	AZ (6.77%)
	IL (5.14%)
(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

DESCRIPTION OF THE GROUP II COLLATERAL

Collateral Type
COLLATERAL TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
2/6 MONTH LIBOR	1,013	261,602,785.94	36.77	359	40.09	8.501	618	82.54
2/6 MONTH LIBOR -2 YR IO	1	521,910.00	0.07	352	50.00	6.300	632	90.00
2/6 MONTH LIBOR - 5 YR IO	378	127,451,786.00	17.91	359	40.36	7.786	666	81.91
2/6 MONTH LIBOR - 40YR	409	135,133,951.09	18.99	359	41.74	8.188	630	82.72
3/6 MONTH LIBOR	261	70,941,330.11	9.97	359	41.26	8.383	631	83.84
3/6 MONTH LIBOR - 40 YR	110	33,305,824.30	4.68	359	42.62	8.049	639	82.62
3/6 MONTH LIBOR - 5 YR IO	54	18,870,898.00	2.65	359	42.08	7.618	655	81.53
FIXED RATE	490	52,014,803.01	7.31	356	39.86	9.369	623	87.93
FIXED RATE - 40 YR	21	6,481,369.46	0.91	359	40.71	7.716	627	81.69
FIXED RATE - 5YR IO	12	5,145,550.00	0.72	357	42.21	7.985	654	82.33
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
[1] Original LTV if first lien, combined LTV if second lien.

Principal Balances at Origination*
RANGE OF PRINCIPAL BALANCES AT ORIGINATION ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF ORIGINATION ($)	% OF PRINCIPAL BALANCE AS OF ORIGINATION	REMAINING TERM TO MATURITY (months)*	DEBT-TO-INCOME (%)*	GROSS COUPON (%)*	FICO*	OLTV[1] (%)
0.01 - 25,000.00	19	427,013.00	0.06	357	37.78	11.924	629	99.77
25,000.01 - 50,000.00	110	4,037,565.00	0.57	356	41.52	11.817	636	100.00
50,000.01 - 100,000.00	385	29,349,569.00	4.12	354	38.19	9.696	613	88.38
100,000.01 - 150,000.00	355	44,467,196.00	6.25	358	37.79	8.992	619	83.89
150,000.01 - 200,000.00	389	68,217,472.00	9.58	359	39.39	8.549	633	83.36
200,000.01 - 250,000.00	337	75,283,657.00	10.58	359	39.84	8.249	639	82.81
250,000.01 - 300,000.00	230	62,987,183.00	8.85	359	40.92	8.207	644	82.86
300,000.01 - 350,000.00	180	58,363,282.00	8.20	359	42.85	8.065	644	81.92
350,000.01 - 400,000.00	141	52,685,482.00	7.40	359	41.74	8.074	654	82.58
400,000.01 - 450,000.00	168	72,020,346.00	10.12	359	41.30	8.155	630	82.01
450,000.01 - 500,000.00	168	79,903,738.00	11.23	359	41.94	8.299	634	83.19
500,000.01 - 550,000.00	85	44,771,150.00	6.29	359	41.63	7.969	625	83.73
550,000.01 - 600,000.00	68	39,204,202.00	5.51	359	42.63	8.085	627	85.09
600,000.01 - 650,000.00	43	27,107,013.00	3.81	359	40.54	8.110	628	82.56
650,000.01 - 700,000.00	31	20,966,920.00	2.95	359	38.85	8.001	611	79.65
700,000.01 - 750,000.00	16	11,521,570.00	1.62	359	38.50	7.706	632	80.76
750,000.01 >=	24	20,430,842.00	2.87	359	40.93	7.739	611	74.63
Total:	2,749	711,744,200.00	100.00	359	40.75	8.308	633	82.96

1 Original LTV if first lien, combined LTV if second lien.

*Based on the original balances of the Mortgage Loans.

DESCRIPTION OF THE GROUP II COLLATERAL

Principal Balance as of the Cut-Off Date
RANGE OF PRINCIPAL BALANCES AS OF THE CUT-OFF DATE ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
0.01 - 25,000.00	19	426,544.53	0.06	357	37.78	11.924	629	99.77
25,000.01 - 50,000.00	110	4,032,679.61	0.57	356	41.52	11.817	636	100.00
50,000.01 - 100,000.00	385	29,322,468.41	4.12	354	38.19	9.696	613	88.38
100,000.01 - 150,000.00	355	44,444,872.04	6.25	358	37.79	8.992	619	83.89
150,000.01 - 200,000.00	389	68,192,607.59	9.58	359	39.39	8.549	633	83.36
200,000.01 - 250,000.00	337	75,257,732.68	10.58	359	39.84	8.249	639	82.81
250,000.01 - 300,000.00	230	62,967,181.02	8.85	359	40.92	8.207	644	82.86
300,000.01 - 350,000.00	180	58,339,472.68	8.20	359	42.85	8.065	644	81.92
350,000.01 - 400,000.00	141	52,670,104.72	7.40	359	41.74	8.074	654	82.58
400,000.01 - 450,000.00	168	71,997,395.53	10.12	359	41.30	8.155	630	82.01
450,000.01 - 500,000.00	168	79,877,497.19	11.23	359	41.94	8.299	634	83.19
500,000.01 - 550,000.00	85	44,756,571.17	6.29	359	41.63	7.969	625	83.73
550,000.01 - 600,000.00	68	39,192,424.95	5.51	359	42.63	8.085	627	85.09
600,000.01 - 650,000.00	44	27,743,246.52	3.90	359	40.67	8.125	626	82.62
650,000.01 - 700,000.00	30	20,310,109.75	2.85	359	38.63	7.977	614	79.48
700,000.01 - 750,000.00	16	11,517,416.83	1.62	359	38.50	7.706	632	80.76
750,000.01 >=	24	20,421,882.69	2.87	359	40.93	7.739	611	74.63
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

Remaining Term to Maturity
RANGE OF MONTHS REMAINING	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
121 to 180	7	494,025.90	0.07	178	34.96	8.812	611	81.18
181 to 240	4	377,377.87	0.05	238	42.66	9.899	614	89.92
301 to 360	2,738	710,598,804.14	99.88	359	40.75	8.307	633	82.95
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP II COLLATERAL

Mortgage Rates
RANGE OF CURRENT MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
6.000 - 6.499	16	6,598,396.17	0.93	357	36.92	6.255	652	81.55
6.500 - 6.999	170	62,091,321.28	8.73	359	41.18	6.821	642	78.98
7.000 - 7.499	322	103,714,441.05	14.58	359	40.26	7.261	640	79.90
7.500 - 7.999	521	157,466,670.22	22.13	359	41.16	7.764	646	80.48
8.000 - 8.499	423	115,939,851.26	16.30	359	40.94	8.243	633	82.05
8.500 - 8.999	415	108,857,031.81	15.30	359	41.26	8.732	627	83.52
9.000 - 9.499	228	57,203,498.30	8.04	359	40.21	9.228	619	86.83
9.500 - 9.999	193	43,427,836.05	6.10	359	39.63	9.709	606	87.85
10.000 - 10.499	101	20,432,263.21	2.87	359	40.56	10.211	607	88.60
10.500 - 10.999	86	14,841,616.79	2.09	359	39.32	10.728	619	93.73
11.000 - 11.499	66	7,129,229.72	1.00	356	40.14	11.219	614	94.65
11.500 - 11.999	71	5,317,040.79	0.75	355	41.25	11.713	632	97.04
12.000 - 12.499	83	4,979,734.28	0.70	355	42.06	12.184	627	99.47
12.500 - 12.999	53	3,447,687.72	0.48	354	42.89	12.664	620	99.31
13.000 - 13.499	1	23,589.26	0.00	358	49.00	13.050	591	100.00
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

Original Loan-to-Value Ratios(1)
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[2] (%)
30.01 to 35.00	2	149,957.22	0.02	360	23.80	7.460	595	33.35
35.01 to 40.00	3	969,340.58	0.14	359	39.03	7.674	580	38.01
40.01 to 45.00	1	139,895.05	0.02	359	41.00	7.450	588	41.79
45.01 to 50.00	6	632,057.67	0.09	359	40.21	8.035	588	48.14
50.01 to 55.00	6	2,342,891.80	0.33	360	43.65	7.724	592	52.35
55.01 to 60.00	11	3,535,272.01	0.50	355	35.37	8.020	589	58.50
60.01 to 65.00	36	8,348,121.76	1.17	358	39.39	8.125	589	63.85
65.01 to 70.00	55	16,970,326.22	2.39	358	36.27	8.199	583	68.30
70.01 to 75.00	76	24,958,706.40	3.51	359	42.43	8.015	600	73.85
75.01 to 80.00	1,434	403,834,960.42	56.76	359	41.23	7.906	648	79.93
80.01 to 85.00	145	48,063,836.83	6.76	359	39.84	8.138	608	84.20
85.01 to 90.00	363	96,828,736.78	13.61	359	39.92	8.729	603	89.80
90.01 to 95.00	280	78,473,747.06	11.03	359	40.52	9.144	629	94.76
95.01 to 100.00	331	26,222,358.11	3.69	356	41.16	11.295	651	99.97
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96

(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

2 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP II COLLATERAL

FICO Score at Origination
RANGE OF FICO SCORES	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
500 to 519	71	12,717,631.66	1.79	359	39.46	9.185	510	80.23
520 to 539	81	20,365,513.52	2.86	359	39.87	9.068	531	82.08
540 to 559	116	30,267,954.74	4.25	358	38.63	8.758	551	83.31
560 to 579	128	34,870,585.62	4.90	358	37.53	8.626	568	82.61
580 to 599	295	72,492,305.30	10.19	359	40.48	8.279	590	82.46
600 to 619	451	111,618,069.63	15.69	359	40.62	8.362	609	84.32
620 to 639	545	142,116,009.78	19.97	359	42.33	8.292	629	82.95
640 to 659	363	93,545,811.61	13.15	359	41.40	8.239	650	82.65
660 to 679	228	65,501,223.37	9.21	359	40.98	8.057	669	82.43
680 to 699	173	49,419,432.11	6.95	359	40.88	8.012	688	82.85
700 to 719	107	30,291,889.91	4.26	359	40.48	7.991	710	82.98
720 to 739	77	21,147,801.59	2.97	359	39.73	8.024	728	83.31
740 to 759	60	12,420,894.58	1.75	359	39.13	8.448	749	83.93
760 to 779	28	7,356,183.20	1.03	359	38.58	8.319	771	83.49
780 to 799	20	6,407,577.77	0.90	359	41.53	8.006	787	80.23
800 or greater	6	931,323.52	0.13	359	38.94	8.723	804	83.41
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

Debt-to-Income Ratio
RANGE OF DEBT-TO-INCOME RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
0.01 - 20.00	116	31,531,696.23	4.43	359	14.93	8.103	621	82.76
20.01 - 25.00	112	24,495,218.73	3.44	359	23.07	8.471	622	83.73
25.01 - 30.00	173	38,031,805.60	5.35	358	28.16	8.278	633	82.58
30.01 - 35.00	293	59,976,281.61	8.43	359	33.22	8.395	634	82.94
35.01 - 40.00	458	112,297,602.54	15.78	359	38.19	8.378	634	82.54
40.01 - 45.00	655	169,784,308.44	23.86	359	43.17	8.354	633	82.97
45.01 - 50.00	913	266,370,957.58	37.44	359	48.05	8.248	636	83.48
50.01 - 55.00	29	8,982,337.18	1.26	359	52.96	8.176	594	72.57
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP II COLLATERAL

Geographic Distribution
STATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Alabama	4	422,659.16	0.06	359	42.92	9.085	597	90.66
Alaska	5	1,011,964.93	0.14	359	41.09	7.953	594	79.79
Arizona	249	48,201,792.54	6.77	359	39.29	8.532	631	82.78
Arkansas	2	287,809.36	0.04	359	45.34	11.109	558	90.00
California	797	300,182,448.84	42.19	359	41.77	8.108	638	82.00
Colorado	18	3,760,117.09	0.53	359	41.27	7.743	614	84.22
Connecticut	16	3,358,696.21	0.47	359	45.51	8.757	633	81.47
Delaware	3	363,889.04	0.05	359	39.61	7.881	571	71.37
Florida	457	100,953,638.28	14.19	359	40.25	8.247	639	82.39
Georgia	1	22,517.28	0.00	357	32.00	12.000	600	100.00
Hawaii	15	5,182,957.79	0.73	359	38.53	7.850	665	85.73
Idaho	5	819,913.14	0.12	359	39.24	8.172	594	79.88
Illinois	149	36,580,780.24	5.14	359	41.70	8.646	641	83.78
Indiana	20	2,678,572.69	0.38	359	32.45	9.510	597	89.26
Iowa	9	668,980.62	0.09	359	44.98	8.939	584	87.96
Kansas	5	433,587.77	0.06	360	38.49	9.754	571	90.66
Kentucky	10	866,868.01	0.12	359	39.15	9.122	558	85.56
Louisiana	39	3,918,548.17	0.55	359	37.38	9.121	613	86.55
Maine	2	350,986.66	0.05	359	42.72	9.515	620	85.84
Maryland	64	20,385,860.03	2.87	358	42.78	8.033	622	83.79
Massachusetts	42	11,390,454.91	1.60	359	38.63	8.323	618	83.22
Michigan	68	7,583,653.78	1.07	359	38.49	9.013	587	85.88
Minnesota	12	3,405,945.33	0.48	359	36.88	8.344	634	84.82
Mississippi	11	1,451,593.64	0.20	358	40.75	8.796	606	85.58
Missouri	36	5,528,351.08	0.78	359	37.72	9.488	611	88.63
Nebraska	7	912,851.63	0.13	358	37.84	9.218	624	85.18
Nevada	67	16,941,543.72	2.38	359	38.28	8.401	625	82.92
New Hampshire	1	31,957.11	0.00	356	45.00	11.350	604	100.00
New Jersey	47	15,186,906.12	2.13	359	40.88	8.545	633	86.74
New Mexico	22	3,695,144.49	0.52	359	39.91	9.032	621	86.66
New York	120	48,522,742.04	6.82	359	42.99	8.123	639	82.42
North Carolina	4	527,340.30	0.07	359	37.61	10.144	611	93.23
Ohio	77	7,852,060.41	1.10	355	36.48	8.760	592	86.07
Oklahoma	18	2,067,425.32	0.29	359	30.57	8.630	596	86.71
Oregon	15	2,995,241.16	0.42	359	35.79	8.226	650	79.10
Pennsylvania	31	3,667,873.31	0.52	359	37.62	8.870	609	83.56
Rhode Island	6	958,113.78	0.13	359	44.01	9.257	652	84.96
South Carolina	8	1,309,403.33	0.18	359	37.95	8.854	575	85.34
Tennessee	17	1,985,120.02	0.28	352	37.55	9.400	583	93.78
Texas	145	22,779,936.57	3.20	359	38.07	8.973	614	85.26
Utah	65	12,313,080.15	1.73	359	35.28	8.414	637	83.10
Washington	42	7,811,685.34	1.10	359	39.07	8.372	626	85.66
Wisconsin	14	1,657,457.62	0.23	359	42.73	9.702	607	90.23
Wyoming	4	441,738.90	0.06	326	43.91	7.941	601	82.97
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP II COLLATERAL

Occupancy Status
OCCUPANCY STATUS*	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Primary	2,661	692,368,132.70	97.32	359	40.98	8.292	632	82.87
Investor	81	15,311,200.37	2.15	358	32.32	9.093	647	86.19
Second Home	7	3,790,874.84	0.53	359	33.45	8.088	688	84.83
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

*Based on mortgagor representation at origination.

Documentation Type
INCOME DOCUMENTATION	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Full Documentation	1,296	316,752,894.10	44.52	359	39.99	7.928	617	82.44
Stated Documentation	1,199	324,600,747.42	45.62	359	42.40	8.703	650	83.31
Limited Documentation	254	70,116,566.39	9.86	359	36.54	8.195	623	83.63
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

Loan Purpose
PURPOSE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Purchase	2,158	521,054,220.86	73.24	359	40.68	8.337	644	83.52
Refinance-Debt Consolidation No Cash Out**	31	8,905,866.03	1.25	359	34.16	8.497	619	79.32
Refinance-Debt Consolidation Cash Out***	560	181,510,121.02	25.51	359	41.27	8.215	602	81.51
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

** Cash proceeds to the borrower inclusive of debt consolidation payments do not exceed 2% or $2,000 of the original principal balance of the related loan. Excludes home equity loans originated in Texas with any cash proceeds.

*** Cash proceeds to the borrower inclusive of debt consolidation payments exceed 2% or $2,000 of the original principal balance of the related loan. Also includes all home equity loans originated in Texas with any cash proceeds.

DESCRIPTION OF THE GROUP II COLLATERAL

Credit Grade
RISK CATEGORY	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
I	2,445	612,549,005.42	86.10	359	40.68	8.262	640	83.22
II	210	70,598,931.29	9.92	359	41.29	8.449	590	83.98
III	49	15,768,410.81	2.22	359	41.20	8.945	574	77.19
IV	37	10,513,596.52	1.48	359	39.99	8.708	594	72.48
V	8	2,040,263.87	0.29	359	44.43	10.234	557	66.72
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

Property Type
PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Single Family	1,884	490,341,040.86	68.92	359	40.63	8.283	630	82.97
Single Family Attached	5	699,981.96	0.10	359	40.50	8.973	666	83.89
Two-to-Four Family	151	44,671,638.42	6.28	359	43.56	8.587	650	83.97
Condo	293	63,561,027.44	8.93	359	39.84	8.324	645	82.65
PUD	398	107,837,882.37	15.16	359	40.59	8.290	628	82.62
PUD Attached	18	4,358,636.86	0.61	359	42.58	8.369	648	83.29
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

Prepayment Charge Term
PREPAYMENT CHARGE TERM AT ORIGINATION (MONTHS)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
No Prepayment Penalty	1,034	249,417,752.81	35.06	359	40.99	8.812	638	84.41
12 Months	155	56,453,788.15	7.93	359	41.18	8.254	636	81.53
24 Months	1,289	347,342,043.18	48.82	359	40.65	8.012	630	82.35
36 Months	271	58,256,623.77	8.19	358	39.88	7.969	624	81.72
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

Conforming Balances
CONFORMING BALANCE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Conforming	2,157	423,853,157.55	59.57	359	40.55	8.384	638	83.13
Non-Conforming	592	287,617,050.36	40.43	359	41.04	8.196	625	82.70
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP II COLLATERAL

Maximum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MAXIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
12.000 - 12.499	15	6,100,364.37	0.94	358	36.18	6.268	654	81.75
12.500 - 12.999	148	55,266,063.53	8.53	359	40.99	6.818	644	79.21
13.000 - 13.499	292	96,389,610.67	14.88	359	40.80	7.265	640	80.06
13.500 - 13.999	480	149,408,772.46	23.06	359	41.27	7.762	648	80.43
14.000 - 14.499	373	106,173,381.51	16.39	359	40.90	8.247	634	82.00
14.500 - 14.999	377	103,361,176.00	15.96	359	41.33	8.731	628	83.49
15.000 - 15.499	204	53,320,122.92	8.23	359	40.08	9.224	618	86.78
15.500 - 15.999	170	41,058,798.99	6.34	359	39.76	9.709	606	87.73
16.000 - 16.499	73	17,543,901.35	2.71	359	40.82	10.213	603	88.07
16.500 - 16.999	64	13,293,112.08	2.05	359	39.05	10.726	611	93.00
17.000 - 17.499	21	4,405,100.28	0.68	359	39.36	11.213	598	91.48
17.500 - 17.999	8	1,294,331.28	0.20	359	39.62	11.585	589	88.76
18.000 - 18.499	1	213,750.00	0.03	360	45.00	12.150	609	95.00
Total:	2,226	647,828,485.44	100.00	359	40.81	8.231	634	82.57
• [1]Original LTV if first lien, combined LTV if second lien

Minimum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MINIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
6.000 - 6.499	15	6,100,364.37	0.94	358	36.18	6.268	654	81.75
6.500 - 6.999	148	55,266,063.53	8.53	359	40.99	6.818	644	79.21
7.000 - 7.499	292	96,389,610.67	14.88	359	40.80	7.265	640	80.06
7.500 - 7.999	480	149,408,772.46	23.06	359	41.27	7.762	648	80.43
8.000 - 8.499	373	106,173,381.51	16.39	359	40.90	8.247	634	82.00
8.500 - 8.999	377	103,361,176.00	15.96	359	41.33	8.731	628	83.49
9.000 - 9.499	204	53,320,122.92	8.23	359	40.08	9.224	618	86.78
9.500 - 9.999	170	41,058,798.99	6.34	359	39.76	9.709	606	87.73
10.000 - 10.499	73	17,543,901.35	2.71	359	40.82	10.213	603	88.07
10.500 - 10.999	64	13,293,112.08	2.05	359	39.05	10.726	611	93.00
11.000 - 11.499	21	4,405,100.28	0.68	359	39.36	11.213	598	91.48
11.500 - 11.999	8	1,294,331.28	0.20	359	39.62	11.585	589	88.76
12.000 - 12.499	1	213,750.00	0.03	360	45.00	12.150	609	95.00
Total:	2,226	647,828,485.44	100.00	359	40.81	8.231	634	82.57
 •  1Original LTV if first lien, combined LTV if second lien

Gross Margins of the Adjustable-Rate Loans
RANGE OF GROSS MARGINS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
4.000 - 4.499	1	696,874.05	0.11	353	41.00	8.350	580	80.00
6.000 - 6.499	2,225	647,131,611.39	99.89	359	40.81	8.231	634	82.58
Total:	2,226	647,828,485.44	100.00	359	40.81	8.231	634	82.57
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE GROUP II COLLATERAL

Next Rate Adjustment Date of the Adjustable-Rate Loans
NEXT RATE ADJUSTMENT DATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
August 1, 2007	1	521,910.00	0.08	352	50.00	6.300	632	90.00
September 1, 2007	12	2,826,408.71	0.44	353	41.13	7.122	577	86.39
October 1, 2007	1	153,260.85	0.02	354	37.00	9.750	613	94.95
November 1, 2007	2	740,000.00	0.11	355	37.62	7.399	670	80.00
December 1, 2007	3	1,048,816.30	0.16	356	36.68	7.824	641	90.54
January 1, 2008	24	7,059,868.55	1.09	357	38.81	8.011	643	84.37
February 1, 2008	54	17,322,410.10	2.67	358	40.65	8.505	632	84.19
March 1, 2008	1,175	340,633,360.52	52.58	359	40.75	8.253	632	82.33
April 1, 2008	529	154,404,398.00	23.83	360	40.32	8.240	635	82.23
August 1, 2008	1	126,370.29	0.02	352	47.00	9.350	524	90.00
September 1, 2008	2	757,607.10	0.12	353	41.16	8.358	577	80.78
November 1, 2008	1	248,000.00	0.04	355	42.00	6.400	771	80.00
December 1, 2008	3	1,578,487.60	0.24	356	38.53	7.962	566	87.05
January 1, 2009	4	775,969.41	0.12	357	40.34	8.795	625	89.55
February 1, 2009	15	3,381,266.49	0.52	358	42.78	8.567	638	86.13
March 1, 2009	263	78,098,118.52	12.06	359	42.18	8.231	637	83.21
April 1, 2009	136	38,152,233.00	5.89	360	40.95	8.027	640	82.52
Total:	2,226	647,828,485.44	100.00	359	40.81	8.231	634	82.57
1 Original LTV if first lien, combined LTV if second lien.

Initial Periodic Rate Cap of the Adjustable-Rate Loans
INITIAL PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
2.000	2,226	647,828,485.44	100.00	359	40.81	8.231	634	82.57
Total:	2,226	647,828,485.44	100.00	359	40.81	8.231	634	82.57
1 Original LTV if first lien, combined LTV if second lien.

Periodic Rate Cap of the Adjustable-Rate Loans
PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
1.000	2,226	647,828,485.44	100.00	359	40.81	8.231	634	82.57
Total:	2,226	647,828,485.44	100.00	359	40.81	8.231	634	82.57
1 Original LTV if first lien, combined LTV if second lien.

Historical Delinquency of the Mortgage Loans Since Origination
STATUS	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
1 x 30	34	3,330,530.27	0.47	355	41.06	10.005	621	94.23
Never Delinquent	2,715	708,139,677.64	99.53	359	40.75	8.300	633	82.90
Total:	2,749	711,470,207.91	100.00	359	40.75	8.308	633	82.96

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Collateral Summary
Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

	Summary Statistics	Range (if applicable)

Number of Mortgage Loans	619

Aggregate Current Principal Balance	$195,235,071
Average Current Principal Balance	$315,404	$60,000 to $850,000

Aggregate Original Principal Balance	$195,236,066
Average Original Principal Balance	$315,406	$60,000 to $850,000

Fully Amortizing Mortgage Loans	100.00%

1st Lien	100.00%

Weighted Avg. Gross Coupon	7.719%	6.050% to 11.350%

Weighted Avg. Original Term (months)	360	180 to 360
Weighted Avg. Remaining Term (months)	359	179 to 360

Weighted Avg. Margin (ARM Loans Only)	6.000%	6.000% to 6.000%

Weighted Avg. Maximum Rate (ARM Loans Only)	13.725%	12.050% to 17.350%

Weighted Avg. Minimum Rate (ARM Loans Only)	7.725%	6.050% to 11.350%

Weighted Avg. Original LTV (1)	82.01%	32.39% to 95.00%

Weighted Avg. Borrower FICO	660	600 to 813

Geographic Distribution (Top 5)	CA (54.55%)
	FL (12.81%)
	AZ (7.49%)
	IL (4.21%)
	NY(4.16%)
(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Collateral Type
COLLATERAL TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
2/6 MONTH LIBOR -2 YR IO	2	609,210.00	0.31	352	49.71	6.357	637	90.00
2/6 MONTH LIBOR - 5 YR IO	482	153,147,475.84	78.44	359	40.04	7.763	663	82.05
3/6 MONTH LIBOR - 5 YR IO	97	29,425,540.84	15.07	358	41.91	7.554	651	82.37
FIXED RATE - 5YR IO	38	12,052,844.13	6.17	356	41.16	7.622	648	80.30
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
[1] Original LTV if first lien, combined LTV if second lien.

Principal Balances at Origination*
RANGE OF PRINCIPAL BALANCES AT ORIGINATION ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF ORIGINATION ($)	% OF PRINCIPAL BALANCE AS OF ORIGINATION	REMAINING TERM TO MATURITY (months)*	DEBT-TO-INCOME (%)*	GROSS COUPON (%)*	FICO*	OLTV[1] (%)
50,000.01 - 100,000.00	6	507,580.00	0.26	334	39.50	7.317	657	73.06
100,000.01 - 150,000.00	53	6,932,282.00	3.55	357	38.91	7.976	661	79.50
150,000.01 - 200,000.00	105	18,366,097.00	9.41	359	38.48	7.717	660	80.55
200,000.01 - 250,000.00	103	23,206,140.00	11.89	359	37.72	7.894	660	81.81
250,000.01 - 300,000.00	79	21,571,836.00	11.05	358	39.02	7.797	653	81.83
300,000.01 - 350,000.00	45	14,605,163.00	7.48	359	42.47	7.593	653	80.91
350,000.01 - 400,000.00	59	22,174,302.00	11.36	359	39.45	7.549	664	81.67
400,000.01 - 450,000.00	44	18,703,350.00	9.58	359	43.08	7.670	668	82.14
450,000.01 - 500,000.00	48	22,918,863.00	11.74	359	40.92	7.871	677	82.19
500,000.01 - 550,000.00	25	13,073,560.00	6.70	359	40.72	7.599	648	83.19
550,000.01 - 600,000.00	25	14,361,181.00	7.36	359	44.84	7.824	652	86.86
600,000.01 - 650,000.00	9	5,658,120.00	2.90	359	38.56	7.467	669	83.88
650,000.01 - 700,000.00	10	6,793,250.00	3.48	360	38.31	7.509	665	81.55
700,000.01 - 750,000.00	3	2,156,450.00	1.10	360	42.02	7.200	648	84.97
750,000.01 >=	5	4,207,892.00	2.16	359	46.00	7.655	626	76.29
Total:	619	195,236,066.00	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.
*Based on the original balances of the Mortgage Loans.

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Principal Balance as of the Cut-Off Date
RANGE OF PRINCIPAL BALANCES AS OF THE CUT-OFF DATE ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
50,000.01 - 100,000.00	6	507,580.00	0.26	334	39.50	7.317	657	73.06
100,000.01 - 150,000.00	53	6,932,120.84	3.55	357	38.91	7.976	661	79.50
150,000.01 - 200,000.00	105	18,366,097.00	9.41	359	38.48	7.717	660	80.55
200,000.01 - 250,000.00	103	23,205,416.84	11.89	359	37.72	7.894	660	81.81
250,000.01 - 300,000.00	79	21,571,831.00	11.05	358	39.02	7.797	653	81.83
300,000.01 - 350,000.00	45	14,605,163.00	7.48	359	42.47	7.593	653	80.91
350,000.01 - 400,000.00	59	22,174,196.13	11.36	359	39.45	7.549	664	81.67
400,000.01 - 450,000.00	44	18,703,350.00	9.58	359	43.08	7.670	668	82.14
450,000.01 - 500,000.00	48	22,918,863.00	11.74	359	40.92	7.871	677	82.19
500,000.01 - 550,000.00	25	13,073,560.00	6.70	359	40.72	7.599	648	83.19
550,000.01 - 600,000.00	25	14,361,181.00	7.36	359	44.84	7.824	652	86.86
600,000.01 - 650,000.00	9	5,658,120.00	2.90	359	38.56	7.467	669	83.88
650,000.01 - 700,000.00	10	6,793,250.00	3.48	360	38.31	7.509	665	81.55
700,000.01 - 750,000.00	3	2,156,450.00	1.10	360	42.02	7.200	648	84.97
750,000.01 >=	5	4,207,892.00	2.16	359	46.00	7.655	626	76.29
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

Remaining Term to Maturity
RANGE OF MONTHS REMAINING	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
121 to 180	1	71,400.00	0.04	179	37.00	7.500	683	70.00
181 to 240	2	437,350.00	0.22	239	44.58	7.857	639	74.99
301 to 360	616	194,726,320.81	99.74	359	40.41	7.719	660	82.03
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Mortgage Rates
RANGE OF CURRENT MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
6.000 - 6.499	16	5,911,920.00	3.03	359	38.69	6.275	659	81.87
6.500 - 6.999	101	33,103,803.00	16.96	359	40.15	6.811	665	79.55
7.000 - 7.499	141	45,775,684.13	23.45	359	41.24	7.253	656	81.34
7.500 - 7.999	161	50,909,417.84	26.08	358	40.20	7.751	665	81.25
8.000 - 8.499	97	28,444,768.84	14.57	359	40.97	8.248	659	83.66
8.500 - 8.999	57	17,001,957.00	8.71	359	40.76	8.738	658	84.45
9.000 - 9.499	25	8,330,315.00	4.27	359	38.96	9.208	653	86.03
9.500 - 9.999	12	2,928,575.00	1.50	359	38.79	9.772	646	85.33
10.000 - 10.499	6	2,089,055.00	1.07	360	36.81	10.114	640	87.19
10.500 - 10.999	2	416,575.00	0.21	359	30.02	10.825	615	95.00
11.000 - 11.499	1	323,000.00	0.17	359	41.00	11.350	637	95.00
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

Original Loan-to-Value Ratios(1)
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[2] (%)
30.01 to 35.00	1	115,000.00	0.06	359	38.00	6.200	688	32.39
35.01 to 40.00	2	389,500.00	0.20	313	42.31	7.230	650	38.64
45.01 to 50.00	1	100,000.00	0.05	360	26.00	7.600	646	48.78
50.01 to 55.00	1	520,000.00	0.27	360	49.00	7.300	627	53.06
55.01 to 60.00	1	180,000.00	0.09	359	43.00	6.950	607	58.07
60.01 to 65.00	6	1,765,500.00	0.90	360	42.22	6.995	643	62.22
65.01 to 70.00	13	4,258,600.00	2.18	356	43.08	7.081	630	68.12
70.01 to 75.00	28	7,177,518.00	3.68	359	35.45	7.279	644	72.92
75.01 to 80.00	407	123,559,622.00	63.29	359	40.83	7.706	668	79.92
80.01 to 85.00	34	13,613,188.81	6.97	359	39.64	7.314	649	84.24
85.01 to 90.00	66	23,738,566.00	12.16	359	39.10	7.896	651	89.66
90.01 to 95.00	59	19,817,576.00	10.15	358	40.83	8.264	642	94.67
90.01 to 95.00	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01

(1)
The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

[2]	Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

FICO Score at Origination
RANGE OF FICO SCORES	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
600 to 619	68	21,479,656.84	11.00	358	39.53	7.839	609	82.56
620 to 639	180	59,045,047.00	30.24	359	41.39	7.716	629	82.06
640 to 659	114	33,399,234.13	17.11	359	40.71	7.878	650	82.84
660 to 679	93	30,648,845.00	15.70	359	39.96	7.630	669	82.15
680 to 699	60	17,145,948.84	8.78	359	39.79	7.613	689	81.29
700 to 719	47	14,333,653.00	7.34	358	41.32	7.608	710	80.73
720 to 739	25	8,272,937.00	4.24	360	37.44	7.494	729	82.76
740 to 759	13	4,676,879.00	2.40	359	41.84	7.750	749	80.64
760 to 779	11	3,576,760.00	1.83	359	33.85	7.657	771	80.00
780 to 799	6	2,132,000.00	1.09	359	42.28	7.766	790	78.02
800 or greater	2	524,110.00	0.27	360	43.47	8.082	804	82.37
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

Debt-to-Income Ratio
RANGE OF DEBT-TO-INCOME RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
0.01 - 20.00	27	8,094,171.00	4.15	359	14.27	7.569	659	83.25
20.01 - 25.00	18	4,756,091.84	2.44	359	22.77	7.743	665	80.85
25.01 - 30.00	44	11,340,731.00	5.81	359	28.15	7.689	663	82.04
30.01 - 35.00	66	18,713,138.00	9.58	359	33.29	7.746	662	82.63
35.01 - 40.00	121	35,723,029.00	18.30	358	38.15	7.844	660	81.86
40.01 - 45.00	150	51,252,021.00	26.25	359	43.26	7.739	662	81.96
45.01 - 50.00	191	64,299,488.97	32.93	359	48.03	7.657	658	81.92
50.01 - 55.00	2	1,056,400.00	0.54	358	54.06	7.182	631	80.00
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Geographic Distribution
STATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Alabama	1	240,000.00	0.12	356	16.00	6.550	630	81.36
Arizona	70	14,625,616.00	7.49	359	38.40	8.002	653	83.58
California	271	106,500,407.13	54.55	359	41.49	7.656	664	81.66
Colorado	11	2,261,755.84	1.16	359	30.21	7.521	636	79.69
Connecticut	3	577,200.00	0.30	359	27.56	7.336	652	78.01
Florida	103	25,014,053.00	12.81	359	39.87	7.891	669	81.65
Hawaii	7	2,908,500.00	1.49	359	35.46	7.345	664	84.19
Illinois	27	8,222,618.84	4.21	355	41.63	7.969	645	81.30
Indiana	1	152,772.00	0.08	360	39.00	7.650	640	80.00
Maryland	22	6,502,615.00	3.33	359	39.64	7.615	652	82.23
Massachusetts	6	1,832,912.00	0.94	359	38.95	7.619	653	85.22
Michigan	2	346,250.00	0.18	360	31.49	9.299	661	90.49
Minnesota	2	632,000.00	0.32	359	34.42	7.008	696	80.00
Missouri	1	176,800.00	0.09	359	28.00	9.500	679	80.00
Nevada	17	3,637,326.00	1.86	359	34.96	7.645	652	81.48
New Jersey	10	3,186,900.00	1.63	359	44.45	7.411	642	85.04
New Mexico	3	455,000.00	0.23	360	35.64	8.365	627	79.90
New York	18	8,116,870.00	4.16	359	42.88	7.449	641	82.35
North Carolina	2	204,000.00	0.10	360	33.65	7.575	637	64.70
Ohio	5	631,875.00	0.32	358	36.39	8.991	628	90.04
Oregon	3	555,920.00	0.28	359	42.89	8.658	710	80.00
Pennsylvania	2	254,800.00	0.13	359	44.50	7.475	627	81.95
Rhode Island	1	266,000.00	0.14	360	43.00	6.950	621	95.00
Tennessee	1	153,000.00	0.08	360	34.00	8.250	633	90.00
Texas	6	1,585,230.00	0.81	360	38.06	7.906	665	85.06
Utah	15	3,508,300.00	1.80	359	34.21	7.683	662	80.64
Washington	8	2,552,750.00	1.31	359	41.56	7.860	637	85.53
Wisconsin	1	133,600.00	0.07	359	49.00	8.580	635	80.00
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Occupancy Status
OCCUPANCY STATUS*	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Primary	604	190,999,115.81	97.83	359	40.61	7.709	660	81.90
Second Home	15	4,235,955.00	2.17	359	31.91	8.151	677	87.07
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

*Based on mortgagor representation at origination.

Documentation Type
INCOME DOCUMENTATION	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Full Documentation	361	111,073,707.97	56.89	359	40.55	7.389	657	81.94
Stated Documentation	194	63,597,762.84	32.57	359	41.53	8.310	665	81.54
Limited Documentation	64	20,563,600.00	10.53	359	36.28	7.673	657	83.84
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

Loan Purpose
PURPOSE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Purchase	406	122,929,414.00	62.96	359	40.72	7.801	669	81.49
Refinance-Debt Consolidation No Cash Out**	13	4,265,050.00	2.18	360	32.90	8.080	631	82.56
Refinance-Debt Consolidation Cash Out***	200	68,040,606.81	34.85	358	40.35	7.547	645	82.92
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

** Cash proceeds to the borrower inclusive of debt consolidation payments do not exceed 2% or $2,000 of the original principal balance of the related loan. Excludes home equity loans originated in Texas with any cash proceeds.

*** Cash proceeds to the borrower inclusive of debt consolidation payments exceed 2% or $2,000 of the original principal balance of the related loan. Also includes all home equity loans originated in Texas with any cash proceeds.

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Credit Grade
RISK CATEGORY	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
I	580	181,804,657.97	93.12	359	40.50	7.712	661	81.75
II	39	13,430,412.84	6.88	359	39.28	7.809	642	85.50
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

Property Type
PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Single Family	405	132,204,593.97	67.72	359	40.52	7.695	662	81.92
Two-to-Four Family	37	15,161,550.00	7.77	359	42.51	7.833	649	81.61
Condo	76	19,116,306.84	9.79	359	38.63	7.757	663	82.86
PUD	99	28,013,620.00	14.35	358	40.06	7.758	656	82.01
PUD Attached	2	739,000.00	0.38	360	39.22	7.188	652	85.13
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

Prepayment Charge Term
PREPAYMENT CHARGE TERM AT ORIGINATION (MONTHS)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
No Prepayment Penalty	151	50,543,045.84	25.89	359	40.00	8.157	655	82.58
12 Months	50	18,748,905.00	9.60	359	39.88	7.860	665	82.14
24 Months	360	108,509,275.84	55.58	359	40.48	7.549	663	81.91
36 Months	58	17,433,844.13	8.93	358	41.86	7.352	650	80.85
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

Conforming Balances
CONFORMING BALANCE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
Conforming	488	124,578,554.81	63.81	359	39.82	7.736	658	81.53
Non-Conforming	131	70,656,516.00	36.19	359	41.48	7.689	663	82.86
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Maximum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MAXIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
12.000 - 12.499	16	5,911,920.00	3.23	359	38.69	6.275	659	81.87
12.500 - 12.999	91	29,869,253.00	16.31	359	39.89	6.817	667	79.46
13.000 - 13.499	133	43,170,940.00	23.57	359	41.43	7.263	656	81.65
13.500 - 13.999	154	49,162,967.84	26.84	359	40.20	7.753	666	81.59
14.000 - 14.499	92	25,928,168.84	14.15	359	40.86	8.250	660	83.59
14.500 - 14.999	52	15,833,157.00	8.64	359	40.47	8.749	659	83.91
15.000 - 15.499	23	7,668,615.00	4.19	359	38.81	9.194	653	86.27
15.500 - 15.999	11	2,808,575.00	1.53	359	38.91	9.782	644	85.56
16.000 - 16.499	6	2,089,055.00	1.14	360	36.81	10.114	640	87.19
16.500 - 16.999	2	416,575.00	0.23	359	30.02	10.825	615	95.00
17.000 - 17.499	1	323,000.00	0.18	359	41.00	11.350	637	95.00
Total:	581	183,182,226.68	100.00	359	40.37	7.725	661	82.13
• [1]Original LTV if first lien, combined LTV if second lien

Minimum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MINIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
6.000 - 6.499	16	5,911,920.00	3.23	359	38.69	6.275	659	81.87
6.500 - 6.999	91	29,869,253.00	16.31	359	39.89	6.817	667	79.46
7.000 - 7.499	133	43,170,940.00	23.57	359	41.43	7.263	656	81.65
7.500 - 7.999	154	49,162,967.84	26.84	359	40.20	7.753	666	81.59
8.000 - 8.499	92	25,928,168.84	14.15	359	40.86	8.250	660	83.59
8.500 - 8.999	52	15,833,157.00	8.64	359	40.47	8.749	659	83.91
9.000 - 9.499	23	7,668,615.00	4.19	359	38.81	9.194	653	86.27
9.500 - 9.999	11	2,808,575.00	1.53	359	38.91	9.782	644	85.56
10.000 - 10.499	6	2,089,055.00	1.14	360	36.81	10.114	640	87.19
10.500 - 10.999	2	416,575.00	0.23	359	30.02	10.825	615	95.00
11.000 - 11.499	1	323,000.00	0.18	359	41.00	11.350	637	95.00
Total:	581	183,182,226.68	100.00	359	40.37	7.725	661	82.13
•  1Original LTV if first lien, combined LTV if second lien

Gross Margins of the Adjustable-Rate Loans
RANGE OF GROSS MARGINS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
6.000 - 6.499	581	183,182,226.68	100.00	359	40.37	7.725	661	82.13
Total:	581	183,182,226.68	100.00	359	40.37	7.725	661	82.13
1 Original LTV if first lien, combined LTV if second lien.

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Next Rate Adjustment Date of the Adjustable-Rate Loans
NEXT RATE ADJUSTMENT DATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
August 1, 2007	1	521,910.00	0.28	352	50.00	6.300	632	90.00
October 1, 2007	1	87,300.00	0.05	354	48.00	6.700	664	90.00
November 1, 2007	1	500,000.00	0.27	355	36.00	7.375	679	80.00
January 1, 2008	12	4,183,040.00	2.28	357	43.67	7.568	646	81.68
February 1, 2008	6	2,150,650.00	1.17	358	47.15	7.628	642	81.69
March 1, 2008	264	86,199,558.84	47.06	359	39.47	7.856	663	82.40
April 1, 2008	199	60,114,227.00	32.82	360	40.38	7.652	664	81.59
November 1, 2008	1	248,000.00	0.14	355	42.00	6.400	771	80.00
January 1, 2009	1	273,595.00	0.15	357	44.00	8.750	646	95.00
March 1, 2009	51	16,873,898.84	9.21	357	42.25	7.704	644	82.71
April 1, 2009	44	12,030,047.00	6.57	360	41.39	7.340	657	81.64
Total:	581	183,182,226.68	100.00	359	40.37	7.725	661	82.13
1 Original LTV if first lien, combined LTV if second lien.

Initial Periodic Rate Cap of the Adjustable-Rate Loans
INITIAL PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
2.000	581	183,182,226.68	100.00	359	40.37	7.725	661	82.13
Total:	581	183,182,226.68	100.00	359	40.37	7.725	661	82.13
1 Original LTV if first lien, combined LTV if second lien.

Periodic Rate Cap of the Adjustable-Rate Loans
PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
1.000	581	183,182,226.68	100.00	359	40.37	7.725	661	82.13
Total:	581	183,182,226.68	100.00	359	40.37	7.725	661	82.13
1 Original LTV if first lien, combined LTV if second lien.

Historical Delinquency of the Mortgage Loans Since Origination
STATUS	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV[1] (%)
1 x 30	2	360,000.00	0.18	357	34.78	7.250	684	80.00
Never Delinquent	617	194,875,070.81	99.82	359	40.43	7.720	660	82.02
Total:	619	195,235,070.81	100.00	359	40.42	7.719	660	82.01

North American ABS - Home Equity			Syndicate/Sales Desk
Origination:	Brian Bernard	834-5139	Brian McDonald	834-4154
	Paul White	834-5440	Andy Cherna	834-4154
	Tom Roh	834-5936	Randall Outlaw	834-4154
	Jamie Gordon	834-5409	Melissa Traylor	834-4154
	Swapna Putcha	834-5435	Lizmary Rodriguez	834-4154
	Alissa Smith	834-5432
	Kathryn Bauer	834-9986
	Shilla Kim-Parker	834-5006

Structuring/
Home Equity Trading:	Robert Miller	834-2428
	Raj Kothari	834-3339
	Kevin Lynn	834-2394	Asset-Backed Trading
	Osmin Rivera	834-2151	Peter Basso	834-3720
			Maria Lopes	834-3720
			Vikas Sarna	834-3720
			Nick Sykes	834-3720

Rating Agency Contacts

Standard & Poor’s
Peter Graham	212.438.1599

Moody’s

Fitch

Please Direct All Questions to the Syndicate Desk (x4-4154) Brian McDonald Andy Cherna Randall Outlaw Melissa Traylor